Execution Version
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of May 31, 2022
    This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is by and among CENTURI GROUP, INC., a Nevada corporation (the “Company”), and each Additional Borrower that becomes a party thereto in accordance with Section 5.17 thereto, as US Borrowers, CENTURI CANADA DIVISION INC., a corporation organized under the laws of the Province of Ontario, Canada, and each Additional Borrower that becomes a party thereto in accordance with Section 5.17 thereto, as Canadian Borrowers, the other Credit Parties party hereto, the lenders party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

    WHEREAS, the Company, the Lenders party thereto, the other Credit Parties party thereto and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of August 27, 2021 (as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrowers.
WHEREAS, the Company and the Administrative Agent have elected to make an Early Opt-in Election to transition from LIBOR to Term SOFR solely with respect to the Initial Term Loan, pursuant to the terms of the Existing Credit Agreement.
WHEREAS, the Company has requested that the Administrative Agent and the Lenders agree to amend the Existing Credit Agreement as more specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms. All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement (as set forth on Annex A attached hereto).
2.Amendments to the Credit Agreement. As of the Effective Date (as defined below) and subject to and in accordance with the terms and conditions set forth herein:
(a)    the body of the Existing Credit Agreement (excluding the Schedules and Exhibits thereto, other than as set forth in clause (b) of this Section 2) are hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), (ii) add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (iii) move the green double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case, as set forth in the Credit Agreement attached hereto as Annex A.
(b)    Exhibit D (Form of Notice of Prepayment) and Exhibit E (Form of Notice of Conversion/Continuation) to the Existing Credit Agreement are each hereby amended and restated in its entirety as set forth as Annex B hereto.
3.Early Opt-in Election.  Pursuant to Section 5.8(c)(i) of the Existing Credit Agreement, the Company and the Administrative Agent have made an Early Opt-in Election to replace the LIBOR Rate with Term SOFR solely with respect to Initial Term Loans. On and after the Effective Date, all outstanding Initial Term Loans that are LIBOR Rate Loans denominated in Dollars shall continue as LIBOR Rate Loans under the Credit Agreement (and, notwithstanding anything in this Amendment including Annex A hereto to the contrary, subject to the terms and conditions and applicable interest rate terms (including breakage) with respect to LIBOR Rate Loans under the Existing Credit Agreement)
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solely for the remainder of the Interest Periods applicable thereto immediately prior to the effectiveness of this Amendment; it being understood that such LIBOR Rate Loans and Interest Periods are not being renewed or extended as a result of this Amendment and, upon the expiration or earlier termination of such Interest Periods, such LIBOR Rate Loans shall be (i) repaid or (ii) converted to Base Rate Loans or SOFR Loans (in each case, as defined in the Credit Agreement) as the Borrowers may elect (which election in the case of clause (ii) shall be made in accordance with the notice requirements set forth in Section 5.2 of the Credit Agreement as though the Borrowers were requesting a borrowing to be made on the effective date of such conversion). This Amendment shall constitute notice to the Lenders of an Early Opt-In Election.

4.Conditions to Effectiveness. This Amendment shall become effective on May 31, 2023 (being the sixth (6th) Business Day after the date that the Administrative Agent has posted a copy of this Amendment to each of the Lenders and the Company); provided that the following conditions are satisfied or waived (such date, the “Effective Date”):

(i)Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent and the Credit Parties.
(ii)Payment at Closing. The Borrowers shall have paid or made arrangements to pay contemporaneously with closing (A) to the Administrative Agent, Wells Fargo Securities, LLC and the Lenders the fees as separately agreed among the Administrative Agent, Wells Fargo Securities, LLC, the Lenders and the Borrowers and any other accrued and unpaid fees or commissions due hereunder (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent) and (C) to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.
(iii)Lender Negative Consent. The Administrative Agent shall have posted a copy of this Amendment to each of the Lenders and the Company at least five (5) Business Days prior to its effectiveness, and the Administrative Agent shall not have received, by 5:00 p.m., New York City time, on May 30, 2023, written notice from Lenders comprising the Required Lenders that such Required Lenders object to the Early Opt-in Election in accordance with clause (d) of the definition of “Benchmark Replacement Date (LIBOR)” of the Existing Credit Agreement.
5.Representations and Warranties. Each Credit Party represents and warrants as follows:
(a)Each Credit Party has the right, power, and authority and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment. This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable against each Credit Party that is party hereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)The execution, delivery and performance by each Credit Party of this Amendment and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to any Credit Party or any Subsidiary thereof where the failure to obtain such Governmental Approval or such violation could reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Credit Party or any Subsidiary thereof, (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse
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Effect, (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens or (v) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment other than consents, authorizations, filings or other acts or consents for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty are true and correct in all respects, on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).
(d)No Default or Event of Default shall exist after giving effect to this Amendment.
6.Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Credit Parties or any of their respective Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. Without limiting the generality of the foregoing, the execution and delivery of this Amendment (including the annexes hereto) shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Amendment.

7.Reaffirmation. By its execution hereof, each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person, or release such Person from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

8.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The execution and delivery of this Amendment shall be deemed to include Electronic Signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such Electronic Signature shall be promptly followed by the original thereof
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9.Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
10.Entire Agreement. This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent and/or the Lead Arrangers, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
11.Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.
[Signature Pages Follow]
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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:
CENTURI GROUP, INC.

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Executive Vice President/Asst. Chief Financial
Officer and Treasurer

CENTURI CANADA DIVISION INC.

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

Centuri Group, Inc.
Second Amendment to Second Amended and Restated Credit Agreement
Signature Page

GUARANTORS:

CANYON PIPELINE CONSTRUCTION, INC.

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

CANYON SPECIAL PROJECTS LLC

By: /s/ Gregory A. Izenstark
Name: Gregory A. Izenstark
Title: Treasurer

CANYON TRAFFIC CONTROL LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

CENTURI OIL & GAS GROUP LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

CENTURI POWER GROUP LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

CENTURI SERVICES GROUP LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

CENTURI U.S. DIVISION, INC.

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

ELECTRIC T&D DIVISION LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

ELECTRIC T&D HOLDINGS LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

INTELLICHOICE ENERGY, LLC
Centuri Group, Inc.
Second Amendment to Second Amended and Restated Credit Agreement
Signature Page

By: /s/ Gregory A. Izenstark
Name: Gregory A. Izenstark
Title: Treasurer

INTELLICHOICE ENERGY OF CALIFORNIA, LLC

By: /s/ Gregory A. Izenstark
Name: Gregory A. Izenstark
Title: Treasurer

LINETEC SERVICES, LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

MERITUS ELECTRIC T&D DIVISION LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

MERITUS OIL & GAS DIVISION LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

MERITUS SERVICES DIVISION LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

NATIONAL BARRICADE LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

NATIONAL POWERLINE LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

NEUCO EQUIPMENT LLC

By: /s/ Gregory A. Izenstark
Name: Gregory A. Izenstark
Title: Treasurer

NEW ENGLAND UTILITY CONSTRUCTORS, INC

Centuri Group, Inc.
Second Amendment to Second Amended and Restated Credit Agreement
Signature Page

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

NPL CONSTRUCTION CO.

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

NPL EAST LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

NPL GREAT LAKES LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

NPL MID-AMERICA LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

NPL WEST LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

Centuri Group, Inc.
Second Amendment to Second Amended and Restated Credit Agreement
Signature Page

OIL & GAS DIVISION LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

SERVICES DIVISION LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

SOUTHWEST ADMINISTRATORS, INC.

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

DRUM PARENT LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

RIGGS DISTLER & COMPANY, INC.

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Assistant Treasurer

SHELBY MECHANICAL LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Assistant Treasurer

SHELBY PLUMBING, LLC

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Assistant Treasurer

NPL CANADA LTD

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

Centuri Group, Inc.
Second Amendment to Second Amended and Restated Credit Agreement
Signature Page

WSN CONSTRUCTION INC.

By: /s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

Centuri Group, Inc.
Second Amendment to Second Amended and Restated Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

    By: /s/ John Hancey
Name: John Hancey
Title: SVP

Centuri Group, Inc.
Second Amendment to Second Amended and Restated Credit Agreement
Signature Page

Centuri Group, Inc.
Second Amendment to Second Amended and Restated Credit Agreement
Signature Page

ANNEX A
Amended Credit Agreement
(See attached)

174327674

ANNEX B
Amended Exhibits D and E
(See Attached)

174327674

EXHIBIT D
to
Second Amended and Restated Credit Agreement
dated as of August 27, 2021
by and among
Centuri Group, Inc.
and each Additional Borrower that becomes a party thereto as a US Borrower, as US Borrowers,
Centuri Canada Division Inc.
and each Additional Borrower that becomes a party thereto as a Canadian Borrower, as Canadian Borrowers,
the lenders party thereto,
as Lenders,
and
Wells Fargo Bank, National Association,
as Administrative Agent

FORM OF NOTICE OF PREPAYMENT

174327674

NOTICE OF PREPAYMENT

Dated as of: _____________

Wells Fargo Bank, National Association,
as Administrative Agent
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

    This irrevocable Notice of Prepayment is delivered to you pursuant to Section [2.4(c)] [4.4(a)] of the Second Amended and Restated Credit Agreement, dated as of August 27, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Centuri Group, Inc., a Nevada corporation (“Centuri”), and each Additional Borrower that becomes a party thereto in accordance with Section 5.17 thereof (collectively, the “US Borrowers”), Centuri Canada Division Inc., a corporation organized under the laws of the Province of Ontario (“Centuri Canada”), Canada, and each Additional Borrower that becomes a party thereto in accordance with Section 5.17 thereof (collectively, the “Canadian Borrowers”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
1.    [Centuri][INSERT EACH ADDITIONAL US BORROWER][Centuri Canada][INSERT EACH ADDITIONAL CANADIAN BORROWER] hereby provide[s] notice to the Administrative Agent that it shall prepay the following [Base Rate Loans] [SOFR Loans] [Canadian Base Rate Loans] and/or [CDOR Rate Loans]: _______________. (Complete with an amount in accordance with Section 2.4 or Section 4.4 of the Credit Agreement.)
2.    The Loan(s) to be prepaid consist of: [check each applicable box]
☐    a US Swingline Loan
☐    a Canadian Swingline Loan
☐    a US Revolving Credit Loan
☐    a Canadian Revolving Credit Loan
☐    the Initial Term Loan
☐    an Incremental Term Loan
3.    [Centuri][INSERT EACH ADDITIONAL US BORROWER][Centuri Canada][INSERT EACH ADDITIONAL CANADIAN BORROWER] shall repay the above-referenced Loans on the following Business Day: _______________. (Complete with a date no earlier than (i) the same Business Day as of the date of this Notice of Prepayment with respect to any US Swingline Loan, Canadian Swingline Loan or Base Rate Loan, (ii) one (1) Business Day subsequent to the date of this Notice of Prepayment with respect to each Canadian Base Rate Loan, (iii) three (3) U.S. Government Securities Business Days subsequent to the date of this Notice of Prepayment with respect to any SOFR Loan and (iv) four (4) Business days subsequent to the date of this Notice of Prepayment with respect to any CDOR Rate Loan.)
[Signature Page Follows]

174327674

IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment as of the day and year first written above.

[CENTURI GROUP, INC., as [a] US Borrower

By:
Name:
Title: ]
[[INSERT EACH ADDITIONAL US BORROWER], as a US Borrower

By:
Name:
Title: ]

[CENTURI CANADA DIVISION INC., as [a] Canadian Borrower

By:
Name:
Title: ]
[[INSERT EACH ADDITIONAL CANADIAN BORROWER], as a Canadian Borrower

By:
Name:
Title: ]

174327674

EXHIBIT E
to
Second Amended and Restated Credit Agreement
dated as of August 27, 2021
by and among
Centuri Group, Inc.
and each Additional Borrower that becomes a party thereto as a US Borrower, as US Borrowers,
Centuri Canada Division Inc.
and each Additional Borrower that becomes a party thereto as a Canadian Borrower, as Canadian Borrowers,
the lenders party thereto,
as Lenders,
and
Wells Fargo Bank, National Association,
as Administrative Agent

FORM OF NOTICE OF CONVERSION/CONTINUATION

174327674

NOTICE OF CONVERSION/CONTINUATION

Dated as of: _____________

Wells Fargo Bank, National Association,
as Administrative Agent
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

This irrevocable Notice of Conversion/Continuation (this “Notice”) is delivered to you pursuant to Section 5.2 of the Second Amended and Restated Credit Agreement, dated as of August 27, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Centuri Group, Inc., a Nevada corporation, and each Additional Borrower that becomes a party thereto in accordance with Section 5.17 thereof (collectively, the “US Borrowers”), Centuri Canada Division Inc., a corporation organized under the laws of the Province of Ontario, Canada, and each Additional Borrower that becomes a party thereto in accordance with Section 5.17 thereof (collectively, the “Canadian Borrowers”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
1.    The Loan to which this Notice relates is [a US Revolving Credit Loan] [a Canadian Revolving Credit Loan] [the Initial Term Loan] [an Incremental Term Loan]. (Delete as applicable.)
2.    This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Credit Agreement.)
☐    Converting all or a portion of a [Base Rate Loan into a SOFR Loan][Canadian Base Rate Loan into a CDOR Rate Loan]

Outstanding principal balance:    $______________
Principal amount to be converted:    $______________
Requested effective date of conversion:    _______________
Requested new Interest Period:    _______________

☐    Converting all or a portion of a [SOFR Loan into a Base Rate Loan][CDOR Rate Loan into a Canadian Base Rate Loan]

Outstanding principal balance:    $______________
Principal amount to be converted:    $______________
Last day of the current Interest Period:    _______________
Requested effective date of conversion:    _______________

☐    Continuing all or a portion of a [SOFR Loan as a SOFR Loan][CDOR Rate Loan as a CDOR Rate Loan]

174327674

Outstanding principal balance:    $______________
Principal amount to be continued:    $______________
Last day of the current Interest Period:    _______________
Requested effective date of continuation:    _______________
Requested new Interest Period:    _______________
3.    The aggregate principal amount of all Loans and L/C Obligations outstanding as of the date hereof does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.
[Signature Page Follows]

174327674

IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation as of the day and year first written above.

[CENTURI GROUP, INC., as [a] US Borrower

By:
Name:
Title: ]
[[INSERT EACH ADDITIONAL US BORROWER], as a US Borrower

By:
Name:
Title: ]

[CENTURI CANADA DIVISION INC., as [a] Canadian Borrower

By:
Name:
Title: ]
[[INSERT EACH ADDITIONAL CANADIAN BORROWER], as a Canadian Borrower

By:
Name:
Title: ]

174327674

~~Exhibit~~Annex A to ~~First~~Second Amendment

Published CUSIP Number: 15643XAA6
Revolving Credit CUSIP Number: 15643XAB4
Initial Term Loan CUSIP Number: 15643XAC2

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of August 27, 2021
(as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of November 4, 2022 and the Second Amendment to Second Amended and Restated Credit Agreement dated as of May 31, 2023)

by and among
CENTURI GROUP, INC.,
and
each Additional Borrower,
as US Borrowers,

CENTURI CANADA DIVISION INC.,
and
each Additional Borrower,
as Canadian Borrowers,

the Lenders referred to herein,
as Lenders,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender and Issuing Lender,

WELLS FARGO SECURITIES, LLC and
BOFA SECURITIES, INC.,
as Joint Lead Arrangers and Joint Bookrunners

BANK OF AMERICA, N.A.,
as Syndication Agent

and

CANADIAN IMPERIAL BANK OF COMMERCE,
PNC BANK, NATIONAL ASSOCIATION,
TRUIST BANK,
U.S. BANK NATIONAL ASSOCIATION and
BANK OF MONTREAL,
as Documentation Agents

~~165457743_4~~174358596_2

Page
ARTICLE I    DEFINITIONS    1
SECTION 1.1    Definitions    1
SECTION 1.2    Other Definitions and Provisions    ~~53~~51
SECTION 1.3    Accounting Terms    ~~54~~51
SECTION 1.4    UCC and PPSA Terms    ~~54~~52
SECTION 1.5    Rounding    ~~54~~52
SECTION 1.6    References to Agreement and Laws    ~~54~~52
SECTION 1.7    Times of Day    ~~55~~52
SECTION 1.8    Letter of Credit Amounts    ~~55~~52
SECTION 1.9    Guarantees/Earn-Outs    ~~55~~52
SECTION 1.10    Alternative Currency Matters    ~~55~~53
SECTION 1.11    Rates    ~~55~~53
SECTION 1.12    Limited Condition Acquisitions    ~~56~~54
SECTION 1.13    Divisions    ~~58~~55
ARTICLE II    REVOLVING CREDIT FACILITY    ~~58~~55
SECTION 2.1    Revolving Credit Loans    ~~58~~55
SECTION 2.2    Swingline Loans    ~~59~~56
SECTION 2.3    Procedure for Advances of Revolving Credit Loans and Swingline Loans    ~~60~~57
SECTION 2.4    Repayment and Prepayment of Revolving Credit and Swingline Loans    ~~61~~58
SECTION 2.5    Permanent Reduction of the Revolving Credit Commitment    ~~63~~60
SECTION 2.6    Termination of Revolving Credit Facility    ~~63~~60
ARTICLE III    LETTER OF CREDIT FACILITY    ~~63~~61
SECTION 3.1    L/C Facility    ~~63~~61
SECTION 3.2    Procedure for Issuance of Letters of Credit    ~~65~~62
SECTION 3.3    Commissions and Other Charges    ~~65~~62
SECTION 3.4    L/C Participations    ~~65~~63
SECTION 3.5    Reimbursement Obligation of the Borrowers    ~~66~~63
SECTION 3.6    Obligations Absolute    ~~67~~64
SECTION 3.7    Effect of Letter of Credit Application    ~~67~~64
SECTION 3.8    Removal and Resignation of Issuing Lenders    ~~67~~65
SECTION 3.9    Reporting of Letter of Credit Information and L/C Commitment    ~~68~~65
SECTION 3.10    Letters of Credit Issued for Subsidiaries    ~~68~~65
ARTICLE IV    TERM LOAN FACILITY    ~~69~~66
SECTION 4.1    Initial Term Loan    ~~69~~66
i
~~165457743_4~~174358596_2

(continued)
Page
SECTION 4.2    Procedure for Advance of Initial Term Loan    ~~69~~66
SECTION 4.3    Repayment of Term Loans    ~~69~~66
SECTION 4.4    Prepayments of Term Loans    ~~69~~66
ARTICLE V    GENERAL LOAN PROVISIONS    ~~72~~69
SECTION 5.1    Interest    ~~72~~69
SECTION 5.2    Notice and Manner of Conversion or Continuation of Loans    ~~75~~72
SECTION 5.3    Fees    ~~76~~73
SECTION 5.4    Manner of Payment    ~~77~~73
SECTION 5.5    Evidence of Indebtedness    ~~77~~74
SECTION 5.6    Sharing of Payments by Lenders    ~~78~~74
SECTION 5.7    Administrative Agent’s Clawback    ~~78~~75
SECTION 5.8    Changed Circumstances    ~~79~~76
SECTION 5.9    Indemnity    ~~84~~80
SECTION 5.10    Increased Costs    ~~85~~81
SECTION 5.11    Taxes    ~~86~~82
SECTION 5.12    Mitigation Obligations; Replacement of Lenders    ~~89~~85
SECTION 5.13    Incremental Loans    ~~91~~87
SECTION 5.14    Cash Collateral    ~~94~~90
SECTION 5.15    Defaulting Lenders    ~~95~~91
SECTION 5.16    Centuri as Agent for the Borrowers; Nature of Obligations    ~~97~~93
SECTION 5.17    Additional Borrowers    ~~97~~93
SECTION 5.18    Refinancing Facilities    ~~98~~94
SECTION 5.19    Amend and Extend Transactions    ~~101~~97
ARTICLE VI    CONDITIONS OF CLOSING AND BORROWING    ~~103~~99
SECTION 6.1    Conditions to Closing and Initial Extensions of Credit    ~~103~~99
SECTION 6.2    Conditions to All Extensions of Credit    ~~106~~102
ARTICLE VII    REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES    ~~107~~103
SECTION 7.1    Organization; Power; Qualification    ~~107~~103
SECTION 7.2    Ownership    ~~107~~103
SECTION 7.3    Authorization; Enforceability    ~~108~~104
SECTION 7.4    Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc    ~~108~~104
SECTION 7.5    Compliance with Law; Governmental Approvals    ~~108~~104
SECTION 7.6    Tax Returns and Payments    ~~108~~104
SECTION 7.7    Intellectual Property Matters    ~~109~~105

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(continued)
Page
SECTION 7.8    Environmental Matters    ~~109~~105
SECTION 7.9    Employee Benefit Matters    ~~110~~106
SECTION 7.10    Margin Stock    ~~111~~107
SECTION 7.11    Government Regulation    ~~111~~107
SECTION 7.12    [Intentionally Omitted]    ~~112~~108
SECTION 7.13    Employee Relations    ~~112~~108
SECTION 7.14    Burdensome Provisions    ~~112~~108
SECTION 7.15    Financial Statements    ~~112~~108
SECTION 7.16    No Material Adverse Change    ~~112~~108
SECTION 7.17    Solvency    ~~112~~108
SECTION 7.18    Title to Properties    ~~112~~108
SECTION 7.19    Litigation    ~~112~~108
SECTION 7.20    Anti-Corruption Laws and Sanctions    ~~113~~109
SECTION 7.21    Absence of Defaults    ~~113~~109
SECTION 7.22    Senior Indebtedness Status    ~~113~~109
SECTION 7.23    Disclosure    ~~113~~109
SECTION 7.24    Insurance    ~~114~~110
ARTICLE VIII    AFFIRMATIVE COVENANTS    ~~114~~110
SECTION 8.1    Financial Statements and Budgets    ~~114~~110
SECTION 8.2    Certificates; Other Reports    ~~115~~111
SECTION 8.3    Notice of Litigation and Other Matters    ~~117~~113
SECTION 8.4    Preservation of Corporate Existence and Related Matters    ~~118~~114
SECTION 8.5    Maintenance of Property and Licenses    ~~118~~114
SECTION 8.6    Insurance    ~~118~~114
SECTION 8.7    Accounting Methods and Financial Records    ~~118~~114
SECTION 8.8    Payment of Taxes and Other Obligations    ~~118~~114
SECTION 8.9    Compliance with Laws and Approvals    ~~119~~115
SECTION 8.10    Environmental Laws    ~~119~~115
SECTION 8.11    Compliance with ERISA and Canadian Pension Laws    ~~119~~115
SECTION 8.12    Maintenance of Debt Ratings    ~~119~~115
SECTION 8.13    Visits and Inspections    ~~119~~115
SECTION 8.14    Additional Subsidiaries and Collateral    ~~120~~116
SECTION 8.15    Use of Proceeds    ~~122~~118
SECTION 8.16    Corporate Governance    ~~122~~118
SECTION 8.17    Further Assurances    ~~122~~118

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(continued)
Page
SECTION 8.18    Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions    ~~122~~118
SECTION 8.19    Post-Closing Matters    ~~122~~118
ARTICLE IX    NEGATIVE COVENANTS    ~~122~~118
SECTION 9.1    Indebtedness    ~~123~~119
SECTION 9.2    Liens    ~~126~~122
SECTION 9.3    Investments    ~~128~~124
SECTION 9.4    Fundamental Changes    ~~130~~126
SECTION 9.5    Asset Dispositions    ~~131~~127
SECTION 9.6    Restricted Payments    ~~132~~128
SECTION 9.7    Transactions with Affiliates    ~~133~~129
SECTION 9.8    Accounting Changes; Organizational Documents    ~~133~~129
SECTION 9.9    Payments and Modifications of Junior Indebtedness    ~~134~~130
SECTION 9.10    No Further Negative Pledges; Restrictive Agreements    ~~134~~130
SECTION 9.11    Nature of Business    ~~135~~131
SECTION 9.12    Sale Leasebacks    ~~135~~131
SECTION 9.13    Financial Covenants    ~~135~~132
SECTION 9.14    Disposal of Subsidiary Interests    ~~136~~132
ARTICLE X    DEFAULT AND REMEDIES    ~~136~~132
SECTION 10.1    Events of Default    ~~136~~132
SECTION 10.2    Remedies    ~~138~~134
SECTION 10.3    Rights and Remedies Cumulative; Non-Waiver; etc    ~~139~~135
SECTION 10.4    Crediting of Payments and Proceeds    ~~140~~136
SECTION 10.5    Administrative Agent May File Proofs of Claim    ~~141~~137
SECTION 10.6    Credit Bidding    ~~142~~138
SECTION 10.7    Judgment Currency    ~~143~~139
ARTICLE XI    THE ADMINISTRATIVE AGENT    ~~143~~139
SECTION 11.1    Appointment and Authority    ~~143~~139
SECTION 11.2    Rights as a Lender    ~~144~~140
SECTION 11.3    Exculpatory Provisions    ~~144~~140
SECTION 11.4    Reliance by the Administrative Agent    ~~145~~141
SECTION 11.5    Delegation of Duties    ~~146~~142
SECTION 11.6    Resignation of Administrative Agent    ~~146~~142
SECTION 11.7    Non-Reliance on Administrative Agent and Other Lenders    ~~147~~143
SECTION 11.8    No Other Duties, Etc    ~~148~~144
SECTION 11.9    Collateral and Guaranty Matters    ~~148~~144

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(continued)
Page
SECTION 11.10    Secured Hedge Agreements and Secured Cash Management Agreements    ~~149~~145
SECTION 11.11    Erroneous Payments    ~~149~~145
ARTICLE XII    MISCELLANEOUS    ~~151~~147
SECTION 12.1    Notices    ~~151~~147
SECTION 12.2    Amendments, Waivers and Consents    ~~154~~150
SECTION 12.3    Expenses; Indemnity    ~~157~~153
SECTION 12.4    Right of Setoff    ~~158~~154
SECTION 12.5    Governing Law; Jurisdiction, Etc    ~~159~~155
SECTION 12.6    Waiver of Jury Trial    ~~160~~156
SECTION 12.7    Reversal of Payments    ~~160~~156
SECTION 12.8    Injunctive Relief    ~~160~~156
SECTION 12.9    Successors and Assigns; Participations    ~~160~~156
SECTION 12.10    Treatment of Certain Information; Confidentiality    ~~164~~160
SECTION 12.11    Performance of Duties    ~~165~~161
SECTION 12.12    All Powers Coupled with Interest    ~~165~~161
SECTION 12.13    Survival    ~~165~~161
SECTION 12.14    Titles and Captions    ~~165~~161
SECTION 12.15    Severability of Provisions    ~~166~~162
SECTION 12.16    Counterparts; Integration; Effectiveness; Electronic Execution    ~~166~~162
SECTION 12.17    Term of Agreement    ~~167~~163
SECTION 12.18    USA PATRIOT Act; Anti-Money Laundering Laws    ~~167~~163
SECTION 12.19    Independent Effect of Covenants    ~~167~~163
SECTION 12.20    No Advisory or Fiduciary Responsibility    ~~167~~163
SECTION 12.21    Inconsistencies with Other Documents    ~~168~~164
SECTION 12.22    Acknowledgement and Consent to Bail-In of Affected Financial Institutions    ~~168~~164
SECTION 12.23    Certain ERISA Matters    ~~168~~164
SECTION 12.24    Acknowledgement Regarding Any Supported QFCs    ~~169~~165
SECTION 12.25    Amendment and Restatement; No Novation    ~~170~~166
v
~~165457743_4~~174358596_2

EXHIBITS
Exhibit A-1	-	Form of US Revolving Credit Note
Exhibit A-2	-	Form of Canadian Revolving Credit Note
Exhibit A-3	-	Form of US Swingline Note
Exhibit A-4	-	Form of Canadian Swingline Note
Exhibit A-5	-	Form of US Term Loan Note
Exhibit A-6	-	Form of Canadian Term Loan Note
Exhibit B	-	Form of Notice of Borrowing
Exhibit C	-	Form of Notice of Account Designation
Exhibit D	-	Form of Notice of Prepayment
Exhibit E	-	Form of Notice of Conversion/Continuation
Exhibit F	-	Form of Officer’s Compliance Certificate
Exhibit G	-	Form of Assignment and Assumption
Exhibit H-1	-	Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Lenders)
Exhibit H-2	-	Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Participants)
Exhibit H-3	-	Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships)
Exhibit H-4	-	Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships)
Exhibit I	-	Additional Borrower Request and Assumption Agreement
Exhibit J	-	Additional Borrower Notice

SCHEDULES
Schedule 1.1(a)	-	Commitments and Commitment Percentages
Schedule 1.1(b)	-	Existing Letters of Credit
Schedule 1.1(c)	-	Historical Financial Covenant Amounts
Schedule 1.1(d)	-	Initial Issuing Lender Commitments
Schedule 7.1	-	Jurisdictions of Organization and Qualification
Schedule 7.2	-	Subsidiaries and Capitalization
Schedule 7.6	-	Tax Matters
Schedule 7.9	-	ERISA Plans
Schedule 7.13	-	Labor and Collective Bargaining Agreements
Schedule 7.18	-	Real Property
Schedule 8.19	-	Post-Closing Matters
Schedule 9.1	-	Existing Indebtedness
Schedule 9.2	-	Existing Liens
Schedule 9.3	-	Existing Loans, Advances and Investments
Schedule 9.7	-	Transactions with Affiliates

~~165457743_4~~174358596_2

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 27, 2021, by and among CENTURI GROUP, INC., a Nevada corporation, and each Additional Borrower that becomes a party hereto in accordance with Section 5.17, as US Borrowers, CENTURI CANADA DIVISION INC., a corporation organized under the laws of the Province of Ontario, Canada, and each Additional Borrower that becomes a party hereto in accordance with Section 5.17, as Canadian Borrowers, the lenders who are party to this Agreement and the lenders who may become a party to this Agreement pursuant to the terms hereof, as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders.
STATEMENT OF PURPOSE
Certain of the Borrowers, certain financial institutions party thereto (the “Existing Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of November 7, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”) pursuant to which the Existing Lenders extended senior credit facilities to certain of the Borrowers.
The Borrowers have requested, and subject to the terms and conditions set forth in this Agreement, the Administrative Agent and the Lenders have agreed, upon the terms and subject to the conditions set forth herein, to amend and restate the Existing Credit Agreement as set forth herein and extend senior credit facilities to the Borrowers as set forth herein.
It is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Credit Agreement and that this Agreement amend and restate the Existing Credit Agreement in its entirety.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:
ARTICLE 1

DEFINITIONS
Section 1.1    Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:
“Acceptable Intercreditor Agreement” means an intercreditor agreement, the terms of which are consistent with market terms governing security arrangements for the sharing of liens and/or arrangements relating to the distribution of payments, as applicable, (a) to the extent executed in connection with the incurrence of Indebtedness secured by Collateral intended to rank equal in priority to the Liens on the Collateral securing the Obligations, on a pari passu basis, (b) to the extent executed in connection with the incurrence of Indebtedness secured by Collateral intended to rank junior in priority to the Liens on the Collateral securing the Obligations, on a junior basis, and/or (c) to the extent executed in connection with the incurrence of Indebtedness intended to rank junior in rights to payment to the Obligations, on a junior basis, in each case at the time such intercreditor agreement is proposed to be established, as determined by the Administrative Agent and the Borrower in the exercise of reasonable judgment, among the Administrative Agent and one or more representatives for the holders of any such Indebtedness.
“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which any Consolidated Company (a) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger, amalgamation or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.
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“Additional Borrower” means certain Wholly-Owned US Subsidiaries and Wholly-Owned Canadian Subsidiaries of Centuri from time to time accepted as a Borrower to be party hereto pursuant to Section 5.17.
“Additional Borrower Notice” has the meaning set forth in Section 5.17.
“Additional Borrower Request and Assumption Agreement” has the meaning set forth in Section 5.17.
“Adjusted Consolidated Net Income” means Consolidated Net Income for the applicable period, but excluding in calculating Consolidated Net Income (solely to the extent Consolidated Net Income for such period is greater than $0) the following items accrued for the applicable period of the calculation, (a) amortization of goodwill, (b) impairment charges with respect to goodwill and other intangible assets, (c) non-cash charges related to deferred taxes and valuation allowances on deferred tax assets and (d) non-amortized fees related to Indebtedness that are written off.
“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.
“Administrative Agent” means Wells Fargo, in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 11.6.
“Administrative Agent’s Office” means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 12.1(c).
“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agents” means, collectively, the Administrative Agent, the Arrangers and the syndication agent and the documentation agents listed on the cover page hereto.
“Agent Parties” has the meaning assigned thereto in Section 12.1(e).
“Agreement” means this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.
“All-In Yield” means, as to any Indebtedness, the effective all-in yield applicable thereto as reasonably determined by the Administrative Agent in consultation with the Borrowers in a manner consistent with generally accepted financial practices, taking into account: (a) interest rate margins, (b) original issue discount (“OID”) and upfront or similar fees (which shall be deemed to constitute like amounts of OID) payable by the Borrowers or any of their respective Subsidiaries or Affiliates to the lenders under, or holders of, such Indebtedness in the initial primary syndication thereof (with OID and upfront fees being equated to interest based on assumed four-year life to maturity (or, if less, the stated Weighted Average Life to Maturity at the time of its incurrence of the applicable Indebtedness)), and (c) any interest rate floor, but excluding (i) any arrangement, commitment, structuring, agency or underwriting fees that are not paid to or shared with all relevant lenders generally in connection with the commitment or syndication of such Indebtedness, (ii) any ticking, unused line or similar fees or (iii) any other fee that is not paid directly by the Borrowers generally to all relevant lenders ratably in the primary syndication of such Indebtedness; provided that (A) to the extent that any interest rate specified for such Indebtedness that is subject to a floor (in each

~~165457743_4~~174358596_2

case, without giving effect to any such floor on the date on which the All-In Yield is being calculated) is less than such floor, the amount of such difference will be deemed added to the interest rate margin applicable to such Indebtedness for purposes of calculating the All-In Yield and (B) to the extent that any interest rate specified for such Indebtedness that is subject to a floor (in each case, without giving effect to any such floor on the date on which the All-In Yield is being calculated) is equal to or greater than such floor, the floor will be disregarded in calculating the All-In Yield.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrowers or their respective Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
“Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government decrees, orders, ordinances or rules applicable to the Borrowers or their respective Subsidiaries or Affiliates related to terrorism financing or money laundering including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).
“Applicable Designee” means any office, branch or Affiliate of a Lender designated thereby from time to time by written notice to the Administrative Agent and Centuri to fund all or any portion of such Lender’s Canadian Revolving Credit Loans and, to the extent applicable, any Incremental Term Loan made to any Canadian Borrower under this Agreement. Notwithstanding the designation by any Lender of an Applicable Designee, the Borrowers and the Administrative Agent shall be permitted to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and no such designation shall relieve any such Lender of its obligations hereunder.
“Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.
“Applicable Margin” means:
(i)with respect to the Initial Term Loans, (i) for ~~LIBOR Rate~~SOFR Loans, 2.50% per annum and (ii) for Base Rate Loans, 1.50% per annum; and
(ii)with respect to the Revolving Credit Facility, the corresponding percentages per annum as set forth below based on the Consolidated Net Leverage Ratio:

~~165457743_4~~174358596_2

Pricing Level	Consolidated Net Leverage Ratio	Adjusted Term SOFR and CDOR Rate +	Base Rate and Canadian Base Rate +	Commitment Fee
I	Less than or equal to 2.00 to 1.00	1.00%	0.00%	0.150%
II	Greater than 2.00 to 1.00, but less than or equal to 2.50 to 1.00	1.25%	0.25%	0.175%
III	Greater than 2.50 to 1.00, but less than or equal to 3.00 to 1.00	1.50%	0.50%	0.200%
IV	Greater than 3.00 to 1.00, but less than or equal to 3.50 to 1.00	1.75%	0.75%	0.250%
V	Greater than 3.50 to 1.00, but less than or equal to 4.00 to 1.00	2.00%	1.00%	0.300%
VI	Greater than 4.00 to 1.00, but less than or equal to 4.50 to 1.00	2.25%	1.25%	0.350%
VII	Greater than 4.50 to 1.00	2.50%	1.50%	0.350%

The Applicable Margin shall be determined and adjusted quarterly on the date five (5) Business Days after the day on which Centuri provides an Officer’s Compliance Certificate pursuant to Section 8.2(a) for the most recently ended fiscal quarter of Centuri (each such date, a “Calculation Date”); provided that (a) the Applicable Margin shall be based on the Pricing Level VII until the first Calculation Date occurring in connection with the first fiscal quarter to end after the First Amendment Effective Date and, thereafter the Pricing Level shall be determined by reference to the Consolidated Net Leverage Ratio as of the last day of the most recently ended fiscal quarter of Centuri preceding the applicable Calculation Date, and (b) if Centuri fails to provide an Officer’s Compliance Certificate when due as required by Section 8.2(a) or (b) for the most recently ended fiscal quarter of Centuri preceding the applicable Calculation Date, the Applicable Margin from the date on which such Officer’s Compliance Certificate was required to have been delivered shall be based on Pricing Level VII until such time as such Officer’s Compliance Certificate is delivered, at which time the Pricing Level shall be determined by reference to the Consolidated Net Leverage Ratio as of the last day of the most recently ended fiscal quarter of Centuri preceding such Calculation Date. The applicable Pricing Level shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Pricing Level shall be applicable to all Extensions of Credit then existing or subsequently made or issued.
Notwithstanding the foregoing, in the event that any financial statement or Officer’s Compliance Certificate delivered pursuant to Section 8.1 or 8.2 is shown to be inaccurate (regardless of whether (i) this Agreement is in effect, (ii) any Commitments are in effect, or (iii) any Extension of Credit is outstanding when such inaccuracy is discovered or such financial statement or Officer’s Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (A) Centuri shall immediately deliver to the Administrative Agent a corrected Officer’s Compliance Certificate for such Applicable Period, (B) the Applicable Margin for such Applicable Period shall be determined as if the Consolidated Net Leverage Ratio in the corrected Officer’s Compliance Certificate were applicable for such Applicable Period, and (C) the Borrowers shall immediately and retroactively be obligated to pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 5.4. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Sections 5.1(b) and 10.2 nor any of their other rights under this Agreement or any

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other Loan Document. The Borrowers’ obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.
“Applicant Borrower” has the meaning given such term in Section 5.17.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means Wells Fargo Securities, LLC and BofA Securities, Inc., in their respective capacities as joint lead arrangers and joint bookrunners.
“Asset Disposition” means the disposition of any Property (including, without limitation, any Equity Interests owned thereby) by any Credit Party or any Subsidiary thereof, whether by sale, lease, transfer, statutory division or otherwise, and any issuance of Equity Interests by any Subsidiary of any Credit Party to any Person that is not a Credit Party or any Subsidiary thereof.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.9), and accepted by the Administrative Agent, in substantially the form attached as Exhibit G or any other form approved by the Administrative Agent.
“Attributable Indebtedness” means, on any date of determination, (a) in respect of any Capital Lease Obligation of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease Obligation and (c) in respect of any Permitted Receivables Transaction, the aggregate cash amount paid by the lenders and/or purchasers under such Permitted Receivables Transaction in connection with their purchase of, or the making of loans secured by, Receivables Assets or interests therein, as the same may be reduced from time to time by collections with respect to such Receivables Assets or otherwise in accordance with the terms of the Permitted Receivables Transaction Documents since the Closing Date.
“Available Amount” means, on any date of determination, an amount equal to:
(1)an amount, not less than zero, equal to 50% of Adjusted Consolidated Net Income for the period (taken as one accounting period) from the fiscal quarter following September 30, 2020 to the end of the fiscal quarter most recently ended in respect of which an Officer’s Compliance Certificate has been delivered as required hereunder (or, in the case such Adjusted Consolidated Net Income shall be a negative number, 100% of such negative number); plus
(2)the net cash proceeds received by Centuri after the Closing Date as a result of any issuance of Qualified Equity Interests of Centuri to Southwest Gas and cash contributions received by Centuri from Southwest Gas as a capital contribution as common Equity Interests, in each case, during the period from the Closing Date through and including such date, other than the proceeds of issuances of Qualified Equity Interests or capital contributions to the extent specifically and contemporaneously utilized in connection with other transactions permitted pursuant to this Agreement (including the Drum Acquisition, but excluding any Investments made pursuant to Section 9.3(i) that are deducted pursuant to clause (d) below); plus
(3)the net cash proceeds received by Centuri or any Subsidiary during the period from the Closing Date through and including such date in connection with (i) cash returns, cash profits, cash distributions and similar cash amounts, including cash principal repayments of loans, in each case received in respect of any Investment originally made using the Available Amount after the Closing Date and (ii) sales of Investments that were originally made using the Available Amount (in each case, in an amount not to exceed the original amount of such Investment); minus
(4)the amount of payments made by Centuri or any of its Subsidiaries after the Closing Date to acquire the remaining Equity Interests of Linetec pursuant to Section 9.3(i); minus

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(5)the aggregate amount of all usage of the Available Amount pursuant to Sections 9.3(j), 9.6(d) and 9.9(c) on and after the Closing Date through and including the date of determination.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if the then-current Benchmark is a term rate, any tenor for such Benchmark or (b) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 5.8(c)(iv).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c)~~(i) in the case of the Initial Term Loans, the LIBOR Rate for an Interest Period of one month plus 1% and (ii) in the case of any other Loans,~~  Adjusted Term SOFR for an Interest Period of one month plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate~~, the LIBOR Rate~~  or Adjusted Term SOFR.
“Base Rate Loan” means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 5.1(a).
~~“Benchmark” means either a Benchmark (LIBOR) or a Benchmark (Non-LIBOR), as the context so requires.~~
~~“Benchmark (LIBOR)” means, initially, USD LIBOR; provided that if a Benchmark Transition Event (LIBOR), a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date (LIBOR) have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 5.8(c)(i).~~
“Benchmark ~~(Non-LIBOR)~~” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event ~~(Non-LIBOR)~~ has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 5.8(c)(i).
“Benchmark Replacement” means either a Benchmark Replacement (~~LIBOR~~Initial Term Loan) or a Benchmark Replacement (~~Non-LIBOR~~Revolver), as the context so requires.
“Benchmark Replacement (~~LIBOR~~Initial Term Loan)” means, for any Available Tenor,
(1)with respect to any Benchmark Transition Event ~~(LIBOR) or Early Opt-in Election~~, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date (~~LIBOR~~Initial Term Loan):
(a)the sum of: (A) Term SOFR and (B) the related Benchmark Replacement Adjustment (~~LIBOR~~Initial Term Loan); provided, that, if Centuri has provided a notification to the Administrative Agent in writing on or prior to such Benchmark Replacement Date (~~LIBOR~~Initial

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Term Loan) that a Borrower has a Hedge Agreement in place with respect to any of the Loans as of the date of such notice (which such notification the Administrative Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Administrative Agent, in its sole discretion, may decide not to determine the Benchmark Replacement (~~LIBOR~~Initial Term Loan) pursuant to this clause (a)(1) for such Benchmark Transition Event ~~(LIBOR) or Early Opt-in Election, as applicable~~;
(b)the sum of: (A) Daily Simple SOFR and (B) the related Benchmark Replacement Adjustment (~~LIBOR~~Initial Term Loan);
(c)the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and Centuri as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment (~~LIBOR~~Initial Term Loan); or
(2)~~with respect to  any Term  SOFR Transition Event, the sum of (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment (LIBOR)~~[reserved];
provided that, (i) in the case of clause (a)(1), if the Administrative Agent decides that Term SOFR is not administratively feasible for the Administrative Agent, then Term SOFR will be deemed unable to be determined for purposes of this definition and (ii) in the case of clause (a)(1) ~~or clause (b)~~ of this definition, the applicable Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion and made in a manner substantially consistent with determinations being made for similarly situated customers of such Administrative Agent under agreements having similar provisions. If the Benchmark Replacement (~~LIBOR~~Initial Term Loan) as determined pursuant to clause (a)(1), (a)(2) or (a)(3) ~~or clause (b)~~ of this definition would be less than the Floor, the Benchmark Replacement (~~LIBOR~~Initial Term Loan) will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement (~~Non-LIBOR~~Revolver)” means, with respect to any Benchmark Transition Event ~~(Non-LIBOR)~~ with respect to any Benchmark (other than LIBOR), the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and Centuri giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment (~~Non-LIBOR~~Revolver); provided that, if such Benchmark Replacement (~~Non-LIBOR~~Revolver) as so determined would be less than the Floor, such Benchmark Replacement (~~Non-LIBOR~~Revolver) will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment (~~LIBOR~~Initial Term Loan)” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:
(1)for purposes of clauses (a)(1) and (b) of the definition of “Benchmark Replacement (~~LIBOR~~Initial Term Loan),” an amount equal to (A) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, (B) 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration and (C) 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration;
(2)for purposes of clause (a)(2) of the definition of “Benchmark Replacement (~~LIBOR~~Initial Term Loan),” an amount equal to 0.11448% (11.448 basis points); and
(3)for purposes of clause (a)(3) of the definition of “Benchmark Replacement (~~LIBOR~~Initial Term Loan),” the spread adjustment, or method for calculating or determining such spread adjustment,

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(which may be a positive or negative value or zero) that has been selected by the Administrative Agent and Centuri giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date (~~LIBOR~~Initial Term Loan) or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.
“Benchmark Replacement Adjustment (~~Non-LIBOR~~Revolver)” means, with respect to any replacement of the then-current Benchmark (other than LIBOR) with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and Centuri giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.
“Benchmark Replacement Conforming Changes” means
(a)with respect to any Benchmark Replacement (~~LIBOR~~Initial Term Loan), any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent (in consultation with Centuri) decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement (~~LIBOR~~Initial Term Loan) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement (~~LIBOR~~Initial Term Loan) exists, in such other manner of administration as the Administrative Agent decides (in consultation with Centuri) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents); and
(b)with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement (~~Non-LIBOR~~Revolver), any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “US Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 5.9 and other technical, administrative or operational matters) that the Administrative Agent (in consultation with Centuri) decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent reasonably determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides (in consultation with Centuri) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Replacement Date (~~LIBOR~~Initial Term Loan)” means the earliest to occur of the following events with respect to the then-current Benchmark:

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(1)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event ~~(LIBOR)~~,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);
(2)in the case of clause (c) of the definition of “Benchmark Transition Event ~~(LIBOR)~~,” the date of the public statement or publication of information referenced therein;
(3)[reserved]; or
(4)[reserved].
~~(c) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the Administrative Agent has provided the Term SOFR Notice to the Lenders and Centuri pursuant to Section 5.8(c)(i)(C); or~~
~~(d) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders and Centuri, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.~~
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date (~~LIBOR~~Initial Term Loan) occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date (~~LIBOR~~Initial Term Loan) will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date (~~LIBOR~~Initial Term Loan)” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Replacement Date (~~Non-LIBOR~~Revolver)” means the earliest to occur of the following events with respect to the then-current Benchmark:
(1)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event ~~(Non-LIBOR)~~,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely as of a specific date ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2)in the case of clause (c) of the definition of “Benchmark Transition Event ~~(Non-LIBOR)~~,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, the “Benchmark Replacement Date (~~Non-LIBOR~~Revolver)” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event ~~(LIBOR)~~” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
~~(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator~~

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~~has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely as of a specific date, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);~~
~~(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely as of a specific date, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or~~
~~(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.~~
~~For the avoidance of doubt, a “Benchmark Transition Event (LIBOR)” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).~~
~~“Benchmark Transition Event (Non-LIBOR)” means the occurrence of one or more of the following events with respect to the then-current Benchmark:~~
(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely as of a specific date; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely as of a specific date; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, a “Benchmark Transition Event ~~(Non-LIBOR)~~” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event ~~(Non-LIBOR)~~, the earlier of (a) the applicable Benchmark Replacement Date (~~Non-LIBOR~~Revolver) and (b) if

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such Benchmark Transition Event ~~(Non-LIBOR)~~ is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
~~“Benchmark Unavailability Period” means either a Benchmark Unavailability Period (LIBOR) or a Benchmark Unavailability Period (Non-LIBOR), as the context so requires.~~
~~“Benchmark Unavailability Period (LIBOR)” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date (LIBOR) pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.8(c) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.8(c).~~
“Benchmark Unavailability Period ~~(Non-LIBOR)~~” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date (~~Non-LIBOR)~~ Initial Term Loan) or Benchmark Replacement Date (Revolver), as applicable, has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.8(c)(i) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.8(c)(i).
“Beneficial Ownership Certification” means any certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 CFR § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Borrower Materials” has the meaning assigned thereto in Section 8.2.
“Borrowers” means, collectively, the US Borrowers and the Canadian Borrowers.
“Business Day” means:
(a)     for all purposes other than as set forth in clause (b) below, any day (other than a Saturday, Sunday or legal holiday) on which banks in Charlotte, North Carolina and New York, New York, are open for the conduct of their commercial banking business;
(b)     ~~(i) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, or any Base Rate Loan as to which the interest rate is determined by reference to LIBOR, any day that is a Business Day described in clause (a) and that is also a London Banking Day and (ii)~~ with respect to all notices and determinations in connection with, and payments of principal and interest on, any SOFR Loan, or any Base Rate Loan as to which the interest rate is determined by reference to Adjusted Term SOFR, any day that is a Business Day described in clause (a) and that is also a day on which the Federal Reserve Bank of New York is open; and
(c)    with respect to all notices and determinations in connection with, and payments of principal and interest on, any Canadian Revolving Credit Loan, any day that is a Business Day described in clause (a) and on which banks are open for business in London, England and Toronto, Canada.
“Calculation Date” has the meaning assigned thereto in the definition of Applicable Margin.

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“Canadian AML Laws” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended, and any other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws in effect in Canada from time to time.
“Canadian Base Rate” means at any time, the greater of (a) the Canadian Prime Rate and (b) except during any period of time during which a notice delivered to Centuri under Section 5.8 shall remain in effect, the annual rate of interest equal to the sum of (i) the CDOR Rate for an Interest Period of one month at such time plus (ii) one percent (1%) per annum; each change in the Canadian Base Rate shall take effect simultaneously with the corresponding change or changes in the Canadian Prime Rate or the CDOR Rate, as applicable.
“Canadian Base Rate Loan” means any Canadian Loan bearing interest at a rate based upon the Canadian Base Rate as provided in Section 5.1(a).
“Canadian Borrowers” means, collectively, Centuri Canada and each Additional Borrower approved by the Lenders that becomes a party hereto as a Canadian Borrower.
“Canadian Cash Management Bank” means any Person that, (a) at the time it enters into a Cash Management Agreement with a Canadian Credit Party or a Foreign Subsidiary, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent, or (b) at the time it (or its Affiliate) becomes a Lender (including on the Closing Date), is a party to a Cash Management Agreement with a Canadian Credit Party or a Foreign Subsidiary, in each case in its capacity as a party to such Cash Management Agreement.
“Canadian Collateral Agreement” means that certain Second Amended and Restated Canadian Collateral Agreement of even date herewith executed by the Canadian Credit Parties in favor of the Administrative Agent, for the ratable benefit of the Canadian Secured Parties.
“Canadian Credit Parties” means, collectively, the Canadian Borrowers and the Canadian Subsidiary Guarantors.
“Canadian Credit Party Guarantee Agreement” means that certain Amended and Restated Canadian Credit Party Guarantee Agreement dated as of the date hereof executed by the Canadian Credit Parties in favor of the Administrative Agent, for the ratable benefit of the Canadian Secured Parties.
“Canadian Dollar” or “C$” means, at the time of determination, the lawful currency of Canada.
“Canadian Employee Benefit Plan” means any Canadian Pension Plan or Canadian Multiemployer Plan.
“Canadian Hedge Bank” means any Person that, (a) at the time it enters into a Hedge Agreement with a Canadian Credit Party or a Foreign Subsidiary permitted under Article IX, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent or (b) at the time it (or its Affiliate) becomes a Lender (including on the Closing Date), is a party to a Hedge Agreement with a Canadian Credit Party or a Foreign Subsidiary, in each case in its capacity as a party to such Hedge Agreement.
“Canadian L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Canadian Letters of Credit and (b) the aggregate amount of drawings under Canadian Letters of Credit which have not then been reimbursed pursuant to Section 3.5.
“Canadian Letters of Credit” means the collective reference to letters of credit denominated in Canadian Dollars pursuant to Section 3.1 (including any applicable Existing Letters of Credit). Notwithstanding anything to the contrary contained herein, a letter of credit issued by any Issuing Lender (other than Wells Fargo at any time it is also acting as Administrative Agent) shall not be a “Canadian Letter

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of Credit” for purposes of the Loan Documents until such time as the Administrative Agent has been notified in writing of the issuance thereof by the applicable Issuing Lender.
“Canadian Multiemployer Plan” means a “multi-employer pension plan” as defined by Canadian Pension Laws and registered in accordance with Canadian Pension Laws and as to which any Credit Party or any Subsidiary thereof is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding six (6) years, and shall not include any Multiemployer Plan.
“Canadian Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Canadian Revolving Credit Loans, Canadian Swingline Loans and, to the extent applicable, any Incremental Term Loan made to the Canadian Borrowers, (b) the Canadian L/C Obligations and (c) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Canadian Credit Parties to the Term Loan Lenders, Revolving Credit Lenders, the applicable Swingline Lender or the Administrative Agent, in each case under any Loan Document, with respect to any Canadian Revolving Credit Loan, any Canadian Swingline Loan, any Canadian Letter of Credit and, to the extent applicable, any Incremental Term Loan made to the Canadian Borrowers of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.
“Canadian Pension Laws” means the Pensions Benefit Act (Ontario), the ITA and any other Canadian federal or provincial pension benefits standards legislation and the regulations thereunder applicable to a Canadian Pension Plan or a Canadian Multiemployer Plan.
“Canadian Pension Plan” means any “registered pension plan” as defined under Section 248(l) of the ITA or any other registered or unregistered pension, or retirement or retirement savings plan and which (a) is sponsored, maintained, funded, contributed to or required to be contributed to, or administered for the employees or former employees of any Credit Party or any Subsidiary thereof or (b) has at any time within the preceding six (6) years been sponsored, maintained, funded, contributed to or required to be contributed to, or administered for the employees or former employees of any Credit Party or any Subsidiary thereof, and shall not include any Pension Plan, other than a Canadian Multiemployer Plan.
“Canadian Pension Plan Unfunded Liability” means an unfunded liability in respect of any Canadian Pension Plan, including a going concern unfunded liability, solvency deficiency, reduced solvency deficiency or wind-up deficiency, in each case, as reported in the most recent valuation report delivered under Section 8.2(j) in respect of such Canadian Pension Plan.
“Canadian Prime Rate” means the rate of interest publicly announced from time to time by the Canadian Reference Bank as its prime rate in effect for determining interest rates on Canadian Dollar denominated commercial loans in Canada (which such rate is not necessarily the most favored rate of the Canadian Reference Bank and the Canadian Reference Bank may lend to its customers at rates that are at, above or below such rate) or, if the Canadian Reference Bank ceases to announce a rate so designated, any similar successor rate designated by the Administrative Agent.
“Canadian Reference Bank” means any one or more of The Bank of Nova Scotia, Bank of Montreal, Royal Bank of Canada, The Toronto-Dominion Bank, Canadian Imperial Bank of Commerce or National Bank of Canada, as the Administrative Agent may determine.
“Canadian Revolving Credit Loan” means any revolving loan denominated in Canadian Dollars made to the Canadian Borrowers pursuant to Section 2.1, and all such revolving loans collectively as the context requires, and shall include any Extended Revolving Credit Loans, any Refinancing Revolving Loans and any loans made pursuant to an Incremental Revolving Credit Facility Increase, in each case, related to such loans.

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“Canadian Revolving Credit Note” means a promissory note made by the Canadian Borrowers in favor of a Revolving Credit Lender evidencing the Canadian Revolving Credit Loans made by such Revolving Credit Lender, substantially in the form attached as Exhibit A-2, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.
“Canadian Secured Obligations” means, collectively, (a) the Canadian Obligations and (b) all existing or future payment and other obligations owing by any Canadian Credit Party or any Foreign Subsidiary under (i) any Secured Hedge Agreement with a Canadian Hedge Bank and (ii) any Secured Cash Management Agreement with a Canadian Cash Management Bank.
“Canadian Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Canadian Hedge Banks, the Canadian Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 11.5, any other holder from time to time of any Canadian Secured Obligations and, in each case, their respective successors and permitted assigns.
“Canadian Subsidiary” means any Subsidiary of Centuri that is organized under the laws of Canada or any province or territory thereof, including, without limitation, the Canadian Borrowers.
“Canadian Subsidiary Guarantors” means, collectively, all direct and indirect Canadian Subsidiaries in existence on the Closing Date (other than the Canadian Borrowers) or which become a party to the Canadian Credit Party Guarantee Agreement pursuant to Section 8.14.
“Canadian Swingline Loan” means any swingline loan denominated in Canadian Dollars made by the applicable Swingline Lender to a Canadian Borrower pursuant to Section 2.2, and all such swingline loans collectively as the context requires.
“Canadian Swingline Note” means a promissory note made by the Canadian Borrowers in favor of the applicable Swingline Lender evidencing the Canadian Swingline Loans made by the Swingline Lender, substantially in the form attached as Exhibit A-4, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.
“Canadian Term Loan Note” means a promissory note made by any Canadian Borrower in favor of a Term Loan Lender evidencing the portion of any Incremental Term Loans made to such Canadian Borrower by such Term Loan Lender, substantially in the form attached as Exhibit A-6, and any substitutes therefor, and any replacements, restatements or extensions thereof, in whole or in part.
“Canadian Termination Event” means a Canadian Pension Plan Unfunded Liability in excess of the Threshold Amount or the occurrence of any of the following which, individually or in the aggregate, has resulted or could reasonably be expected to result in liability of any Credit Party or any Subsidiary thereof in an aggregate amount in excess of the Threshold Amount: (a) the institution of any steps by any Governmental Authority to order the termination or wind-up, in full or in part, of any Canadian Employee Benefit Plan, (b) the institution of any steps by a Credit Party to terminate, in full or in part, any Canadian Pension Plan if such plan has a Canadian Pension Plan Unfunded Liability, (c) an event respecting any Canadian Employee Benefit Plan which could reasonably be expected to result in the revocation of the registration of such Canadian Employee Benefit Plan which could otherwise reasonably be expected to adversely affect the Tax status of any such Canadian Employee Benefit Plan, (d) any event or condition which would reasonably constitute grounds under Canadian Pension Laws for the full or partial termination of, or the appointment of a trustee or replacement administrator to administer, any Canadian Employee Benefit Plan, (e) the partial or complete withdrawal of any Credit Party from a Canadian Multiemployer Plan if a withdrawal liability is asserted by such plan or by any Governmental Authority, or (f) any event or condition which results in the increase in the liability of any Credit Party or any Subsidiary thereof under a Canadian Multiemployer Plan.
“Capital Expenditures” means, with respect to the Consolidated Companies on a Consolidated basis, for any period, (a) the additions to property, plant and equipment and other capital expenditures that are (or would be) set forth in a consolidated statement of cash flows of such Person for such period prepared in accordance with GAAP and (b) Capital Lease Obligations during such period, but excluding expenditures for

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the restoration, repair or replacement of any fixed or capital asset which was destroyed or damaged, in whole or in part, to the extent financed by the proceeds of an insurance policy maintained by such Person.
“Capital Lease Obligations” of any Person means, subject to Section 1.3(b), the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as finance leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
“Cash Collateralize” means, to deposit in a Controlled Account or to pledge and deposit with, or deliver to the Administrative Agent, or directly to the applicable Issuing Lender (with notice thereof to the Administrative Agent), for the benefit of one or more of the Issuing Lenders, one or both of the Swingline Lenders or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations or Swingline Loans, cash or deposit account balances or, if the Administrative Agent and the applicable Issuing Lender and/or the applicable Swingline Lender, as the case may be, shall agree, in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent, such Issuing Lender and/or such Swingline Lender, as applicable. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by Canada or the United States (or any agency thereof) maturing within one (1) year from the date of acquisition thereof, (b) commercial paper maturing no more than two hundred seventy (270) days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency), (c) investments in certificates of deposit, banker’s acceptances, money market deposits and time deposits maturing within one hundred eighty (180) days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 and having a long-term debt rating of “A” or better by S&P or “A2” or better from Moody’s (or, if at any time either S&P or Moody’s are not rating the debt of such bank, an equivalent rating from another nationally recognized statistical rating agency), (d) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the CDIC or the deposits of which are insured by the FDIC or the CDIC and in amounts not exceeding the maximum amounts of insurance thereunder, and (e) investments in any money market fund or money market mutual fund that has (i) substantially all of its assets invested in the types of investments referred to in clauses (a) through (d) above, (ii) net assets of not less than $250,000,000 and (iii) a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency).
“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card (including non-card electronic payables and purchasing cards), electronic funds transfer and other cash management arrangements.
“Cash Management Bank” means any US Cash Management Bank or Canadian Cash Management Bank.
“CDIC” means the Canada Deposit Insurance Corporation.
“CDOR Rate” means the rate of interest per annum determined by the Administrative Agent on the basis of the rate applicable to Canadian Dollar bankers’ acceptances for the applicable Interest Period (or if such Interest Period is not equal to a number of months, for a term equivalent to the number of months closest to such Interest Period) appearing on the “CDOR Page”, or any successor page of Refinitiv Benchmark Services (UK) Limited (or such other page or commercially available source displaying Canadian interbank bid rates for Canadian Dollar bankers’ acceptances as may be designated by the Administrative Agent from time to time), as of 10:00 a.m. (Toronto, Ontario time) on the first day of the

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applicable Interest Period (or if such day is not a Business Day, then on the immediately preceding Business Day). Each calculation by the Administrative Agent of the CDOR Rate shall be conclusive and binding for all purposes, absent manifest error.
Notwithstanding the foregoing, if the CDOR Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“CDOR Rate Loan” means any Loan bearing interest at a rate determined by reference to the CDOR Rate.
“Centuri” means Centuri Group, Inc. (formerly known as Centuri Construction Group, Inc.), a Nevada corporation.
“Centuri Canada” means Centuri Canada Division Inc., a corporation organized under the laws of the Province of Ontario, Canada.
“Centuri U.S. Division” means Centuri U.S. Division, Inc., formerly known as Meritus Group, Inc., a Nevada corporation.
“CFC” means a Foreign Subsidiary that is a “controlled foreign corporation” under Section 957 of the Code and any Subsidiary owned directly or indirectly by such Foreign Subsidiary.
“CFC Holdco” means a Subsidiary substantially all the assets of which consist of Equity Interests in Foreign Subsidiaries that each constitute a CFC and/or Indebtedness or accounts receivable owed by Foreign Subsidiaries that each constitute a CFC or are treated as owed by any such Foreign Subsidiaries for U.S. federal income tax purposes.
“Change in Control” means an event or series of events by which (a) Centuri shall fail to own, directly or indirectly, and control (i) one hundred percent (100%) on a fully diluted basis of the economic and voting Equity Interests of each US Borrower, and (ii) one hundred percent (100%) on a fully diluted basis of the economic and voting Equity Interests of Centuri Canada or (b) Southwest Gas shall fail to own, directly or indirectly, and control at least fifty-one percent (51%) on a fully diluted basis of the economic and voting Equity Interests of each of the Borrowers.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued.
“CIBC” means Canadian Imperial Bank of Commerce.
“Class” means (a) when used in reference to any Loan, whether such Loan is a Revolving Credit Loan, Swingline Loan, Term Loan, Extended Term Loan, Extended Revolving Credit Loan, Refinancing Revolving Loan of a given Refinancing Series or Refinancing Term Loan of a given Refinancing Series, and (b) when used in reference to any Commitment, whether such Commitment is a Revolving Credit Commitment, a Term Loan Commitment, an Extended Revolving Credit Commitment or Refinancing Revolving Credit Commitment of a given Refinancing Series.
“Closing Date” means the date of this Agreement.

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“Code” means the United States Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder.
“Collateral” means the collateral security for the Secured Obligations pledged or granted pursuant to the Security Documents.
“Commitment Fee” has the meaning assigned thereto in Section 5.3(a).
“Commitment Percentage” means, as to any Lender, such Lender’s Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable.
“Commitments” means, collectively, as to all Lenders, the Revolving Credit Commitments and the Term Loan Commitments of such Lenders.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.
“Consolidated Companies” means Centuri and its Subsidiaries.
“Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Consolidated Companies in accordance with GAAP:
(a)Consolidated Net Income for such period plus
(b)the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income (other than as set forth in clause (b)(x)(B)) for such period:
(i)income and franchise taxes,
(ii)Consolidated Interest Expense,
(iii)amortization (including, for the avoidance of doubt, impairment charges, and amortization of goodwill and intangible assets acquired or arising from a business acquisition, regardless of whether presented as a separate line item or included in other book entries), depreciation and other non-cash charges (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future), including any non-cash equity based compensation expense,
(iv)non-recurring expenses and restructuring charges reducing Consolidated Net Income which do not represent a cash item in such period,
(v)one-time fees and expenses in connection with the Drum Acquisition,
(vi)net unrealized losses resulting from mark to market accounting for hedging activities, including, without limitation those resulting from the application of FASB Accounting Standards Codification 815,
(vii)net unrealized non-cash losses resulting from foreign currency balance sheet adjustments required by GAAP,

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(viii)all transaction fees, charges and other amounts related to this Agreement and any amendment or other modification to the Loan Documents, in each case to the extent paid within six (6) months of the Closing Date or the effectiveness of such amendment or other modification,
(ix)all transaction fees, charges and other amounts (including any financing fees, merger and acquisition fees, legal fees and expenses, due diligence fees or any other fees and expenses in connection therewith) in connection with any Permitted Acquisition, Investment, disposition, issuance or repurchase of Equity Interests, or the incurrence, amendment or waiver of Indebtedness permitted hereunder (other than those related to the Transactions or with respect to any amendment or modification of the Loan Documents), in each case, whether or not consummated, in each case to the extent paid within six (6) months of the closing or effectiveness of such event or the termination or abandonment of such transaction, as the case may be; provided that the aggregate amount added pursuant to this clause (b)(ix) taken together with the aggregate amount added pursuant to clause (b)(x) for any four quarter period shall in no event exceed twenty percent (20%) of Consolidated EBITDA for such period (calculated prior to any such add-backs pursuant to clauses (b)(ix) and (b)(x)),
(x)(A) other unusual and non-recurring cash expenses or charges, (B) the amount of any “run rate” synergies, operating expense reductions and other net cost savings and integration costs, in each case projected by the Borrowers in connection with Permitted Acquisitions, Asset Dispositions (including the termination or discontinuance of activities constituting such business) and/or other operating improvement, restructuring, cost savings initiative or other similar initiative taken after the Closing Date that have been consummated during the applicable period (calculated on a Pro Forma Basis as though such synergies, expense reductions and cost savings had been realized on the first day of the period for which Consolidated EBITDA is being determined), net of the amount of actual benefits realized during such period from such actions and (C) solely during the period from June 30, 2021 through December 31, 2022, the amount of projected EBITDA relating to the fourteen Exelon and Avangrid Master Services Agreements awarded in 2020 in an amount equal to $14,300,000 less the cumulative amount of actual EBITDA relating to such agreements after June 30, 2021); provided that (i) such synergies, expense reductions and cost savings are reasonably identifiable, factually supportable, expected to have a continuing impact on the operations of the Combined Companies and have been determined by the Borrowers in good faith to be reasonably anticipated to be realizable within eighteen (18) months following any such action as set forth in reasonable detail on a certificate of a Responsible Officer of Centuri delivered to the Administrative Agent, (ii) no such amounts shall be added pursuant to this clause to the extent duplicative of any expenses or charges otherwise added to Consolidated EBITDA, whether through a pro forma adjustment, the definition of Pro Forma Basis or otherwise and (iii) the aggregate amount added pursuant to this clause (b)(x) taken together with the aggregate amount added pursuant to clause (b)(ix) for any four quarter period shall in no event exceed twenty percent (20%) of Consolidated EBITDA for such period (calculated prior to any such add-backs pursuant to clauses (b)(ix) and (b)(x)), less
(c)the sum of the following, without duplication, to the extent included in determining Consolidated Net Income for such period:
(i)interest income,
(ii)unusual or non-recurring gains,
(iii)net unrealized gains for items set forth in the foregoing clauses (b)(vi) and (vii),
(iv)non-cash gains or non-cash items increasing Consolidated Net Income, and
(v)any cash expense made during such period which represents the reversal of any non-cash expense that was added in a prior period pursuant to clause (b)(iii) above subsequent to the fiscal quarter in which the relevant non-cash expenses, charges or losses were incurred.
For purposes of this Agreement, Consolidated EBITDA shall be adjusted on a Pro Forma Basis.

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Notwithstanding the foregoing, Consolidated EBITDA for the fiscal quarters ending September 30, 2020, January 3, 2021, April 4, 2021 and July 4, 2021 shall be the amounts corresponding to such fiscal quarters set forth on Schedule 1.1(c).
“Consolidated Funded Indebtedness” means, as of any date of determination with respect to the Consolidated Companies on a Consolidated basis, without duplication, the sum of all Indebtedness (other than Indebtedness in respect of obligations under any undrawn letter of credit) of the Consolidated Companies.
“Consolidated Interest Coverage Ratio” means, as of any date of determination, determined on a Consolidated basis, without duplication, for the Consolidated Companies in accordance with GAAP: the ratio of (a) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on such date to (b) Consolidated Interest Expense for such period.
“Consolidated Interest Expense” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Consolidated Companies in accordance with GAAP, interest expense (including, without limitation, interest expense attributable to Capital Lease Obligations and all net payment obligations pursuant to Hedge Agreements) for such period. For purposes of this Agreement, Consolidated Interest Expense shall be adjusted on a Pro Forma Basis. Notwithstanding the foregoing, Consolidated Interest Expense for the period of four (4) consecutive fiscal quarters ending on September 30, 2021, December 31, 2021 and March 31, 2022 shall be calculated (i) for the fiscal quarter ending September 30, 2021, Consolidated Interest Expense for the fiscal quarter ending on such date times four (4), (ii) for the fiscal quarter ending December 31, 2021, Consolidated Interest Expense for the two consecutive fiscal quarters ending on such date times two (2) and (iii) for the fiscal quarter ending March 31, 2022, Consolidated Interest Expense for the three consecutive fiscal quarters ending on such date times four-third (4/3).
“Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness on such date minus the amount of Unrestricted cash and Cash Equivalents of Centuri and its Subsidiaries (excluding the proceeds of any Incremental Term Loans or any other Indebtedness incurred or made substantially concurrent with the determination of the amount of such Unrestricted cash and Cash Equivalents) on such date, not to exceed $150,000,000, to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date.
“Consolidated Net Income” means, for any period, the net income (or loss) of the Consolidated Companies for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Consolidated Companies for any period, there shall be excluded (a) the net income (or loss) of any Person (other than a Subsidiary which shall be subject to clause (c) below), in which any of the Consolidated Companies has a joint interest with a third party, except to the extent such net income is actually paid in cash to any of the Consolidated Companies by dividend or other distribution during such period (provided that the net income (or loss) of W.S. Nicholls Western Construction, Ltd. and VRO Construction Partners 1, LLC attributable to the ownership percentage held by the Consolidated Companies shall be included regardless of whether such amounts are paid in cash to the Consolidated Companies), (b) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of any of the Consolidated Companies or is merged into or consolidated with any of the Consolidated Companies or that Person’s assets are acquired by any of the Consolidated Companies except to the extent included pursuant to the foregoing clause (a), (c) the net income (if positive), of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to any of the Consolidated Companies of such net income (i) is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or (ii) would be subject to any taxes payable on such dividends or distributions, but in each case only to the extent of such prohibition or taxes and (d) any gain or loss from Asset Dispositions during such period.
“Consolidated Total Assets” means, on any date of determination, the Consolidated total assets of Centuri and its Subsidiaries as set forth on the Consolidated balance sheet of Centuri as of the last day of the fiscal quarter of Centuri ending on or immediately prior to such date and for which financial statements have

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been provided to the Administrative Agent in accordance with Section 8.1, determined on a Consolidated basis.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Credit Facility” means, collectively, the Revolving Credit Facility, the Term Loan Facility, the Swingline Facility and the L/C Facility.
“Credit Parties” means, collectively, the US Credit Parties and the Canadian Credit Parties.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“Debt Issuance” means the issuance of any Indebtedness for borrowed money by any Credit Party or any of its Subsidiaries.
“Debt Ratings” means the collective reference to (a) the public corporate family rating of Centuri as determined by Moody’s from time to time, (b) the public corporate credit rating of Centuri as determined by S&P from time to time and (c) the public ratings with respect to the Term Loan Facility as determined by both Moody’s and S&P from time to time, and “Debt Rating” means, as applicable, any of the foregoing.
“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, the Bankruptcy and Insolvency Act (Canada), the Winding-Up and Restructuring Act (Canada), the Companies’ Creditors Arrangement Act (Canada) and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States, Canada or other applicable jurisdictions from time to time in effect.
“Default” means any of the events specified in Section 10.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.
“Defaulting Lender” means, subject to Section 5.15(b), any Lender that (a) has failed to (i) fund all or any portion of the Revolving Credit Loans or any Term Loan required to be funded by it hereunder within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and Centuri in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Lender, any Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified Centuri, the Administrative Agent, any Issuing Lender or any Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or Centuri, to confirm in writing to the Administrative Agent and Centuri that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and Centuri), or (d) has, or

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has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the CDIC, the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 5.15(b)) upon delivery of written notice of such determination to Centuri, each Issuing Lender, each Swingline Lender and each Lender.
“Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a)  mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Term Loan Maturity Date; provided that if such Equity Interests are issued pursuant to a plan for the benefit of the Consolidated Companies or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Consolidated Companies in order to satisfy applicable statutory or regulatory obligations.
“Dollar Amount” means, with respect to any sum expressed in Canadian Dollars, the amount of Dollars which is equivalent to the amount so expressed in Canadian Dollars at the Spot Rate determined by the Administrative Agent to be available to it at the relevant time (including on each Revaluation Date).

“Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States.
“Drum” means Drum Parent, Inc., a Delaware corporation.
“Drum Acquisition” means the acquisition of Drum and its Subsidiaries pursuant to the Drum Merger Agreement.
“Drum Material Adverse Effect” means a “Material Adverse Effect”, as defined in the Drum Merger Agreement.

“Drum Merger Agreement” means that certain Agreement and Plan of Merger effective as of June 28, 2021, by and among Drum, Electric T&D Holdings LLC, as buyer, Centuri, ETDH Merger Sub, Inc. and OCM Drum Investors, L.P., as representative of the stockholders and optionholders of Drum immediately prior to the Drum Acquisition, as sellers, together with all schedules and exhibits thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time prior to the Closing Date.
~~“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:~~
~~(a) a notification by the Administrative Agent to (or the request by Centuri to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated~~

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~~syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and~~
~~(b) the joint election by the Administrative Agent and Centuri to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.~~
“ECF Percentage” means, with respect to any Fiscal Year, (a) 50%, if the Consolidated Net Leverage Ratio at the end of such Fiscal Year is greater than 4.00 to 1.00, (b) 25%, if the Consolidated Net Leverage Ratio at the end of such Fiscal Year is greater than to 3.50 to 1.00 but less than or equal to 4.00 to 1.00 and (c) 0%, if the Consolidated Net Leverage Ratio at the end of such Fiscal Year is less than or equal to 3.50 to 1.00.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country.
“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.
“Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 12.9(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 12.9(b)(iii)).
“Employee Benefit Plan” means (a) any employee benefit plan within the meaning of Section 3(3) of ERISA that is maintained for employees of any Credit Party or any ERISA Affiliate or (b) any Pension Plan or Multiemployer Plan that has at any time within the preceding seven (7) years been maintained, funded or administered for the employees of any Credit Party or any current or former ERISA Affiliate.
“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment.
“Environmental Laws” means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, standards and regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

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“Equity Interests” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing.
“ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder.
“ERISA Affiliate” means any Person who together with any Credit Party or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.
“Erroneous Payment” has the meaning assigned thereto in Section 11.11(a).
“Erroneous Payment Deficiency Assignment” has the meaning assigned thereto in Section 11.11(d).
“Erroneous Payment Impacted Class” has the meaning assigned thereto in Section 11.11(d).
“Erroneous Payment Return Deficiency” has the meaning assigned thereto in Section 11.11(d).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto) as in effect from time to time.
“Eurodollar Reserve Percentage” means, for any day, the percentage which is in effect for such day as prescribed by the FRB for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.
“Event of Default” means any of the events specified in Section 10.1; provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.
“Excess Cash Flow” means, for Centuri and its Subsidiaries on a Consolidated basis, in accordance with GAAP for any Fiscal Year:
(1)the sum, without duplication, of:
(i)     Consolidated Net Income for such Fiscal Year; plus
(ii)     an amount equal to the amount of all non-cash charges to the extent deducted in determining Consolidated Net Income for such Fiscal Year (excluding any non-cash charges representing an accrual or reserve for a potential cash charge in any future Fiscal Year or amortization of a prepaid cash gain that was paid in a prior Fiscal Year); plus
(iii)     decreases in Working Capital for such Fiscal Year,
minus
(2)the sum, without duplication, of:
(1)the aggregate amount of cash actually paid by Centuri and its Subsidiaries during such Fiscal Year on account of Capital Expenditures, Permitted Acquisitions and other Investments pursuant to Section 9.3 (but excluding Investments in cash or Cash Equivalents and Investments in Centuri or any Subsidiary) (other than any amounts that were committed during a prior Fiscal Year to the extent such amounts reduced Excess Cash Flow in such prior Fiscal Year per clause (b)(ii)

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below), except to the extent any such Capital Expenditure, Permitted Acquisition or other Investment is made with the proceeds of long-term Indebtedness (other than Revolving Credit Loans), any Equity Issuance, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA; provided that any amount of Capital Expenditures deducted under this clause (b)(i) that are financed with long-term Indebtedness, any Equity Issuance, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA in a future period, shall be added to the calculation of Excess Cash Flow in the applicable future period; plus
(2)without duplication of amounts deducted from Excess Cash Flow in other periods, (A) the aggregate consideration required to be paid in cash by Centuri and its Subsidiaries pursuant to binding contracts, commitments, letters of intent or purchase orders (such amount, the “Contract Consideration”) entered into prior to or during such Fiscal Year and (B) any planned cash expenditures by Centuri and its Subsidiaries (such amount, the “Planned Expenditures”), in the case of each of clauses (A) and (B), relating to Permitted Acquisitions, Capital Expenditures and other Investments pursuant to Section 9.3 (but excluding Investments in cash or Cash Equivalents and Investments in Centuri or any Subsidiary) to be consummated or made during the period of four (4) consecutive fiscal quarters of Centuri following the end of such Fiscal Year and identified in writing to the Administrative Agent with reasonable supporting calculations, except to the extent any such Capital Expenditure, Permitted Acquisition or other Investment is made with the proceeds of long-term Indebtedness (other than Revolving Credit Loans), any Equity Issuance, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA; provided that to the extent that the aggregate amount of cash actually utilized to finance such Permitted Acquisitions, Capital Expenditures or other Investments during such following period of four consecutive fiscal quarters is less than such Contract Consideration and Planned Expenditures, the amount of such shortfall shall be added to the calculation of Excess Cash Flow, at the end of such period of four consecutive fiscal quarters; provided further that any amount of Contract Consideration and/or Planned Expenditures relating to Capital Expenditures deducted under this clause (b)(ii) that are financed with long-term Indebtedness, any Equity Issuance, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA in a future period, shall be added to the calculation of Excess Cash Flow in the applicable future period;
(3)the aggregate amount of all scheduled principal payments or repayments of Indebtedness (other than mandatory prepayments of Loans) made by Centuri and its Subsidiaries during such Fiscal Year, but only to the extent that such payments or repayments by their terms cannot be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such Indebtedness, except to the extent such principal payments are financed with the proceeds of long-term Indebtedness, any Equity Issuance, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA; plus
(4)the amount of Restricted Payments made by Centuri and its Subsidiaries in cash during such Excess Cash Flow Period pursuant to Section 9.6(e) and (f), in each case to the extent that such Restricted Payments are not financed with the proceeds of long-term Indebtedness, any Equity Issuance, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA; plus
(5)an amount equal to the amount of all non-cash credits to the extent included in determining Consolidated Net Income for such Fiscal Year; plus
(6)increases to Working Capital for such Fiscal Year.
“Exchange Act” means the Securities Exchange Act of 1934 (15 U.S.C. 78a et seq.).
“Excluded Subsidiary” means (a) each CFC, (b) each Subsidiary that is a direct or indirect Subsidiary of a CFC, (c) each CFC Holdco, (d) any Receivables Subsidiary, (e) any Subsidiary that is not a Wholly Owned Subsidiary if the organizational documents of such Subsidiary prohibit a guaranty by such Subsidiary of the Obligations or the pledge of the Equity Interests of such Subsidiary, and (f) any other

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Subsidiary with respect to which the Administrative Agent and the Borrower mutually agree that the cost of providing a Guarantee would be excessive in relation to the benefit to be afforded thereby.
“Excluded Swap Obligation” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Credit Party for or the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the guarantee of such Credit Party or the grant of such security interest becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Credit Party, including the keepwell provisions in each applicable Guaranty Agreement). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Centuri under Section 5.12(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 5.11, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 5.11(g), (d) any United States federal withholding Taxes imposed under FATCA, and (e) any Canadian withholding Taxes imposed on a Lender by reason of such Lender (i) being a “specified shareholder” (as defined in subsection 18(5) of the ITA) of a Credit Party or (ii) not dealing at arm’s length (for purposes of the ITA) with a “specified shareholder” (as defined in subsection 18(5) of the ITA) of the Credit Party. (except, in the case of (e)(i) or (ii), where any such non-arm’s length or specified shareholder relationship arises solely in connection with or as a result of, any Lender or other Recipient hereunder having become a party to, received or perfected a security interest under, or received, exercised or enforced any rights hereunder or under any other Loan Document).
“Existing Credit Agreement” has the meaning assigned thereto in the Statement of Purpose hereto.
“Existing Lenders” has the meaning assigned thereto in the Statement of Purpose hereto.
“Existing Letters of Credit” means those letters of credit existing on the Closing Date and identified on Schedule 1.1(b).
“Extended Revolving Credit Commitment” means any Class of Revolving Credit Commitments the maturity of which shall have been extended pursuant to Section 5.19.
“Extended Revolving Credit Loans” means any Revolving Credit Loans made pursuant to the Extended Revolving Credit Commitments.
“Extended Term Loans” means any Class of Term Loans the maturity of which shall have been extended pursuant to Section 5.19.
“Extension” has the meaning assigned thereto in Section 5.19(a).

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“Extension Amendment” means an amendment to this Agreement (which may, at the option of the Administrative Agent and the Borrowers, be in the form of an amendment and restatement of this Agreement) among the Credit Parties, the applicable extending Lenders, the Administrative Agent and, to the extent required by Section 5.19, the Issuing Lenders and/or the Swingline Lender implementing an Extension in accordance with Section 5.19.
“Extension Offer” has the meaning assigned thereto in Section 5.19(a).
“Extensions of Credit” means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender’s Revolving Credit Commitment Percentage of the L/C Obligations then outstanding, (iii) such Lender’s Revolving Credit Commitment Percentage of the Swingline Loans then outstanding and (iv) the aggregate principal amount of the Term Loans made by such Lender then outstanding, or (b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires.
“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any intergovernmental agreements and related legislation or official administrative rules or regulations with respect thereto.
“FCA” has the meaning assigned thereto in Section 1.11.
“FDIC” means the Federal Deposit Insurance Corporation.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System on such day (or, if such day is not a Business Day, for the immediately preceding Business Day), as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.
Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
“Fee Letters” means (a) that certain Wells Fargo Fee Letter dated as of July 13, 2021, amongst Centuri, Wells Fargo Securities, LLC and Wells Fargo, (b) that certain Joint Fee Letter dated as of July 13, 2021 amongst the Borrowers, the Arrangers, Wells Fargo, Bank of America, N.A., Canadian Imperial Bank of Commerce, PNC Bank, National Association, Truist Bank, U.S. Bank National Association and Bank of Montreal (c) any letter between one or more of the Borrowers and any Issuing Lender (other than Wells Fargo) relating to certain fees payable to such Issuing Lender in its capacity as such, in each case, as amended, restated, supplemented or otherwise modified from time to time.
“First Amendment Effective Date” means November 4, 2022.
“First Tier Foreign Subsidiary” means any CFC or CFC Holdco the Equity Interests of which are owned directly by any US Credit Party.
“Fiscal Year” means the fiscal year of the Consolidated Companies ending on December 31.
“Floor” means, (i) with respect to the Initial Term Loan Facility, 0.50%, (ii) with respect to any Incremental Term Loan, Refinancing Term Loan or Extended Term Loan, the applicable floor determined

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pursuant to Section 5.13, 5.18 or 5.19, as applicable, and (iii) for any purpose other than as specified in clause (i), 0%.
“Foreign Lender” means (a) with respect to the US Borrowers, a Lender that is not a U.S. Person, and (b) with respect to the Canadian Borrowers, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Canadian Borrowers are resident for tax purposes.
“Foreign Subsidiary” means any Subsidiary that is not a US Subsidiary.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such Issuing Lender, other than such L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to any Swingline Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of outstanding Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.
“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities.
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.
“Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, and all registrations and filings with or issued by, any Governmental Authorities.
“Governmental Authority” means the government of the United States or Canada or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation or (e) for the purpose of assuming in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (whether in whole or in part).
“Guaranty Agreements” means, collectively, the US Credit Party Guaranty Agreement and the Canadian Credit Party Guarantee Agreement.
“Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic

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substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed by a Governmental Authority to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, (f) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.
“Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement.
“Hedge Bank” means any US Hedge Bank or Canadian Hedge Bank.
“Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender).
“IBA” has the meaning assigned thereto in Section 1.11.
“Immaterial Subsidiary” means any Subsidiary designated in writing by Centuri to the Administrative Agent as an Immaterial Subsidiary that is not already a Credit Party and that does not, as of the last day of the most recently completed period of four (4) consecutive fiscal quarters for which Centuri has delivered financial statements pursuant to Section 6.1(e)(i), 8.1(a) or 8.1(b), as applicable, have assets with a value in excess of 2.0% of the Consolidated Total Assets of the Consolidated Companies and did not, as of such period, have revenues exceeding 2.0% of the Consolidated revenues of the Consolidated Companies; provided that if (a) such Subsidiary shall have been designated in writing by Centuri to the Administrative Agent as an Immaterial Subsidiary, and (b) if (i) the aggregate total assets then owned by all Subsidiaries of Centuri that would otherwise constitute Immaterial Subsidiaries shall have an aggregate value in excess of 5.0% of the Consolidated Total Assets of the Consolidated Companies as of the last day of such fiscal quarter or (ii) the combined revenues of all Subsidiaries of Centuri that would otherwise constitute Immaterial Subsidiaries shall exceed 5.0% of the Consolidated revenues of the Consolidated Companies for such four-quarter period, Centuri shall re-designate one or more of such Subsidiaries to not be Immaterial Subsidiaries within ten (10) Business Days after delivery of the Officer’s Compliance Certificate for such fiscal quarter such that only those such Subsidiaries as shall then have aggregate assets of less than 5.0% of the Consolidated Total Assets of the Consolidated Companies and combined revenues of less than 5.0% of the Consolidated revenues of the Consolidated Companies shall constitute Immaterial Subsidiaries. Notwithstanding the foregoing, in no event shall (A) any Subsidiary that owns a majority of the Equity Interests of a Material Subsidiary, (B) any Wholly-Owned US Subsidiary that owns, or otherwise licenses or has the right to use, trademarks and other intellectual property material to the operation of the Consolidated Companies or (C) any Subsidiary that is an obligor or guarantor of any Indebtedness of any Credit Party or

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any Subsidiary thereof in excess of the Threshold Amount, in any such case be designated as an Immaterial Subsidiary. Notwithstanding the foregoing, in no event shall any Subsidiary that is an obligor or guarantor of any Refinancing Debt, Junior Indebtedness or Incremental Equivalent Indebtedness be permitted to be designated as an “Immaterial Subsidiary” hereunder.
“Increase Effective Date” has the meaning assigned thereto in Section 5.13(c).
“Incremental Equivalent Indebtedness” has the meaning assigned thereto in Section 9.1(m).
“Incremental Amendment” has the meaning assigned thereto in Section 5.13(d).
“Incremental Increases” has the meaning assigned thereto in Section 5.13(a)(ii).
“Incremental Lender” has the meaning assigned thereto in Section 5.13(b).
“Incremental Revolving Credit Facility Increase” has the meaning assigned thereto in Section 5.13(a)(ii).
“Incremental Term Loan” has the meaning assigned thereto in Section 5.13(a)(i).
“Incremental Term Loan Commitment” means the commitment of any Lender to make an Incremental Term Loan to a Borrower in accordance with Section 5.13.
“Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following:
(i)all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person;
(ii)all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition, earn-out or similar agreements), except trade payables arising in the ordinary course of business not more than ninety (90) days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person;
(iii)the Attributable Indebtedness of such Person with respect to such Person’s Capital Lease Obligations and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP);
(iv)all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);
(v)all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payables arising in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(vi)all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any Reimbursement Obligation, and banker’s acceptances issued for the account of any such Person;
(vii)all obligations of any such Person in respect of Disqualified Equity Interests;
(viii)all net obligations of such Person under any Hedge Agreements; and

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(ix)all Guarantees of any such Person with respect to any of the foregoing.
For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date. In respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the amount of such Indebtedness as of any date of determination will be the lesser of (x) the fair market value of such assets as of such date and (y) the amount of such Indebtedness as of such date.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Indemnitee” has the meaning assigned thereto in Section 12.3(b).
“Information” has the meaning assigned thereto in Section 12.10.
“Initial Term Loan” means the term loan denominated in Dollars made to Centuri, by the Term Loan Lenders pursuant to Section 4.1.
“Insurance and Condemnation Event” means the receipt by any Credit Party or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective Property.
“Interest Period” means, as to each ~~LIBOR Rate Loan,~~ SOFR Loan or CDOR Rate Loan, the period commencing on the date such ~~LIBOR Rate Loan,~~ SOFR Loan and CDOR Rate Loan is disbursed or converted to or continued as a ~~LIBOR Rate Loan,~~ SOFR Loan or CDOR Rate Loan and ending on the date that is (x) with respect to ~~LIBOR Rate Loans and~~ SOFR Loans, one (1), three (3) or six (6) months thereafter and (y) with respect to CDOR Rate Loans, one (1), two (2) or three (3) months thereafter, in each case as selected by the applicable Borrower in its Notice of Borrowing or Notice of Conversion/Continuation and subject to availability; provided that:
(1)the Interest Period shall commence on the date of advance of or conversion to any ~~LIBOR Rate Loan,~~ SOFR Loan or CDOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;
(2)if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;
(3)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;
(4)no Interest Period shall extend beyond the Revolving Credit Maturity Date or the Term Loan Maturity Date, as applicable, and Interest Periods shall be selected by the applicable Borrower so as to permit such Borrower to make the quarterly principal installment payments pursuant to Section 4.3 without payment of any amounts pursuant to Section 5.9; and
(5)there shall be no more than sixteen (16) Interest Periods in effect at any time.

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“Interstate Commerce Act” means the body of law commonly known as the Interstate Commerce Act (49 U.S.C §§ 1 et seq.).
“Investment Company Act” means the Investment Company Act of 1940 (15 U.S.C. § 80(a)(1), et seq.).
“IRS” means the United States Internal Revenue Service.
“ISP98” means the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590.
“Issuing Lenders” means (a) Wells Fargo, solely in its capacity as issuer of US Letters of Credit, (b) CIBC, solely in its capacity as issuer of Canadian Letters of Credit, (c) solely with respect to Existing Letters of Credit, the applicable issuer thereof listed on Schedule 1.1(b) and (d) any other Revolving Credit Lender to the extent it has agreed, in its sole discretion, to act as an “Issuing Lender” hereunder and that has been approved in writing by Centuri and the Administrative Agent (such approval by the Administrative Agent not to be unreasonably delayed or withheld), in each case in its capacity as issuer of any Letter of Credit (including each Existing Letter of Credit) hereunder or any successor thereto.
“ITA” means the Income Tax Act (Canada), as amended from time to time.
“Junior Indebtedness” means, with respect to Centuri and its Subsidiaries, any (a) Subordinated Indebtedness, (b) Indebtedness secured by Liens that are junior to the Liens securing the Secured Obligations and (c) unsecured Indebtedness (excluding intercompany Indebtedness) with an aggregate outstanding principal amount in excess of the Threshold Amount.
“L/C Commitment” means, as to any Issuing Lender, the obligation of such Issuing Lender to issue Letters of Credit for the account of the Borrowers or one or more of their respective Subsidiaries from time to time in an aggregate amount equal to such amount as set forth on Schedule 1.1(d) or as separately agreed to in a written agreement between Centuri and such Issuing Lender (which such agreement shall be promptly delivered to the Administrative Agent upon execution), in each case any such amount may be changed after the Closing Date in a written agreement between Centuri and such Issuing Lender (which such agreement shall be promptly delivered to the Administrative Agent upon execution); provided that the L/C Commitment with respect to any Person that ceases to be an Issuing Lender for any reason pursuant to the terms hereof shall be $0 (subject to the Letters of Credit of such Person remaining outstanding in accordance with the provisions hereof).
“L/C Facility” means the letter of credit facility established pursuant to Article III.
“L/C Obligations” means, collectively, the Canadian L/C Obligations and the US L/C Obligations.
“L/C Participants” means, with respect to any Letter of Credit, the collective reference to all the Revolving Credit Lenders other than the applicable Issuing Lender.
“L/C Sublimit” means the lesser of (a) $125,000,000 and (b) the Revolving Credit Commitment.
“LCA Test Date” has the meaning assigned thereto in Section 1.12(a).
“Lender” means each Person executing this Agreement as a Lender on the Closing Date and any other Person that shall have become a party to this Agreement as a Lender pursuant to an Assignment and Assumption or pursuant to Section 5.13, other than any Person that ceases to be a party hereto as a Lender pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lenders.
“Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s Extensions of Credit.

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“Letter of Credit Application” means an application and a reimbursement agreement, in the form specified by the applicable Issuing Lender from time to time, requesting such Issuing Lender to issue a Letter of Credit.
“Letters of Credit” means the collective reference to Canadian Letters of Credit and US Letters of Credit.
“Leverage Ratio Increase” has the meaning assigned thereto in Section 9.13(b).
~~“LIBOR” means, subject to the implementation of a Benchmark Replacement in accordance with Section 5.8(c),~~
~~(a) for any interest rate calculation with respect to a LIBOR Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period. If, for any reason, such rate is not so published then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period, and~~
~~(b) for any interest rate calculation with respect to a Base Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for an Interest Period equal to one month (commencing on the date of determination of such interest rate) as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day. If, for any reason, such rate is not so published then “LIBOR” for such Base Rate Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination.~~
~~Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error.~~
~~Notwithstanding the foregoing, (x) in no event shall LIBOR (including, without limitation, any Benchmark Replacement with respect thereto) be less than the Floor and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 5.8(c), in the event that a Benchmark Replacement with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Benchmark Replacement.~~
~~“LIBOR Rate” means a rate per annum determined by the Administrative Agent pursuant to the following formula:~~

~~LIBOR Rate =~~	~~LIBOR~~
~~1.00-Eurodollar Reserve Percentage~~
~~“LIBOR Rate Loan” means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 5.1(a).~~

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“Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset whether statutory, based on common law, contract, or otherwise. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease Obligation or other title retention agreement relating to such asset.
“Limited Condition Acquisition” means any Acquisition that (a) is not prohibited hereunder and (b) is not conditioned on the availability of, or on obtaining, third-party financing.
“Linetec” means Linetec Services, LLC, a Delaware limited liability company.
“Linetec Purchase Agreement” means that certain Membership Interest Purchase Agreement dated November 26, 2018 by and among, inter alia, Centuri U.S. Division, Linetec and the existing sole equity holders of Linetec, including all exhibits, schedules and annexes thereto.
“Loan Documents” means, collectively, this Agreement, each Note, the Letter of Credit Applications, the Security Documents, the Guaranty Agreements, the Fee Letters, each Acceptable Intercreditor Agreement, each Refinancing Amendment, each Incremental Amendment, each Extension Amendment and each other document, instrument, certificate and agreement executed and delivered by the Credit Parties or any of their respective Subsidiaries in favor of or provided to the Administrative Agent or any Secured Party in connection with this Agreement or otherwise referred to herein or contemplated hereby (excluding any Secured Hedge Agreement and any Secured Cash Management Agreement).
“Loans” means the collective reference to the Revolving Credit Loans, the Term Loans and the Swingline Loans, and “Loan” means any of such Loans.
“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market.
“Material Adverse Effect” means, with respect to the Consolidated Companies, (a) a material adverse effect on the properties, business, operations or financial condition of such Persons, taken as a whole, (b) a material impairment of the ability of any such Person to perform its obligations under the Loan Documents to which it is a party, (c) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document or (d) an impairment of the legality, validity, binding effect or enforceability against any Credit Party of any Loan Document to which it is a party.
“Material Subsidiary” means, as of any date, any Subsidiary that is not an Immaterial Subsidiary.
“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 100% of the sum of (i) the Fronting Exposure of the Issuing Lenders with respect to Letters of Credit issued and outstanding at such time and (ii) the Fronting Exposure of the Swingline Lenders with respect to all Swingline Loans outstanding at such time and (b) otherwise, an amount determined by the Administrative Agent and each of the applicable Issuing Lenders that is entitled to Cash Collateral hereunder at such time in their sole discretion.
“Moody’s” means Moody’s Investors Service, Inc.
“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Credit Party or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding seven (7) years.
“Net Cash Proceeds” means, as applicable, (a) with respect to any Asset Disposition or Insurance and Condemnation Event, the gross proceeds received by any Credit Party or any of its Subsidiaries therefrom (including any cash, Cash Equivalents, deferred payment pursuant to, or by monetization of, a note receivable or otherwise, as and when received) less the sum of (i) in the case of an Asset Disposition, all income taxes and other taxes assessed by, or reasonably estimated to be payable to, a Governmental

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Authority as a result of such transaction (provided that if such estimated taxes exceed the amount of actual taxes required to be paid in cash in respect of such Asset Disposition, the amount of such excess shall constitute Net Cash Proceeds), (ii) all customary out-of-pocket fees and expenses incurred in connection with such transaction or event and (iii) the principal amount of, premium, if any, and interest on any Indebtedness secured on a pari passu on senior ranking to the Liens created under the Loan Documents by a Lien on the asset (or a portion thereof) disposed of, which Indebtedness is required to be repaid in connection with such transaction or event, and (b) with respect to any Debt Issuance, the gross cash proceeds received by any Credit Party or any of its Subsidiaries therefrom less all customary out-of-pocket legal, underwriting and other fees and expenses (whether similar or dissimilar to the foregoing) incurred in connection therewith.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination of any Loan Document that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 12.2 and (b) has been approved by the Required Lenders or the Required Facility Lenders, as applicable.
“Non-Credit Party Subsidiary” means any Subsidiary of a Consolidated Company that is not a Credit Party.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Notes” means the collective reference to the US Revolving Credit Notes, the US Swingline Note, the US Term Loan Notes, the Canadian Revolving Credit Notes, the Canadian Swingline Note and the Canadian Term Loan Notes.
“Notice of Account Designation” has the meaning assigned thereto in Section 2.3(b).
“Notice of Borrowing” has the meaning assigned thereto in Section 2.3(a).
“Notice of Conversion/Continuation” has the meaning assigned thereto in Section 5.2.
“Notice of Prepayment” has the meaning assigned thereto in Section 2.4(c).
“Obligations” means, collectively, the Canadian Obligations and the US Obligations.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Officer’s Compliance Certificate” means a certificate of the chief financial officer or the treasurer of Centuri substantially in the form attached as Exhibit F.
“Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of Property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease Obligation.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.12).
“Participant” has the meaning assigned thereto in Section 12.9(d).

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“Participant Register” has the meaning assigned thereto in Section 12.9(d).
“PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).
“Payment Recipient” has the meaning assigned thereto in Section 11.11(a).
“PBGC” means the Pension Benefit Guaranty Corporation or any successor agency.
“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained, funded or administered for the employees of any Credit Party or any ERISA Affiliate or (b) has at any time within the preceding seven (7) years been maintained, funded or administered for the employees of any Credit Party or any current or former ERISA Affiliates and shall not include any Canadian Pension Plan.
“Permitted Acquisition” means any Acquisition by any Credit Party if each such Acquisition meets all of the following requirements (subject, in the case of a Permitted Acquisition that is a Limited Condition Acquisition, to Section 1.12):
(i)no less than fifteen (15) Business Days prior to the proposed closing date of such Acquisition (or such shorter period as agreed to by the Administrative Agent in its sole discretion), Centuri shall have delivered written notice of such Acquisition to the Administrative Agent and the Lenders, which notice shall include the proposed closing date of such Acquisition;
(ii)Centuri shall have certified on or before the closing date of such Acquisition, in writing and in a form reasonably acceptable to the Administrative Agent, that such Acquisition has been approved by the board of directors (or equivalent governing body) of the Person to be acquired;
(iii)the Person or business to be acquired shall be in a line of business permitted pursuant to Section 9.11 or, in the case of an Acquisition of assets, the assets acquired are useful in the business of the Consolidated Companies as conducted immediately prior to such Acquisition;
(iv)if such transaction is a merger, amalgamation, or consolidation, a Borrower or a Subsidiary Guarantor shall be the surviving Person and no Change in Control shall have been effected thereby;
(v)Centuri shall have delivered to the Administrative Agent such documents reasonably requested by the Administrative Agent or the Required Lenders (through the Administrative Agent) pursuant to Section 8.14 to be delivered at the time required pursuant to Section 8.14;
(vi)Centuri shall be in compliance with (i) a Consolidated Interest Coverage Ratio of 2.50 to 1.00 and (ii) a Consolidated Net Leverage Ratio of (A) 5.50 to 1.00 for the period beginning on September 30, 2022 through and including December 30, 2022, (B) 4.75 to 1.00 for the period beginning on December 31, 2022 through and including December 30, 2023 and (C) 4.00 to 1.00 for the period beginning on December 31, 2023 and thereafter, in each case, calculated on a Pro Forma Basis (as of the most recent Fiscal Quarter end preceding the proposed closing date of the acquisition for which financial statements are available and after giving effect thereto and any Indebtedness incurred in connection therewith);
(vii)if the Permitted Acquisition Consideration for any such Acquisition (or series of related Acquisitions) exceeds $150,000,000 in the aggregate, no later than five (5) Business Days (or such shorter period as agreed to by the Administrative Agent in its sole discretion) prior to the proposed closing date of such Acquisition, Centuri shall have delivered to the Administrative Agent an Officer’s Compliance Certificate for the most recent fiscal quarter end preceding such Acquisition for which financial statements are available demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, that the condition set forth in paragraph (f) above is satisfied;
(viii)if the Permitted Acquisition Consideration for any such Acquisition (or series of related Acquisitions) exceeds $150,000,000 in the aggregate, no later than five (5) Business Days (or such shorter

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period as agreed to by the Administrative Agent in its sole discretion) prior to the proposed closing date of such Acquisition, Centuri, to the extent requested by the Administrative Agent, (i) shall have delivered to the Administrative Agent promptly upon the finalization thereof copies of substantially final Permitted Acquisition Documents, and (ii) shall have delivered to, or made available for inspection by, the Administrative Agent substantially complete Permitted Acquisition Diligence Information;
(ix)no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such Acquisition and any Indebtedness incurred in connection therewith; and
(x)if the Permitted Acquisition Consideration for any such Acquisition (or series of related Acquisitions) exceeds $150,000,000 in the aggregate, Centuri shall have (i) delivered to the Administrative Agent a certificate of a Responsible Officer certifying that all of the requirements set forth above have been satisfied or waived or will be satisfied or waived on or prior to the consummation of such purchase or other Acquisition and (ii) provided such other documents and other information as may be reasonably requested by the Administrative Agent in connection with such purchase or other Acquisition.
Notwithstanding the foregoing, the Drum Acquisition shall constitute a Permitted Acquisition.

“Permitted Acquisition Consideration” means the aggregate amount of the purchase price, including, but not limited to, any assumed debt, earn-outs (valued at the maximum amount payable thereunder), deferred payments, or Equity Interests of any Borrower or any Subsidiary Guarantor, net of the applicable acquired company’s cash and Cash Equivalents balance (as shown on its most recent financial statements delivered in connection with the applicable Permitted Acquisition) to be paid on a singular basis in connection with any applicable Permitted Acquisition as set forth in the applicable Permitted Acquisition Documents executed by such Borrower or such Subsidiary Guarantor in order to consummate the applicable Permitted Acquisition.
“Permitted Acquisition Diligence Information” means with respect to any Acquisition proposed by any Borrower or any Subsidiary Guarantor, to the extent applicable, all material financial information, all material contracts, all material customer lists, all material supply agreements, and all other material information, in each case, reasonably requested to be delivered to the Administrative Agent in connection with such Acquisition (except to the extent that any such information is (a) subject to any confidentiality agreement, unless mutually agreeable arrangements can be made to preserve such information as confidential, (b) classified or (c) subject to any attorney-client privilege).
“Permitted Acquisition Documents” means with respect to any Acquisition proposed by any Borrower or any Subsidiary Guarantor, final copies or substantially final drafts if not executed at the required time of delivery of the purchase agreement, sale agreement, merger agreement, amalgamation agreement or other agreement evidencing such Acquisition, including, without limitation, all legal opinions and each other document executed, delivered, contemplated by or prepared in connection therewith and any amendment, modification or supplement to any of the foregoing.
“Permitted Drum Equity” means the Equity Interests of Drum Parent LLC (formerly Drum Parent, Inc.) in an amount not to exceed 5.0% of the total Equity Interests of Drum Parent LLC.
“Permitted Liens” means the Liens permitted pursuant to Section 9.2.
“Permitted Receivables Transaction” means one or more transactions pursuant to which (a) Receivables Assets or interests therein are sold to or financed by one or more Receivables Subsidiaries, and such Receivables Subsidiaries finance their acquisition of such Receivables Assets or interests therein, or the financing thereof, by selling or borrowing against such Receivables Assets or (b) Receivable Assets or interests therein are sold or discounted directly to one or more investors or other purchasers (other than Centuri or any Subsidiary), including, without limitation, in connection with a supply chain arrangement or other receivables discount program; provided that in each case such transactions shall be non-recourse (except in respect of fees, costs, indemnifications, representations and warranties and other obligations in which recourse is available against originators or servicers of Receivables Assets included in special-purpose-vehicle receivables financing arrangements, in each case, other than any of the foregoing which are in effect credit support substitutes) to Centuri and its Subsidiaries (other than a Receivables Subsidiary) and

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neither Centuri nor any of its Subsidiaries (other than a Receivables Subsidiary) shall provide credit support of any kind.
“Permitted Receivables Transaction Documents” means all documents and agreements evidencing, relating to or otherwise governing a Permitted Receivables Transaction.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Platform” has the meaning assigned thereto in Section 8.2.
“PPSA” means the Personal Property Security Act of Ontario or any successor statute or similar legislation of any jurisdiction the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, validity or effect of security interests.
“Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.
“Pro Forma Basis” means, for any period during which one or more Specified Transactions occurs, that such Specified Transaction (and all other Specified Transactions that have been consummated during the applicable period) shall be deemed to have occurred as of the first day of the applicable period of measurement and for purposes of calculations made of the financial covenants in Section 9.13, (a) after consummation of any Specified Disposition (i) income statement items (whether positive or negative) and Capital Expenditures attributable to the Property or Person disposed of shall be excluded and (ii) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period and (b) after consummation of any Permitted Acquisition (i) income statement items (whether positive or negative) and Capital Expenditures attributable to the Person or Property acquired shall, to the extent not otherwise included in such income statement items for Consolidated Companies in accordance with GAAP or in accordance with any defined terms set forth in Section 1.1, be included to the extent relating to any period applicable in such calculations, and (ii) to the extent not retired in connection with such Permitted Acquisition, Indebtedness of the Person or Property acquired shall be deemed to have been incurred as of the first day of the applicable period.
“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Equity Interests.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Public Lenders” has the meaning assigned thereto in Section 8.2.
“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.
“Receivables Assets” means accounts receivable (including any bills of exchange), notes receivable, lease receivables or other instruments from time to time originated, acquired or otherwise owned by Centuri or any Subsidiary in the ordinary course of business, including any thereof constituting or evidenced by chattel paper, instruments or general intangibles, and all proceeds thereof and rights (contractual and other) and collateral (including all general intangibles, documents, instruments and records) related thereto.
“Receivables Subsidiary” means any direct or indirect special purpose, bankruptcy-remote Subsidiary of Centuri established in connection with a Permitted Receivables Transaction for the acquisition of Receivables Assets or interests therein, and which is organized in a manner intended to reduce the likelihood that it would be substantively consolidated with the Borrower or any of its Subsidiaries (other than

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Receivables Subsidiaries) in the event Centuri or any such Subsidiary becomes subject to a proceeding under any Debtor Relief Laws.
“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Lender, as applicable.
“Reference Time” with respect to any setting of the then-current Benchmark means ~~(1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR,~~ the time determined by the Administrative Agent in its reasonable discretion.
“Refinance” has the meaning assigned thereto in Section 5.18(a).
“Refinancing Amendment” has the meaning assigned thereto in Section 5.18(d).
“Refinancing Debt” means Refinancing Term Loans, Refinancing Revolving Credit Commitments, Refinancing Revolving Loans and/or Refinancing Notes, as the context requires.
“Refinancing Effective Date” has the meaning assigned thereto in Section 5.18(b).
“Refinancing Lender” has the meaning assigned thereto in Section 5.18(c).
“Refinancing Notes” has the meaning assigned thereto in Section 5.18(a).
“Refinancing Revolving Credit Commitments” has the meaning assigned thereto in Section 5.18(a).
“Refinancing Revolving Loans” has the meaning assigned thereto in Section 5.18(a).
“Refinancing Series” has the meaning assigned thereto in Section 5.18(c).
“Refinancing Term Loans” has the meaning assigned thereto in Section 5.18(a).
“Register” has the meaning assigned thereto in Section 12.9(c).
“Reimbursement Obligation” means the obligation of the Borrowers to reimburse any Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit issued by such Issuing Lender.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto.
“Repricing Transaction” means (a) any prepayment or repayment of all or a portion of the Initial Term Loan with the proceeds of, or any conversion of any such Initial Term Loan into, any new or replacement bank Indebtedness or other credit facility (whether under this Agreement or otherwise), including, without limitation, any Refinancing Term Loans or Refinancing Notes, bearing interest with an All-In Yield less than the All-In Yield applicable to such Initial Term Loan subject to such event and (b) any repricing of any of the Initial Term Loan (whether pursuant to an amendment, amendment and restatement, mandatory assignment or otherwise) which reduces the All-In Yield applicable to all or a portion of such Initial Term Loan, in each case, other than in connection with the consummation of an Acquisition not permitted under this Agreement, an initial public offering of Centuri or the occurrence of a Change in Control (so long as the primary purpose of the prepayment or repayment of, or amendment to such Initial Term Loan in connection therewith is not to reduce the All-In Yield applicable to such Initial Term Loan as

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certified by a financial officer of Centuri in a certificate to the Administrative Agent (on which the Administrative Agent is expressly permitted to rely)).
“Required Facility Lenders” means (a) for the Revolving Credit Facility, the Required Revolving Credit Lenders or (b) for the Term Loan Facility, the Required Term Loan Lenders, as applicable.
“Required Lenders” means, at any time, two or more Lenders having Total Credit Exposures representing more than fifty percent (50%) of the Total Credit Exposures of all Lenders or, if the Commitments have been terminated, two or more Lenders holding more than fifty percent (50%) of the aggregate outstanding Extensions of Credit. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.
“Required Revolving Credit Lenders” means, at any date, any combination of two or more Revolving Credit Lenders that are not Affiliates (except if there is only one Revolving Credit Lender) holding more than fifty percent (50%) of the sum of the aggregate amount of the Revolving Credit Commitment or, if the Revolving Credit Commitment has been terminated, any combination of Revolving Credit Lenders holding more than fifty percent (50%) of the aggregate Extensions of Credit under the Revolving Credit Facility; provided that the Revolving Credit Commitment of, and the portion of the Extensions of Credit under the Revolving Credit Facility, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Credit Lenders.
“Required Term Loan Lenders” means, at any time, Lenders having outstanding Term Loans, representing more than fifty percent (50%) of the sum of the aggregate outstanding Term Loans at such time. The outstanding Term Loans of any Defaulting Lender shall be disregarded in determining Required Term Loan Lenders at any time.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, controller, treasurer or assistant treasurer of such Person or any other officer of such Person reasonably acceptable to the Administrative Agent. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person.
“Restricted Payment” has the meaning assigned thereto in Section 9.6.
“Revaluation Date” means, with respect to any Extension of Credit, each of the following: (a) each date of a borrowing, conversion or continuation of any Loan, but only as to the amounts so borrowed on such date, (b) each date of issuance of any Letter of Credit, but only as to the Letter of Credit so issued, amended or extended on such date, and (c) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require.
“Revolving Credit Commitment” means (a) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to, and to purchase participations in L/C Obligations and Swingline Loans for the account of, the Borrowers hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 5.13) and (b) as to all Revolving Credit Lenders, the aggregate commitment of all Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 5.13). The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders on the Closing Date shall be $400,000,000. The initial Revolving Credit Commitment of each Revolving Credit Lender on the Closing Date is set forth opposite the name of such Lender on Schedule 1.1(a). The Revolving Credit Commitment of any Lender shall include the Extended Revolving Credit Commitment and Refinancing Revolving Credit Commitment of such Lender.

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“Revolving Credit Commitment Percentage” means, with respect to any Revolving Credit Lender at any time, the percentage of the total Revolving Credit Commitments of all the Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment. If the Revolving Credit Commitments have terminated or expired, the Revolving Credit Commitment Percentages shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments. The initial Revolving Credit Commitment of each Revolving Credit Lender is set forth opposite the name of such Lender on Schedule 1.1(a).
“Revolving Credit Exposure” means, as to any Revolving Credit Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Revolving Credit Lender’s participation in L/C Obligations and Swingline Loans at such time.
“Revolving Credit Facility” means the revolving credit facility established pursuant to Article II (including any increase in such revolving credit facility established pursuant to Section 5.13, any Refinance pursuant to Section 5.18 and any Extension pursuant to Section 5.19).
“Revolving Credit Lenders” means, collectively, all of the Lenders with a Revolving Credit Commitment. With respect to (a) each provision of this Agreement relating to the making or the repayment of any Canadian Revolving Credit Loan, (b) any rights of set-off, (c) any rights of indemnification or expense reimbursement and (d) reserves, capital adequacy or other provisions, each reference to a “Revolving Credit Lender” shall be deemed to include such Revolving Credit Lender’s Applicable Designee with respect to the portion of such Revolving Credit Lender’s Commitment funded by such Applicable Designee.
“Revolving Credit Loan” means, collectively, all US Revolving Credit Loans and all Canadian Revolving Credit Loans.
“Revolving Credit Maturity Date” means the earliest to occur of (a) August 27, 2026, (b) the date of termination of the entire Revolving Credit Commitment by the US Borrowers pursuant to Section 2.5, and (c) the date of termination of the Revolving Credit Commitment pursuant to Section 10.2(a); provided, that the Revolving Credit Maturity Date applicable to Extended Revolving Credit Commitments and Refinancing Revolving Credit Commitments shall be the final maturity date specified in the relevant documentation for such Extended Revolving Credit Commitments or Refinancing Revolving Credit Commitments.
“Revolving Credit Outstandings” means the sum of (a) with respect to Revolving Credit Loans and Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans and Swingline Loans, as the case may be, occurring on such date; plus (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount thereof on such date after giving effect to any Revolving Extensions of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.
“Revolving Extensions of Credit” means (a) any Revolving Credit Loan then outstanding, (b) any Letter of Credit then outstanding or (c) any Swingline Loan then outstanding.
“S&P” means Standard & Poor’s Rating Service, a division of S&P Global Inc. and any successor thereto.
“Sanctioned Country” means at any time, a region, country or territory which is itself the subject or target of any Sanctions (which, as of the Closing Date, consists of Cuba, Iran, North Korea, Syria and Crimea).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, any member state of the European Union, Her Majesty’s Treasury of the United Kingdom, Global Affairs Canada, or other relevant sanctions authority, (b) any Person operating,

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organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b).
“Sanctions” means sanctions, trade embargoes and anti-terrorism laws, including, but not limited to, those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any member state of the European Union, Her Majesty’s Treasury of the United Kingdom, Global Affairs Canada, or other relevant sanctions authority.
“Secured Cash Management Agreement” means any Cash Management Agreement between or among any Credit Party or applicable Subsidiary thereof and any Cash Management Bank.
“Secured Hedge Agreement” means any Hedge Agreement between or among any Credit Party or applicable Subsidiary thereof and any Hedge Bank.
“Secured Obligations” means, collectively, (a) the Obligations and (b) all existing or future payment and other obligations owing by any Credit Party under (i) any Secured Hedge Agreement (other than an Excluded Swap Obligation) and (ii) any Secured Cash Management Agreement.
“Secured Parties” means, collectively, the Canadian Secured Parties and the US Secured Parties.
“Securities Act” means the Securities Act of 1933 (15 U.S.C. §§ 77 et seq.).
“Security Documents” means the collective reference to the US Collateral Agreement, Canadian Collateral Agreement, and each other agreement or writing pursuant to which any Credit Party pledges or grants a security interest in any Property or assets securing the Secured Obligations.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Loan” means any Loan bearing interest at a rate based on Adjusted Term SOFR as provided in Section 5.1(a).
“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Southwest Gas” means Southwest Gas Holdings, Inc., a Delaware corporation.
“Specified Disposition” means any Asset Disposition (or series of related Asset Dispositions) having gross sales proceeds in excess of $10,000,000.
“Specified Representations” means the representations and warranties set forth in the Loan Documents relating to corporate existence of the Credit Parties and good standing of the Credit Parties in their respective jurisdictions of organization; power and authority, due authorization, execution and delivery

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and enforceability, in each case, relating to the Credit Parties entering into and performance of the Loan Documents; no conflicts with or consents under the Credit Parties’ organizational documents; Solvency of the Borrowers and their respective subsidiaries on a Consolidated basis as of the Closing Date (after giving effect to the Transactions); Federal Reserve margin regulations; the Investment Company Act; use of proceeds not in violation of Sanctions, Anti-Money Laundering Laws, Anti-Corruption Laws and Beneficial Ownership Certifications; and creation, validity and perfection of security interests in the Collateral; and the status of the Credit Facilities and the guaranties thereof as senior debt (or equivalent term) and, to the extent applicable, “designated senior debt” (or an equivalent term).
“Specified Transactions” means (a) any Specified Disposition consummated after the Closing Date, (b) any Permitted Acquisition consummated after the Closing Date and (c) the Transactions.
“Spot Rate” for a currency means the rate determined by the Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent may obtain such spot rate from another financial institution reasonably designated by the Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency.
“Subordinated Indebtedness” means the collective reference to any Indebtedness incurred by any Consolidated Company that is subordinated in right and time of payment to the Obligations on terms and conditions satisfactory to the Administrative Agent.
“Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding Equity Interests having ordinary voting power to elect a majority of the board of directors (or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of Centuri.
“Subsidiary Guarantors” means, collectively, the US Subsidiary Guarantors and the Canadian Subsidiary Guarantors.
“Swap Obligation” means, with respect to any Credit Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
“Swingline Commitment” means the lesser of (a) $30,000,000 and (b) the Revolving Credit Commitment.
“Swingline Facility” means the swingline facility established pursuant to Section 2.2.
“Swingline Lender” means (a) Wells Fargo, solely in its capacity as swingline lender with respect to US Swingline Loans and (b) CIBC, solely in its capacity as swingline lender with respect to Canadian Swingline Loans, in each case, or any successor thereto.
“Swingline Loan” means, a US Swingline Loan or a Canadian Swingline Loan, as the context requires, and “Swingline Loans” means, collectively, all US Swingline Loans and all Canadian Swingline Loans.
“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP.

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“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto.
“Term Loan Commitment” means (a) as to any Term Loan Lender, the obligation of such Term Loan Lender to make a portion of the Initial Term Loan and/or Incremental Term Loans, as applicable, to the account of the US Borrowers or the Canadian Borrowers, as applicable, hereunder on the Closing Date or the applicable borrowing date (in the case of any Incremental Term Loan) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on the Register, as such amount may be increased, reduced or otherwise modified at any time or from time to time pursuant to the terms hereof and (b) as to all Term Loan Lenders, the aggregate commitment of all Term Loan Lenders to make such Initial Term Loan. The aggregate Term Loan Commitment with respect to the Initial Term Loan of all Term Loan Lenders on the Closing Date shall be $1,145,000,000.
“Term Loan Facility” means the term loan facility established pursuant to Article IV (including any new term loan facility established pursuant to Section 5.13, each facility providing for the borrowing of Refinancing Term Loans and each facility providing for the borrowing of Extended Term Loans).
“Term Loan Lender” means any Lender with a Term Loan Commitment and/or outstanding Term Loans, each reference to a “Term Loan Lender” shall be deemed to include such Term Loan Lender’s Applicable Designee with respect to the portion of such Term Loan Lender’s Term Loan Commitment funded by such Applicable Designee.
“Term Loan Maturity Date” means the first to occur of (a) August 27, 2028 and (b) the date of acceleration of the Term Loans pursuant to Section 10.2(a); provided, that the Term Loan Maturity Date applicable to Incremental Term Loans, Extended Term Loans and Refinancing Term Loans shall be the final maturity date specified in the relevant documentation for such Incremental Term Loans, Extended Term Loans and Refinancing Term Loans.
“Term Loan Percentage” means, with respect to any Term Loan Lender at any time, the percentage of the total outstanding principal balance of the Term Loans represented by the outstanding principal balance of such Term Loan Lender’s Term Loans.
“Term Loans” means the Initial Term Loan and, if applicable, the Incremental Term Loans, the Extended Term Loans and the Refinancing Term Loans, and “Term Loan” means any of such Term Loans.
“Term SOFR” means:
~~(a) for purposes of Revolving Credit Loans and Swingline Loans:~~
(1)~~(i)~~ for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) US Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date (~~Non-LIBOR~~Revolver) with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding US Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding US Government Securities Business Day is not more than three (3) US Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and
(2)~~(ii)~~ for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) US Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been

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published by the Term SOFR Administrator and a Benchmark Replacement Date (~~Non-LIBOR~~Revolver) with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding US Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding US Government Securities Business Day is not more than three (3) US Government Securities Business Days prior to such Base Rate SOFR Determination Day~~; and~~.
~~(b) for all other purposes, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.~~
“Term SOFR Adjustment” means:
(1)for purposes of Revolving Credit Loans and Swingline Loans, a percentage equal to 0.10% per annum~~.~~; and
(2)for purposes of Initial Term Loans, for any calculation with respect to a Base Rate Loan or a SOFR Loan, a percentage per annum as set forth below for the applicable type of such Loan and (if applicable) Interest Period therefor:
Base Rate Loans:

0.11448%

SOFR Loans:

Interest Period	Percentage
One month	0.11448%
Three months	0.26161%
Six months	0.42826%

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
~~“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.~~
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
~~“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event (LIBOR) or an Early Opt-in Election, as applicable, has previously occurred resulting in the replacement of the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.8(c) with a Benchmark Replacement (LIBOR) the Unadjusted Benchmark Replacement component of which is not Term SOFR.~~
“Termination Event” means the occurrence of any of the following which, individually or in the aggregate, has resulted or could reasonably be expected to result in liability of the US Borrowers or any of their respective Subsidiaries in an aggregate amount in excess of the Threshold Amount: (a) a “Reportable Event” described in Section 4043 of ERISA for which the thirty (30) day notice requirement has not been waived by the PBGC, or (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or (c) the

l
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termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 430(k) of the Code or Section 303 of ERISA, or (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or plan in endangered or critical status with the meaning of Sections 430, 431 or 432 of the Code or Sections 303, 304 or 305 of ERISA or (h) the partial or complete withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (i) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (j) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA, or (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Credit Party or any ERISA Affiliate.
“Threshold Amount” means $35,000,000.
“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments, Revolving Credit Exposure and outstanding Term Loans of such Lender at such time.
“Transactions” means, collectively, (a) the refinancing of Indebtedness outstanding under the Existing Credit Agreement, (b) the refinancing of certain Indebtedness of Drum and its Subsidiaries, (c) the initial Extensions of Credit, (d) the financing of the Drum Acquisition and (e) the payment of the costs incurred in connection with the foregoing.
“UCC” means the Uniform Commercial Code as in effect in the State of New York.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Uniform Customs” means the Uniform Customs and Practice for Documentary Credits (2007 Revision), effective July, 2007 International Chamber of Commerce Publication No. 600.
“United States” means the United States of America.
“Unrestricted” shall mean, when referring to cash and Cash Equivalents of Centuri and its Subsidiaries, that such cash and Cash Equivalents (a) do not appear or would not be required to appear as “restricted” on the financial statements of Centuri or any such Subsidiary (unless related to the Loan Documents or the Liens created thereunder), (b) are not subject to a Lien in favor of any Person other than the Administrative Agent under the Loan Documents, (c) are assets of Centuri or a Subsidiary that is a US Subsidiary and are held in bank accounts or securities accounts located in the United States or (d) are not otherwise unavailable to Centuri or such Subsidiary.
~~“USD LIBOR” means the London interbank offered rate for Dollars.~~

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“US Borrowers” means, collectively, Centuri and each Additional Borrower approved by the Lenders that becomes a party hereto as a US Borrower.
“US Cash Management Bank” means any Person that, (a) at the time it enters into a Cash Management Agreement with a US Credit Party or any US Subsidiary thereof, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent, or (b) at the time it (or its Affiliate) becomes a Lender (including on the Closing Date), is a party to a Cash Management Agreement with a US Credit Party or any US Subsidiary thereof, in each case in its capacity as a party to such Cash Management Agreement.
“US Collateral Agreement” means that certain Second Amended and Restated US Collateral Agreement of even date herewith executed by the US Credit Parties in favor of the Administrative Agent, for the ratable benefit of the US Secured Parties and the Canadian Secured Parties.
“US Credit Parties” means, collectively, the US Borrowers and the US Subsidiary Guarantors.
“US Credit Party Guaranty Agreement” means that certain Second Amended and Restated US Credit Party Guaranty Agreement of even date herewith executed by the US Credit Parties in favor of the Administrative Agent, for the ratable benefit of the US Secured Parties and the Canadian Secured Parties.
“US Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.3(a), 2.4(c) and 5.2, in each case, such day is also a Business Day.
“US Hedge Bank” means any Person that, (a) at the time it enters into a Hedge Agreement with a US Credit Party or any US Subsidiary thereof permitted under Article IX, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent or (b) at the time it (or its Affiliate) becomes a Lender (including on the Closing Date), is a party to a Hedge Agreement with a US Credit Party or any US Subsidiary thereof, in each case in its capacity as a party to such Hedge Agreement.
“US L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding US Letters of Credit and (b) the aggregate amount of drawings under US Letters of Credit which have not then been reimbursed pursuant to Section 3.5.
“US Letters of Credit” means the collective reference to letters of credit denominated in Dollars pursuant to Section 3.1 (including any applicable Existing Letters of Credit). Notwithstanding anything to the contrary contained herein, a letter of credit issued by any Issuing Lender (other than Wells Fargo at any time it is also acting as Administrative Agent) shall not be a “US Letter of Credit” for purposes of the Loan Documents until such time as the Administrative Agent has been notified in writing of the issuance thereof by the applicable Issuing Lender.
“US Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans (other than the Canadian Revolving Credit Loans, the Canadian Swingline Loans and, to the extent applicable, any Incremental Term Loan made to the Canadian Borrowers), (b) the US L/C Obligations and (c) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the US Credit Parties to the Lenders, the Issuing Lenders or the Administrative Agent, in each case under any Loan Document, with respect to any Loan (other than any Canadian Revolving Credit Loan, any Canadian Swingline Loan and, to the extent applicable, any Incremental Term Loan made to the Canadian Borrowers) or any US Letter of Credit of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

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“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.
“US Revolving Credit Loans” means any revolving loan denominated in Dollars made to the US Borrowers pursuant to Section 2.1, and all such revolving loans collectively as the context requires, and shall include any Extended Revolving Credit Loans, any Refinancing Revolving Loans and any loans made pursuant to an Incremental Revolving Credit Facility Increase, in each case, related to such loans.
“US Revolving Credit Note” means a promissory note made by the US Borrowers in favor of a Revolving Credit Lender evidencing the Revolving Credit Loans made by such Revolving Credit Lender, substantially in the form attached as Exhibit A-1, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.
“US Secured Obligations” means, collectively, (a) the US Obligations and (b) all existing or future payment and other obligations owing by any US Credit Party or any US Subsidiary thereof under (i) any Secured Hedge Agreement with a US Hedge Bank and (ii) any Secured Cash Management Agreement with a US Cash Management Bank.
“US Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Lenders, the US Hedge Banks, the US Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 12.5, any other holder from time to time of any US Secured Obligations and, in each case, their respective successors and permitted assigns.
“US Subsidiary” means any Subsidiary that is organized under the laws of the United States, any State thereof or the District of Columbia.
“US Subsidiary Guarantors” means, collectively, all US Subsidiaries in existence on the Closing Date or which become parties to the US Credit Party Guaranty Agreement pursuant to Section 8.14.
“US Swingline Loan” means any swingline loan denominated in Dollars made by the applicable Swingline Lender to a US Borrower pursuant to Section 2.2, and all such swingline loans collectively as the context requires.
“US Swingline Note” means a promissory note made by the US Borrowers in favor of the applicable Swingline Lender evidencing the Swingline Loans made by the applicable Swingline Lender, substantially in the form attached as Exhibit A-3, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.
“U.S. Tax Compliance Certificate” has the meaning assigned thereto in Section 5.11(g).
“US Term Loan Note” means a promissory note made by the US Borrowers in favor of a Term Loan Lender evidencing the portion of the Term Loans made by such Term Loan Lender to the US Borrowers, substantially in the form attached as Exhibit A-5, and any substitutes therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness, in each case of clauses (a) and (b), without giving effect to the application of any prior prepayment to such installment, sinking fund, serial maturity or other required payment of principal.
“Wells Fargo” means Wells Fargo Bank, National Association, a national banking association.

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“Wholly-Owned” means, with respect to a Subsidiary, that all of the Equity Interests of such Subsidiary are, directly or indirectly, owned or controlled by Centuri and/or one or more of its Wholly-Owned Subsidiaries (except for directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than Centuri and/or one or more of its Wholly-Owned Subsidiaries).
“Withholding Agent” means any Credit Party and the Administrative Agent.
“Working Capital” means, for Centuri and its Subsidiaries on a Consolidated basis and calculated in accordance with GAAP, as of any date of determination, the excess of (a) current assets (other than cash, Cash Equivalents, taxes and deferred taxes) over (b) current liabilities, excluding, without duplication, (i) the current portion of any long-term Indebtedness, (ii) outstanding Revolving Credit Loans and Swingline Loans, (iii) the current portion of current taxes and deferred income taxes and (iv) the current portion of accrued Consolidated Interest Expense.
“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
SECTION 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form and (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”
SECTION 1.3 Accounting Terms.
(i)All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 8.1(a), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Consolidated Companies shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.
(ii)If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend

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such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrowers shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; provided, further that all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with FASB ASC 842 (on a prospective or retroactive basis or otherwise) to be treated as Capital Lease Obligations in the financial statements.
SECTION 1.4 UCC and PPSA Terms. Terms defined in the UCC and/or the PPSA in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided in the UCC and/or the PPSA, as applicable; provided that if any term is defined in both the UCC and the PPSA and not otherwise defined herein, such term shall have the meaning provided in the UCC. Subject to the foregoing, the term “UCC” and “PPSA” refers, as of any date of determination, to the UCC or PPSA then in effect.
SECTION 1.5 Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
SECTION 1.6 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) any definition or reference to formation documents, governing documents, agreements (including the Loan Documents) and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) any definition or reference to any Applicable Law, including, without limitation, the Code, the Commodity Exchange Act, ERISA, the Exchange Act, the PATRIOT Act, the Securities Act, the UCC, the PPSA, the Investment Company Act, the Interstate Commerce Act, the Trading with the Enemy Act of the United States or any of the foreign assets control regulations of the United States Treasury Department, shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law.
SECTION 1.7 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
SECTION 1.8 Letter of Credit Amounts.
(i)Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Application therefor (at the time specified therefor in such applicable Letter of Credit or Letter of Credit Application and as such amount may be reduced by (i) any permanent reduction of such Letter of Credit or (ii) any amount which is drawn, reimbursed and no longer available under such Letter of Credit).
(ii)For purposes of Articles II, III and V, the applicable outstanding amount of all Canadian Letters of Credit and Canadian L/C Obligations shall be deemed to refer to the Dollar Amount thereof.
SECTION 1.9 Guarantees/Earn-Outs. Unless otherwise specified, (a) the amount of any Guarantee shall be the lesser of the amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee and (b) the amount of any earn-out or similar obligation shall be the amount of such obligation as reflected on the balance sheet of such Person in accordance with GAAP.

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SECTION 1.10 Alternative Currency Matters.
(i)Covenant Compliance Generally. For purposes of determining compliance under Sections 9.1, 9.2, 9.3, 9.5 and 9.6, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating Consolidated Net Income in the most recent annual financial statements of the Consolidated Companies delivered pursuant to Section 8.1(a). Notwithstanding the foregoing, for purposes of determining compliance with Sections 9.1, 9.2 and 9.3, with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no breach of any basket contained in such sections shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that for the avoidance of doubt, the foregoing provisions of this Section 1.10 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections.
(ii)Amount of Obligations. Unless otherwise specified, for purposes of this Agreement, any determination of the amount of any outstanding Canadian Revolving Credit Loans, Canadian Swingline Loans, Incremental Term Loans denominated in Canadian Dollars or Canadian Obligations shall be based upon the Dollar Amount of such Canadian Revolving Credit Loans, Canadian Swingline Loans, Incremental Term Loans denominated in Canadian Dollars or Canadian Obligations, as the case may be.
(iii)Exchange Rates. The Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Amount of any Extensions of Credit and Revolving Credit Outstandings denominated in Canadian Dollars. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur.
SECTION 1.11 Rates. The ~~interest rate on LIBOR Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) may be determined by reference to LIBOR, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, ICE Benchmark Administration (“IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for the London interbank offered rate for Dollars for: (a) 1-week and 2-month tenor settings will be December 31, 2021 and (b) overnight, 1-month, 3-month, 6-month and 12-month tenor settings will be June 30, 2023. No successor administrator for IBA was identified in such Announcements. As a result, it is possible that commencing immediately after such dates, the London interbank offered rate for such tenors may no longer be available or may no longer be deemed a representative reference rate upon which to determine the interest rate on LIBOR Rate Loans or Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate). There is no assurance that the dates set forth in the Announcements will not change or that IBA or the FCA will not take further action that could impact the availability, composition or characteristics of any London interbank offered rate. Public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to implement new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate or any other then-current Benchmark is no longer available or in certain other circumstances set forth in Section 5.8(c), such Section 5.8(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify Centuri, pursuant to Section 5.8(c), of any change to the reference rate upon which the interest rate on LIBOR Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) is based. However, the~~ Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (~~i~~a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Adjusted ~~Terms~~Term SOFR~~,~~ or Term SOFR, ~~the London interbank offered rate or other rates in any such~~or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including ~~any then-current Benchmark or~~ any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 5.8(c), will be similar to, or produce the same value or economic equivalence of, ~~LIBOR or any other Benchmark,~~ or have the same volume or liquidity as ~~did~~, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or ~~the London interbank offered rate or~~ any other Benchmark prior to its

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discontinuance or unavailability, or (~~ii~~b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any ~~other Benchmark or any~~ alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Adjusted Term SOFR~~,~~ or Term SOFR, or any other Benchmark, any component definition thereof or rates ~~referenced~~referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

SECTION 1.12 Limited Condition Acquisitions. In the event that Centuri notifies the Administrative Agent in writing that any proposed Acquisition is a Limited Condition Acquisition and that Centuri wishes to test the conditions to such Acquisition and any Incremental Term Loan or Incremental Equivalent Indebtedness that is to be used to finance such Acquisition in accordance with this Section 1.12, then, so long as agreed to by the Administrative Agent and the lenders providing such Incremental Term Loan or such Incremental Equivalent Indebtedness, the following provisions shall apply:
(i)any condition to such Limited Condition Acquisition, such Incremental Term Loan or such Incremental Equivalent Indebtedness that requires that no Default or Event of Default shall have occurred and be continuing at the time of such Limited Condition Acquisition or the incurrence of such Incremental Term Loan or Incremental Equivalent Indebtedness, shall be satisfied if (i) no Default or Event of Default shall have occurred and be continuing at the time of the execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such Limited Condition Acquisition (the “LCA Test Date”) and (ii) no Event of Default under any of Section 10.1(a), 10.1(b), 10.1(i) or 10.1(j) shall have occurred and be continuing both immediately before and immediately after giving effect to such Limited Condition Acquisition and any Indebtedness incurred in connection therewith (including any such additional Incremental Term Loan or Incremental Equivalent Indebtedness);
(ii)any condition to such Limited Condition Acquisition, such Incremental Term Loan or such Incremental Equivalent Indebtedness that the representations and warranties in this Agreement and the other Loan Documents shall be true and correct at the time of consummation of such Limited Condition Acquisition or the incurrence of such Incremental Term Loan or Incremental Equivalent Indebtedness shall be deemed satisfied if (i) all representations and warranties in this Agreement and the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) as of the LCA Test Date, or if such representation speaks as of an earlier date, as of such earlier date and (ii) as of the date of consummation of such Limited Condition Acquisition, (A) the representations and warranties under the relevant definitive agreement governing such Limited Condition Acquisition as are material to the lenders providing such Incremental Term Loan or Incremental Equivalent Indebtedness shall be true and correct, but only to the extent that Centuri or its applicable Subsidiary has the right to terminate its obligations under such agreement or otherwise decline to close such Limited Condition Acquisition as a result of a breach of such representations and warranties or the failure of those representations and warranties to be true and correct and (B) certain of the representations and warranties in this Agreement and the other Loan Documents which are customary for similar “funds certain” financings and required by the lenders providing such Incremental Term Loan or Incremental Equivalent Indebtedness shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects);
(iii)any financial ratio test or condition to be tested in connection with such Limited Condition Acquisition and the availability of such Incremental Term Loan or Incremental Equivalent Indebtedness will be tested as of the LCA Test Date, in each case, after giving effect to the relevant Limited Condition Acquisition and related incurrence of Incremental Term Loan or Incremental Equivalent Indebtedness, on a

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Pro Forma Basis where applicable, and, for the avoidance of doubt, (i) such ratios and baskets shall not be tested at the time of consummation of such Limited Condition Acquisition and (ii) if any of such ratios are exceeded or conditions are not met following the LCA Test Date, but prior to the closing of such Limited Condition Acquisition, as a result of fluctuations in such ratio or amount (including due to fluctuations in Consolidated EBITDA of Centuri or the Person subject to such Limited Condition Acquisition), at or prior to the consummation of the relevant transaction or action, such ratios will not be deemed to have been exceeded and such conditions will not be deemed unmet as a result of such fluctuations solely for purposes of determining whether the relevant transaction or action is permitted to be consummated or taken;
(iv)except as provided in the next sentence, in connection with any subsequent calculation of any ratio or basket on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated and the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of the applicable Incremental Term Loan, Incremental Equivalent Indebtedness or any other applicable Indebtedness) have been consummated; provided that any calculation of any such ratio or basket under Section 9.6 and Section 9.9 shall be calculated (i) on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of the applicable Incremental Term Loan, Incremental Equivalent Indebtedness or any other applicable Indebtedness) have been consummated and (ii) assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of the applicable Incremental Term Loan, Incremental Equivalent Indebtedness or any other applicable Indebtedness) have not been consummated. Notwithstanding the foregoing, any calculation of a ratio in connection with determining the Applicable Margin and determining whether or not the Borrower is in compliance with the financial covenants set forth in Section 9.13 shall, in each case be calculated assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of the applicable Incremental Term Loan, Incremental Equivalent Indebtedness or any other applicable Indebtedness to be incurred or assumed in connection with such Acquisition) have not been consummated.
The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Condition Acquisitions such that each of the possible scenarios is separately tested.
SECTION 1.13 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
ARTICLE 2

REVOLVING CREDIT FACILITY
SECTION 2.1 Revolving Credit Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, each Revolving Credit Lender severally agrees to make (a) US Revolving Credit Loans to the US Borrowers and (b) Canadian Revolving Credit Loans to the Canadian Borrowers, in each case, from time to time from the Closing Date through, but not including, the Revolving Credit Maturity Date as requested by a US Borrower or a Canadian Borrower, as applicable, in accordance with the terms of Section 2.3; provided, that, (i) on the Closing Date, the aggregate Revolving Credit Outstandings, excluding the aggregate undrawn and unexpired amount of the Existing Letters of Credit, shall not exceed $125,000,000, (ii) after the Closing Date, (A)  the Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment and (B) the Revolving Credit Exposure of any Revolving Credit Lender shall not at any time exceed such Revolving Credit Lender’s Revolving Credit Commitment. Each Revolving Credit Loan by a Revolving Credit Lender shall be in a principal amount equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving

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Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Credit Maturity Date.
SECTION 2.2 Swingline Loans.
(i)Availability. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, (a) the Swingline Lender shall make US Swingline Loans to the US Borrowers and (b) the Swingline Lender shall make Canadian Swingline Loans to the Canadian Borrowers, in each case, from time to time from the Closing Date through, but not including, the Revolving Credit Maturity Date; provided, that (i) after giving effect to any amount requested, the Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment and (ii) the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested), shall not exceed the Swingline Commitment.
(ii)Refunding.
(1)Swingline Loans shall be refunded by the Revolving Credit Lenders on demand by the applicable Swingline Lender. Such refundings shall be made by the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages, in the applicable currency of the underlying Swingline Loan, and shall thereafter be reflected as Revolving Credit Loans of the Revolving Credit Lenders on the books and records of the Administrative Agent. Each Revolving Credit Lender shall fund its respective Revolving Credit Commitment Percentage of such Revolving Credit Loans as required to repay Swingline Loans outstanding to the applicable Swingline Lender upon demand by such Swingline Lender but in no event later than 1:00 p.m. on the next succeeding Business Day after such demand is made. No Revolving Credit Lender’s obligation to fund its respective Revolving Credit Commitment Percentage of a Swingline Loan shall be affected by any other Revolving Credit Lender’s failure to fund its Revolving Credit Commitment Percentage of a Swingline Loan, nor shall any Revolving Credit Lender’s Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Revolving Credit Lender to fund its Revolving Credit Commitment Percentage of a Swingline Loan.
(2)The applicable Borrower shall pay to the applicable Swingline Lender on demand and, in any event on the Revolving Credit Maturity Date, the amount of such Swingline Loans made to such Borrower to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If not demanded by such Swingline Lender, each Canadian Swingline Loan shall be repaid by the applicable Canadian Borrower on the date that is five (5) Business Days after such Canadian Swingline Loan is made. In addition, each Borrower hereby authorizes the Administrative Agent to charge any account maintained by such Borrower with the applicable Swingline Lender (up to the amount available therein) in order to immediately pay the applicable Swingline Lender the amount of such Swingline Loans made to such Borrower to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the applicable Swingline Lender shall be recovered by or on behalf of any Borrower from the applicable Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages (unless the amounts so recovered by or on behalf of such Borrower pertain to a Swingline Loan extended after the occurrence and during the continuance of an Event of Default of which the Administrative Agent has received notice in the manner required pursuant to Section 11.3 and which such Event of Default has not been waived by the Required Lenders or the Lenders, as applicable).
(3)Each Revolving Credit Lender acknowledges and agrees that its obligation to refund Swingline Loans in accordance with the terms of this Section is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Article VI. Further, each Revolving Credit Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Loans pursuant to this Section, one of the events described in Section 10.1(i) or (j) shall have occurred, each Revolving

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Credit Lender will, on the date the applicable Revolving Credit Loan would have been made, purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Revolving Credit Commitment Percentage of the aggregate amount of such Swingline Loan. Each Revolving Credit Lender will immediately transfer to the applicable Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof such Swingline Lender will deliver to such Revolving Credit Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the applicable Swingline Lender has received from any Revolving Credit Lender such Revolving Credit Lender’s participating interest in a Swingline Loan, the applicable Swingline Lender receives any payment on account thereof, the applicable Swingline Lender will distribute to such Revolving Credit Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender’s participating interest was outstanding and funded).
(iii)Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, this Section 2.2 shall be subject to the terms and conditions of Section 5.14 and Section 5.15.
(iv)Resignation of Swingline Lender. In connection with (i) any Refinancing Revolving Credit Commitments or (ii) any Extension of Revolving Credit Commitments, that has not been consented to by the applicable Swingline Lender, such Swingline Lender may, in connection with such Refinancing Revolving Credit Commitments or Extension resign as a Swingline Lender hereunder upon not less than five (5) Business Days’ prior notice to Centuri and the Administrative Agent (or such shorter period of time as may be acceptable to Centuri and the Administrative Agent). Following such notice of resignation, such Swingline Lender shall have no further obligations to make Swingline Loans pursuant to this Agreement.
SECTION 2.3 Procedure for Advances of Revolving Credit Loans and Swingline Loans.
(i)Requests for Borrowing. The applicable Borrower shall give the Administrative Agent irrevocable prior written notice substantially in the form of Exhibit B (a “Notice of Borrowing”) not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan, each US Swingline Loan and each Canadian Swingline Loan, (ii) at least one (1) Business Day before each Canadian Base Rate Loan (other than Canadian Swingline Loans), (iii) at least three (3) US Government Securities Business Days before each SOFR Loan and (iv) at least four (4) Business Days before each CDOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be, (x) with respect to Base Rate Loans (other than Swingline Loans) and Canadian Revolving Credit Loans in an aggregate principal amount of $2,000,000 (or C$2,000,000) or a whole multiple of $500,000 (or C$500,000) in excess thereof, (y) with respect to SOFR Loans, in an aggregate principal amount of $2,000,000 or a whole multiple of $500,000 in excess thereof and (z) with respect to Swingline Loans in an aggregate principal amount of $500,000 (or C$500,000) or a whole multiple of $100,000 (or C$100,000) in excess thereof, (C) whether such Loan is to be a US Revolving Credit Loan, Canadian Revolving Credit Loan, US Swingline Loan or Canadian Swingline Loan, (D) in the case of a US Revolving Credit Loan, whether the Loans are to be SOFR Loans or Base Rate Loans, (E) in the case of a Canadian Revolving Credit Loan, whether the Loans are to be CDOR Rate Loans or Canadian Base Rate Loans, and (F) in the case of a SOFR Loan or a CDOR Rate Loan, the duration of the Interest Period applicable thereto. A Notice of Borrowing received after 11:00 a.m. shall be deemed received on the next Business Day or US Government Securities Business Day, as applicable. The Administrative Agent shall promptly notify the Revolving Credit Lenders of each Notice of Borrowing.
(ii)Disbursement of Revolving Credit and Swingline Loans. Not later than (i) 1:00 p.m. on the proposed borrowing date, each Revolving Credit Lender will make available to the Administrative Agent, for the account of the US Borrowers, at the office of the Administrative Agent in funds immediately available to the Administrative Agent (in Dollars), such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the US Revolving Credit Loans to be made on such borrowing date, (ii) 11:00 a.m. on the proposed borrowing date, each Revolving Credit Lender will make available to the Administrative Agent, for the account of the Canadian Borrowers, at the office of the Administrative Agent in funds immediately available to the Administrative Agent (in Canadian Dollars), such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the Canadian Revolving Credit Loans to be made on such borrowing date and (iii) 1:00 p.m. on the proposed borrowing date, the applicable Swingline Lender will make available to

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the Administrative Agent, for the account of the applicable Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent (in the applicable currency), the Swingline Loans to be made on such borrowing date. Each Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section in immediately available funds by crediting or wiring such proceeds to the deposit account of such Borrower identified in the most recent notice substantially in the form attached as Exhibit C (a “Notice of Account Designation”) delivered by such Borrower to the Administrative Agent or as may be otherwise agreed upon by such Borrower and the Administrative Agent from time to time. Subject to Section 5.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section to the extent that any Revolving Credit Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Revolving Credit Lenders as provided in Section 2.2(b).
SECTION 2.4 Repayment and Prepayment of Revolving Credit and Swingline Loans.
(i)Repayment on Termination Date. Each Borrower hereby agrees to repay the outstanding principal amount of (i) all Revolving Credit Loans made to such Borrower in full on the Revolving Credit Maturity Date, and (ii) all Swingline Loans made to such Borrower in accordance with Section 2.2(b) (but, in any event, no later than the Revolving Credit Maturity Date), together, in each case, with all accrued but unpaid interest thereon.
(ii)Mandatory Prepayments.
(1)If at any time the Revolving Credit Outstandings exceed the Revolving Credit Commitment (as a result of currency fluctuations or otherwise), each applicable Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Revolving Credit Lenders, Extensions of Credit in an amount equal to such excess with each such repayment applied first, to the principal amount of outstanding US Swingline Loans, second, to the principal amount of outstanding Canadian Swingline Loans, third to the principal amount of outstanding US Revolving Credit Loans, fourth, to the principal amount of outstanding Canadian Revolving Credit Loans and fifth, with respect to any Letters of Credit then outstanding, a payment of Cash Collateral into a Cash Collateral account opened by the Administrative Agent, for the benefit of the Revolving Credit Lenders, in an amount equal to such excess (such Cash Collateral to be applied, upon the occurrence and during the continuance of an Event of Default, in accordance with Section 10.2(b)); provided that if any US Borrower is required to make a payment of Cash Collateral pursuant to the terms of this Section 2.4(b)(i) as a result of any such excess, such amount (to the extent not applied in accordance with Section 10.2(b)) shall be returned to such US Borrower within three Business Days after such excess ceases to exist.
(2)[intentionally omitted].
(3)If at any time Swingline Loans outstanding at such time exceed the Swingline Commitment (as a result of currency fluctuations or otherwise), the applicable Borrower or Borrowers agree to repay within one (1) Business Day following receipt of notice from the Administrative Agent, by payment to the Administrative Agent for the account of the applicable Swingline Lender, Swingline Loans in an amount equal to such excess with each such repayment applied ratably to the outstanding Swingline Loans.
(4)If at any time Letters of Credit outstanding at such time exceed the L/C Sublimit (as a result of currency fluctuations or otherwise), the applicable Borrower or Borrowers agree to Cash Collateralize the amount of such excess (such Cash Collateral to be applied, upon the occurrence and during the continuance of an Event of Default, in accordance with Section 10.2(b)); provided that if any Borrower is required to make a payment of Cash Collateral pursuant to the terms of this Section 2.4(b)(iv) as a result of any such excess, such amount (to the extent not applied in accordance with Section 10.2(b)) shall be returned to such Borrower within three Business Days after such excess ceases to exist.

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(iii)Optional Prepayments. The Borrowers may at any time and from time to time prepay Revolving Credit Loans and Swingline Loans, in whole or in part, without premium or penalty, with irrevocable prior written notice to the Administrative Agent substantially in the form attached as Exhibit D (a “Notice of Prepayment”) given not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan, each Canadian Swingline Loan and each US Swingline Loan, (ii) at least one (1) Business Day before each Canadian Base Rate Loan, (iii) at least three (3) US Government Securities Business Days before each SOFR Loan and (iv) at least four (4) Business Days before each CDOR Rate Loan, specifying the date and amount of prepayment and whether the prepayment is of SOFR Loans, Base Rate Loans, Canadian Base Rate Loans, CDOR Rate Loans, US Swingline Loans, Canadian Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Revolving Credit Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments shall be in an aggregate amount of $1,000,000 (or C$1,000,000) or a whole multiple of $500,000 (or C$500,000) in excess thereof with respect to Base Rate Loans (other than Swingline Loans) and Canadian Revolving Credit Loans, $2,000,000 or a whole multiple of $500,000 in excess thereof with respect to SOFR Loans and $100,000 (or C$100,000) or a whole multiple of $100,000 (or C$100,000) in excess thereof with respect to Swingline Loans. A Notice of Prepayment received after 11:00 a.m. shall be deemed received on the next Business Day or US Government Securities Business Day, as applicable. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof. Notwithstanding the foregoing, any Notice of Prepayment delivered in connection with any refinancing of all of the Credit Facility with the proceeds of such refinancing or of any incurrence of Indebtedness, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence and may be revoked by the Borrowers in the event such refinancing is not consummated (provided that the failure of such contingency shall not relieve any Borrower from its obligations in respect thereof under Section 5.9).
(iv)Prepayment of Excess Proceeds. In the event proceeds remain after the prepayments of Term Loan Facility pursuant to Section 4.4(b), the amount of such excess proceeds shall be used on the date of the required prepayment under Section 4.4(b) to prepay the outstanding principal amount of the Revolving Credit Loans, without a corresponding reduction of the Revolving Credit Commitment, with remaining proceeds, if any, refunded to the Borrowers.
(v)Limitation on Prepayment of SOFR Loans. The Borrowers may not prepay any SOFR Loan on any day other than on the last day of the Interest Period applicable thereto unless such prepayment is accompanied by any amount required to be paid pursuant to Section 5.9 hereof.
(vi)Hedge Agreements. No repayment or prepayment of the Loans pursuant to this Section shall affect any of the Borrowers’ obligations under any Hedge Agreement entered into with respect to the Loans.
SECTION 2.5 Permanent Reduction of the Revolving Credit Commitment.
(i)Voluntary Reduction. The Borrowers shall have the right at any time and from time to time, upon at least five (5) Business Days prior irrevocable written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Revolving Credit Commitment at any time or (ii) portions of the Revolving Credit Commitment, from time to time, in an aggregate principal amount not less than $3,000,000 or any whole multiple of $1,000,000 in excess thereof. Any reduction of the Revolving Credit Commitment shall be applied to the Revolving Credit Commitment of each Revolving Credit Lender according to its Revolving Credit Commitment Percentage. All Commitment Fees accrued until the effective date of any termination of the Revolving Credit Commitment shall be paid on the effective date of such termination. No such reduction in the Revolving Credit Commitments shall reduce the Swingline Commitment or the L/C Sublimit (except as set forth in each respective definition). Notwithstanding the foregoing, any notice to reduce the Revolving Credit Commitment to zero delivered in connection with any refinancing of all of the Credit Facility with the proceeds of such refinancing or of any incurrence of Indebtedness, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence and may be revoked by any Borrower in the event such refinancing is not consummated (provided that the failure of such contingency shall not relieve any Borrower from its obligations in respect thereof under Section 5.9).

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(ii)Corresponding Payment. Each permanent reduction permitted pursuant to this Section shall be accompanied by a payment of principal sufficient to reduce the aggregate outstanding Revolving Credit Loans, Swingline Loans and L/C Obligations, as applicable, after such reduction to the Revolving Credit Commitment as so reduced, and if the aggregate amount of all outstanding Letters of Credit exceeds the Revolving Credit Commitment as so reduced, the applicable Borrower shall be required to deposit Cash Collateral in a Cash Collateral account opened by the Administrative Agent in an amount equal to such excess. Such Cash Collateral shall be applied in accordance with Section 10.2(b). Any reduction of the Revolving Credit Commitment to zero shall be accompanied by payment of all outstanding Revolving Credit Loans and Swingline Loans (and furnishing of Cash Collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Revolving Credit Commitment and the Swingline Commitment and the Revolving Credit Facility. If the reduction of the Revolving Credit Commitment requires the repayment of any SOFR Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof.
SECTION 2.6 Termination of Revolving Credit Facility. The Revolving Credit Facility and the Revolving Credit Commitments shall terminate on the Revolving Credit Maturity Date (after giving effect to any Extension).
ARTICLE 3

LETTER OF CREDIT FACILITY
SECTION 3.1 L/C Facility.
(i)Availability. Subject to the terms and conditions hereof, each applicable Issuing Lender, in reliance on the agreements of the Revolving Credit Lenders set forth in Section 3.4(a), agrees to issue (i) standby or commercial US Letters of Credit in an aggregate amount not to exceed its L/C Commitment for the account of the US Borrowers or, subject to Section 3.10, any US Subsidiary or Affiliate thereof that is organized under the laws of the United States, any State thereof or the District of Columbia and (ii) standby or commercial Canadian Letters of Credit in an aggregate amount not to exceed its L/C Commitment for the account of the Canadian Borrowers or, subject to Section 3.10, any Canadian Subsidiary or Affiliate thereof that is organized under the laws of Canada or any province or territory thereof, in each case, on any Business Day from the Closing Date through but not including the thirtieth (30th) Business Day prior to the Revolving Credit Maturity Date in such form as may be approved from time to time by the applicable Issuing Lender; provided, that no Issuing Lender shall issue any Letter of Credit if, after giving effect to such issuance, (A) the L/C Obligations would exceed the L/C Sublimit, (B) the Revolving Credit Outstandings would exceed the Revolving Credit Commitment or (C) the L/C Obligations with respect to Letters of Credit issued by such Issuing Lender would exceed such Issuing Lender’s L/C Commitment. Each Letter of Credit (1) (x) to be denominated in Dollars shall, in the case of a commercial US Letter of Credit, be in a minimum amount of $100,000 and, in the case of a standby US Letter of Credit, be in a minimum amount of $100,000 (or such lesser amounts as agreed to by the applicable Issuing Lender and the Administrative Agent), and (y) to be denominated in Canadian Dollars shall, in the case of a commercial Canadian Letter of Credit, be in a minimum amount of C$100,000 and, in the case of a standby Canadian Letter of Credit, be in a minimum amount of C$100,000 (or such lesser amounts as agreed to by the applicable Issuing Lender and the Administrative Agent), (2) except as agreed to by the Administrative Agent and the applicable Issuing Lender with respect to any Existing Letter of Credit, shall expire on a date no more than twelve (12) months after the date of issuance or last renewal of such Letter of Credit (subject to automatic renewal for additional one (1) year periods pursuant to the terms of the Letter of Credit Application or other documentation acceptable to the applicable Issuing Lender), (3) shall expire no later than the fifth (5th) Business Day prior to the Revolving Credit Maturity Date (except that if agreed to by the applicable Issuing Lender and the Administrative Agent, any Existing Letter of Credit may expire after such date so long as such Existing Letter of Credit is Cash Collateralized pursuant to documentation and on terms and conditions acceptable to such Issuing Lender and the Administrative Agent no later than the date that is 91 days prior to the Revolving Credit Maturity Date), (4) with respect to each US Letter of Credit, shall be subject to the Uniform Customs, in the case of a commercial Letter of Credit, or ISP98, in the case of a standby Letter of Credit, in each case, as set forth in the Letter of Credit Application or as determined by the applicable Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York and (5) with respect to each Canadian Letter of Credit, shall be subject to the law set forth in the Letter of Credit Application or

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as agreed by the applicable Issuing Lender and the Canadian Borrowers. No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender from issuing such Letter of Credit, or any Applicable Law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to letters of credit generally or such Letter of Credit in particular any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated) not in effect on the Closing Date, or any unreimbursed loss, cost or expense that was not applicable, in effect as of the Closing Date and that such Issuing Lender in good faith deems material to it, (B) the conditions set forth in Section 6.2 are not satisfied or (C) the beneficiary of such Letter of Credit is a Sanctioned Person. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. As of the Closing Date, each of the Existing Letters of Credit shall constitute, for all purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder.
(ii)Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, Article III shall be subject to the terms and conditions of Section 5.14 and Section 5.15.
SECTION 3.2 Procedure for Issuance of Letters of Credit. The (a) US Borrowers may from time to time request that any Issuing Lender issue a US Letter of Credit and (b) Canadian Borrowers may from time to time request that any Issuing Lender issue a Canadian Letter of Credit, in each case, by delivering to such Issuing Lender at its applicable office (with a copy to the Administrative Agent at the Administrative Agent’s Office) a Letter of Credit Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender or the Administrative Agent may request. Upon receipt of any Letter of Credit Application, the applicable Issuing Lender shall process such Letter of Credit Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article VI, promptly issue the Letter of Credit requested thereby (but in no event shall such Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Letter of Credit Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Lender and the applicable Borrower. The applicable Issuing Lender shall promptly furnish to the applicable Borrowers and the Administrative Agent a copy of such Letter of Credit and the Administrative Agent shall promptly notify each Revolving Credit Lender of the issuance and upon request by any Lender, furnish to such Revolving Credit Lender a copy of such Letter of Credit and the amount of such Revolving Credit Lender’s participation therein.
SECTION 3.3 Commissions and Other Charges.
(i)Letter of Credit Commissions. Subject to Section 5.15(a)(iii)(B), Centuri shall pay to the Administrative Agent, for the account of the applicable Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in the amount equal to the daily amount available to be drawn under such Letters of Credit times 50% of the Applicable Margin with respect to Revolving Credit Loans that are SOFR Loans (determined, in each case, on a per annum basis). Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter, on the Revolving Credit Maturity Date and thereafter on demand of the Administrative Agent. The Administrative Agent shall, promptly following its receipt thereof, distribute to the applicable Issuing Lender and the L/C Participants all commissions received pursuant to this Section 3.3 in accordance with their respective Revolving Credit Commitment Percentages.
(ii)Issuance Fee. In addition to the foregoing commission, the applicable Borrower shall pay directly to the applicable Issuing Lender, for its own account, an issuance fee with respect to each Letter of Credit issued by such Issuing Lender as set forth in the applicable Fee Letter executed by such Issuing Lender. Such issuance fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving

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Credit Maturity Date and thereafter on demand of the applicable Issuing Lender. For the avoidance of doubt, such issuance fee shall be applicable to and paid upon each of the Existing Letters of Credit.
(iii)Other Fees, Costs, Charges and Expenses. In addition to the foregoing fees and commissions, the Borrowers shall pay or reimburse each Issuing Lender for such normal and customary fees, costs, charges and expenses as are incurred or charged by such Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by it.
SECTION 3.4 L/C Participations.
(i)Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce each Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Credit Commitment Percentage in each Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued by it hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit issued by such Issuing Lender for which such Issuing Lender is not reimbursed in full by the Borrowers through a Revolving Credit Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.
(ii)Upon becoming aware of any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit issued by it, such Issuing Lender shall notify the Administrative Agent of such unreimbursed amount and the Administrative Agent shall notify each L/C Participant (with a copy to the applicable Issuing Lender) of the amount and due date of such required payment and such L/C Participant shall pay to the Administrative Agent (which, in turn shall pay such Issuing Lender) the amount specified on the applicable due date. If any such amount is paid to such Issuing Lender after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of such Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to such Issuing Lender of the unreimbursed amounts described in this Section, if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. on any Business Day, such payment shall be due on the following Business Day.
(iii)Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit issued by it and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this Section, such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the US Borrowers or otherwise), or any payment of interest on account thereof, such Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.
SECTION 3.5 Reimbursement Obligation of the Borrowers. In the event of any drawing under any Letter of Credit, the applicable Borrower agrees to reimburse (either with the proceeds of a Revolving Credit Loan as provided for in this Section or with funds from other sources), in same day funds, the applicable Issuing Lender on each date on which such Issuing Lender notifies the applicable Borrower of the date and amount of a draft paid by it under any Letter of Credit for the amount of (a) such draft so paid and (b) any amounts referred to in Section 3.3(c) incurred by such Issuing Lender in connection with such payment. Unless the applicable Borrower shall immediately notify such Issuing Lender that such Borrower

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intends to reimburse such Issuing Lender for such drawing from other sources or funds, such Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Revolving Credit Lenders make a Revolving Credit Loan bearing interest at the Base Rate on the applicable repayment date in the amount of (i) such draft so paid and (ii) any amounts referred to in Section 3.3(c) incurred by such Issuing Lender in connection with such payment, and the Revolving Credit Lenders shall make a Revolving Credit Loan bearing interest at the Base Rate in such amount, the proceeds of which shall be applied to reimburse such Issuing Lender for the amount of the related drawing and such fees and expenses. Each Revolving Credit Lender acknowledges and agrees that its obligation to fund a Revolving Credit Loan in accordance with this Section to reimburse such Issuing Lender for any draft paid under a Letter of Credit issued by it is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 2.3(a) or Article VI. If a Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse such Issuing Lender as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full.
SECTION 3.6 Obligations Absolute. Each Borrower’s obligations under this Article III (including, without limitation, the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set off, counterclaim or defense to payment such Borrower may have or have had against the applicable Issuing Lender or any beneficiary of a Letter of Credit or any other Person. Each Borrower also agrees that the applicable Issuing Lender and the L/C Participants shall not be responsible for, and such Borrower’s Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among such Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of such Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit issued by it, except for errors or omissions caused by such Issuing Lender’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final nonappealable judgment. Each Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit issued by it or the related drafts or documents, if done in the absence of gross negligence or willful misconduct shall be binding on such Borrower and shall not result in any liability of such Issuing Lender or any L/C Participant to any Borrower. The responsibility of any Issuing Lender to the Borrowers in connection with any draft presented for payment under any Letter of Credit issued to it shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment substantially conforms to the requirements under such Letter of Credit.
SECTION 3.7 Effect of Letter of Credit Application. To the extent that any provision of any Letter of Credit Application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall apply and control.
SECTION 3.8 Removal and Resignation of Issuing Lenders.
(i)The Borrowers may at any time remove any Lender from its role as an Issuing Lender hereunder upon not less than thirty (30) days prior notice to such Issuing Lender and the Administrative Agent (or such shorter period of time as may be acceptable to such Issuing Lender and the Administrative Agent).
(ii)Any Lender may at any time resign from its role as an Issuing Lender hereunder upon not less than thirty (30) days prior notice to Centuri and the Administrative Agent (or such shorter period of time as may be acceptable to Centuri and the Administrative Agent).
(iii)In connection with (i) any Refinancing Revolving Credit Commitments or (ii) any Extension of Revolving Credit Commitments, that has not been consented to by any Issuing Lender, such Issuing Lender may, in connection with such Refinancing Revolving Credit Commitments or Extension resign as an Issuing

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Lender hereunder upon not less than five (5) Business Days’ prior notice to Centuri and the Administrative Agent (or such shorter period of time as may be acceptable to Centuri and the Administrative Agent).
(iv)Any removed or resigning Issuing Lender shall retain all the rights, powers, privileges and duties of an Issuing Lender hereunder with respect to all Letters of Credit issued by it that are outstanding as of the effective date of its removal or resignation as an Issuing Lender and all L/C Obligations with respect thereto (including, without limitation, the right to require the Revolving Credit Lenders to take such actions as are required under Section 3.4). Without limiting the foregoing, upon the removal or resignation of a Lender as an Issuing Lender hereunder, the Borrowers may, or at the request of such removed or resigned Issuing Lender the Borrowers shall, use commercially reasonable efforts to, arrange for one or more of the other Issuing Lenders to issue Letters of Credit hereunder in substitution for the Letters of Credit, if any, issued by such removed or resigned Issuing Lender and outstanding at the time of such removal or resignation, or make other arrangements satisfactory to the removed or resigned Issuing Lender to effectively cause another Issuing Lender to assume the obligations of the removed or resigned Issuing Lender with respect to any such Letters of Credit.
SECTION 3.9 Reporting of Letter of Credit Information and L/C Commitment. At any time that there is an Issuing Lender that is not also the financial institution acting as Administrative Agent, then (a) on the last Business Day of each calendar month, (b) on each date that a Letter of Credit is amended, terminated or otherwise expires, (c) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (d) upon the request of the Administrative Agent, each Issuing Lender (or, in the case of clauses (b), (c) or (d) of this Section, the applicable Issuing Lender) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including, without limitation, any reimbursement, Cash Collateral, or termination in respect of Letters of Credit issued by such Issuing Lender) with respect to each Letter of Credit issued by such Issuing Lender that is outstanding hereunder. In addition, each Issuing Lender shall provide notice to the Administrative Agent of its L/C Commitment, or any change thereto, promptly upon it becoming an Issuing Lender or making any change to its L/C Commitment. No failure on the part of any Issuing Lender to provide such information pursuant to this Section 3.9 shall limit the obligations of the Borrowers or any Revolving Credit Lender hereunder with respect to its reimbursement and participation obligations hereunder.
SECTION 3.10 Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Borrower or any Subsidiary or Affiliate thereof described in Section 3.1(a), the applicable Borrower shall be obligated to reimburse, or to cause the applicable Subsidiary or Affiliate to reimburse, the applicable Issuing Lender hereunder for any and all drawings under such Letter of Credit; provided that aggregate face amount of all Letters of Credit issued for the account of such Affiliates of the Borrowers that are not also Subsidiaries of the Borrowers shall not exceed $25,000,000 at any time outstanding. Each Borrower hereby acknowledges that the issuance of Letters of Credit for the account of any of its Subsidiaries or Affiliates inures to the benefit of such Borrower and that such Borrower’s business derives substantial benefits from the businesses of such Subsidiaries and Affiliates.
ARTICLE 4

TERM LOAN FACILITY
SECTION 4.1 Initial Term Loan. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, each Term Loan Lender severally agrees to make the Initial Term Loan to Centuri, on the Closing Date, in a principal amount equal to such Lender’s Term Loan Percentage of the Initial Term Loan as of the Closing Date.
SECTION 4.2 Procedure for Advance of Initial Term Loan. The applicable Borrower shall give the Administrative Agent an irrevocable Notice of Borrowing prior to 11:00 a.m. on the Closing Date requesting that the Term Loan Lenders make the Initial Term Loan ~~as a Base Rate Loan~~ on such date ~~(provided that the Centuri may request, no later than three (3) Business Days prior to the Closing Date, that the Term Loan Lenders make the Initial Term Loan as a LIBOR Rate Loan, as applicable, if Centuri has delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the~~

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~~Administrative Agent indemnifying the Lenders in the manner set forth in Section 5.9 of this Agreement)~~. Upon receipt of such Notice of Borrowing from the applicable Borrower, the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 1:00 p.m. on the Closing Date, with respect to the Initial Term Loan made on the Closing Date, each Term Loan Lender will make available to the Administrative Agent for the account of the applicable Borrower, at the Administrative Agent’s Office in immediately available funds, the amount of such Initial Term Loan to be made by such Term Loan Lender on the Closing Date. The Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of the Initial Term Loan in immediately available funds by wire transfer to such Person or Persons as may be designated by the applicable Borrower in writing.
SECTION 4.3 Repayment of Term Loans.
(i)Initial Term Loan. The Borrowers shall repay the aggregate outstanding principal amount of the Initial Term Loan in consecutive quarterly installments equal to $2,862,500 (as the amounts of individual installments may be adjusted pursuant to Section 4.4) on the last Business Day of each of March, June, September and December commencing December 31, 2021; provided, however, that the final principal repayment installment of the Initial Term Loan shall be repaid on the Term Loan Maturity Date in an amount equal to the aggregate principal amount of all Initial Term Loans outstanding on such date, together with accrued interest thereon.
(ii)Incremental Term Loans. The US Borrowers or the Canadian Borrowers, as applicable, shall repay the aggregate outstanding principal amount of each Incremental Term Loan (if any) as determined pursuant to, and in accordance with, Section 5.13.
SECTION 4.4 Prepayments of Term Loans.
(i)Optional Prepayments. Except as provided in Section 4.4(c), the applicable Borrower shall have the right at any time and from time to time, without premium or penalty, to prepay any of the Term Loans, in whole or in part, upon delivery to the Administrative Agent of a Notice of Prepayment not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan, (ii) at least one (1) Business Day before each Canadian Base Rate Loan and (iii) at least three (3) Business Days before each ~~LIBOR Rate~~SOFR Loan or CDOR Rate Loan, as applicable, specifying the date and amount of repayment, whether the repayment is of ~~LIBOR Rate~~SOFR Loans, CDOR Rate Loans, Base Rate Loans or Canadian Base Rate Loans or a combination thereof, and if a combination thereof, the amount allocable to each and whether the repayment is of the Initial Term Loan, an Incremental Term Loan or a combination thereof, and if a combination thereof, the amount allocable to each. Each optional prepayment of the Term Loans hereunder shall be in an aggregate principal amount of at least $5,000,000 (or C$5,000,000) or any whole multiple of $1,000,000 (C$1,000,000) in excess thereof and shall be applied, on a pro rata basis, to the outstanding principal installments of the Term Loans being so repaid as directed by the applicable Borrowers (or, if not so directed, in direct order of maturity). Each repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof. A Notice of Prepayment received after 11:00 a.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the applicable Term Loan Lenders of each Notice of Prepayment. Notwithstanding the foregoing, any Notice of Prepayment delivered in connection with any refinancing of all of the Credit Facility with the proceeds of such refinancing or of any other incurrence of Indebtedness may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence and may be revoked by the applicable Borrower in the event such refinancing is not consummated; provided that the delay or failure of such contingency shall not relieve any Borrower from its obligations in respect thereof under Section 5.9.
(ii)Mandatory Prepayments.
(1)Debt Issuances. The Borrowers shall make mandatory principal prepayments of the Loans in the manner set forth in clause (v) below in an amount equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from any Debt Issuance of Refinancing Debt or any other Debt Issuance not otherwise permitted pursuant to Section 9.1. Such prepayment shall be made within three (3) Business Days after the date of receipt of the Net Cash Proceeds of any such Debt Issuance.

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(2)Asset Dispositions and Insurance and Condemnation Events. The Borrowers shall make mandatory principal prepayments of the Loans in the manner set forth in clause (v) below in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from (A) any Asset Disposition (other than any Asset Disposition permitted pursuant to, and in accordance with, clauses (a) through (p) of Section 9.5) or (B) any Insurance and Condemnation Event, to the extent that the aggregate amount of such Net Cash Proceeds, in the case of each of clauses (A) and (B), respectively, exceed $5,000,000 during any Fiscal Year. Such prepayments shall be made within three (3) Business Days after the date of receipt of the Net Cash Proceeds; provided that, so long as no Default or Event of Default has occurred and is continuing, no prepayment shall be required under this Section 4.4(b)(ii) with respect to such portion of such Net Cash Proceeds that Centuri shall have reinvested, or prior to such date given written notice to the Administrative Agent of its intent to reinvest in accordance with Section 4.4(b)(iii).
(3)Reinvestment Option. With respect to any Net Cash Proceeds realized or received with respect to any Asset Disposition or any Insurance and Condemnation Event by any Credit Party of any Subsidiary thereof (in each case, to the extent not excluded pursuant to Section 4.4(b)(ii)), at the option of Centuri, the Credit Parties may reinvest all or any portion of such Net Cash Proceeds in assets used or useful for the business of the Credit Parties and their Subsidiaries within (x) twelve (12) months following receipt of such Net Cash Proceeds or (y) if such Credit Party enters into a bona fide commitment to reinvest such Net Cash Proceeds within twelve (12) months following receipt thereof, within the later of (A) twelve (12) months following receipt thereof and (B) six (6) months of the date of such commitment; provided that if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, an amount equal to any such Net Cash Proceeds shall be applied within three (3) Business Days after the applicable Credit Party reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Term Loans as set forth in this Section 4.4(b); provided further that any Net Cash Proceeds relating to Collateral shall be reinvested in assets constituting Collateral.  Pending the final application of any such Net Cash Proceeds, the applicable Credit Party may invest an amount equal to such Net Cash Proceeds in any manner that is not prohibited by this Agreement.
(4)Excess Cash Flow. After the end of each Fiscal Year (commencing with the Fiscal Year ending December 31, 2022), within five (5) Business Days after the earlier to occur of (x) the actual delivery of the financial statements and related Officer’s Compliance Certificate for such Fiscal Year and (y) the date on which the financial statements and the related Officer’s Compliance Certificate for such Fiscal Year are required to be delivered pursuant to Section 8.1(a) and Section 8.2(a), the Borrowers shall make mandatory principal prepayments of the Loans in the manner set forth in clause (v) below in an amount equal to (A) the applicable ECF Percentage for such Fiscal Year times Excess Cash Flow for such Fiscal Year minus (B) the aggregate amount of (i) all optional prepayments of Revolving Credit Loans during such Fiscal Year (solely to the extent accompanied by permanent optional reductions in the Revolving Credit Commitment) and (ii) all optional prepayments of any Term Loans during such Fiscal Year, in each case to the extent that such prepayments are not funded with the incurrence of any Indebtedness, any Equity Issuance, any casualty proceeds, any condemnation proceeds or any other proceeds that would not be included in Consolidated EBITDA; provided, that, so long as no Event of Default has occurred and is continuing or would result therefrom, no such prepayments shall be required unless Excess Cash Flow for such year equals or exceeds $5,000,000, at which point the Borrowers shall cause to be prepaid an aggregate principal amount of Loans equal to the applicable percentage of Excess Cash Flow as set forth herein from the first dollar.
(5)Notice; Manner of Payment. Upon the occurrence of any event triggering the prepayment requirement under clauses (i) through and including (iv) above, the applicable Borrower shall promptly deliver a Notice of Prepayment to the Administrative Agent and upon receipt of such notice, the Administrative Agent shall promptly so notify the Lenders. Each prepayment of the Loans under this Section shall be applied as follows: first, ratably between the Initial Term Loan and any Incremental Term Loans to reduce on a pro rata basis (applied to reduce the remaining scheduled principal installments of the Initial Term Loan and any Incremental Term Loans on a pro rata basis) and (ii) second, to the extent of any excess, to repay the Revolving Credit Loans pursuant

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to Section 2.4(d), without a corresponding reduction in the Revolving Credit Commitment. Proceeds of any Refinancing Debt shall be applied solely to prepay each applicable Class of Term Loans and/or Revolving Credit Loans subject to such Refinance. Notwithstanding the foregoing, with respect to any Net Cash Proceeds from any Asset Disposition or Insurance and Condemnation Event, the applicable Borrower may prepay Term Loans and prepay or purchase any Refinancing Notes or Incremental Equivalent Indebtedness that is secured by the Collateral on a pari passu basis (at a purchase price no greater than par plus accrued and unpaid interest), to the extent required thereby, on a pro rata basis in accordance with the respective outstanding principal amounts of the Term Loans and such Refinancing Notes or Incremental Equivalent Indebtedness as of the time of the applicable Asset Disposition or Insurance and Condemnation Event.
(6)Rejection Right. Each Term Loan Lender may reject all (but not less than all) of its pro rata share of any mandatory prepayment (except in the case of any prepayment of Term Loans in accordance with Section 4.4(b)(i) with the proceeds of Refinancing Debt) (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to Section 4.4(b) by providing written notice to the Administrative Agent no later than 5:00 p.m. one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. If a Lender fails to deliver a notice of rejection to the Administrative Agent within the time frame specified above, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Proceeds remaining after offering such Declined Proceeds to the Lenders in accordance with the terms hereof shall be retained by the Borrowers and used for any purpose not prohibited by this Agreement.
(7)Prepayment of ~~LIBOR Rate Loans,~~ SOFR Loans and CDOR Rate Loans. Each prepayment shall be accompanied by any amount required to be paid pursuant to Section 5.9; provided that, so long as no Default or Event of Default shall have occurred and be continuing, if any prepayment of ~~LIBOR Rate Loans,~~ SOFR Loans or CDOR Rate Loans is required to be made under this Section 4.4(b) prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 4.4(b) in respect of any such ~~LIBOR Rate Loan,~~ SOFR Loan or CDOR Rate Loans prior to the last day of the Interest Period therefor, the applicable Borrower may, in its sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into an account held at, and subject to the sole control of, the Administrative Agent until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrowers or any other Credit Party) to apply such amount to the prepayment of such Term Loans in accordance with this Section 4.4(b).  Upon the occurrence and during the continuance of any Default or Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrowers or any other Credit Party) to apply such amount to the prepayment of the outstanding Term Loans in accordance with the relevant provisions of this Section 4.4(b).
(8)No Reborrowings. Amounts prepaid under the Term Loan pursuant to this Section may not be reborrowed.
(iii)Call Premium. In connection with any Repricing Transaction that is consummated in respect of all or any portion of the Initial Term Loans, during the six (6) month period following the Closing Date, the Borrower shall pay to the Administrative Agent, for the ratable benefit each Term Loan Lender, a fee equal to 1.0% of the aggregate principal amount of the Initial Term Loans of such Term Loan Lender subject to such Repricing Transaction (it being understood that any such fees under clause (b) of the definition of “Repricing Transaction” shall be paid to each Non-Consenting Lender that is replaced in such Repricing Transaction pursuant to Section 5.12(b)). Such fees shall be due and payable within three (3) Business Days of the date of the effectiveness of such Repricing Transaction.
ARTICLE 5

GENERAL LOAN PROVISIONS
SECTION 5.1 Interest.

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(i)Interest Rate Options. Subject to the provisions of this Section, at the election of the US Borrowers or the Canadian Borrowers, as applicable:
(1)~~(A)~~ US Revolving Credit Loans and any Term Loans denominated in Dollars shall bear interest at (~~1~~A) the Base Rate plus the Applicable Margin or (~~2~~B) Adjusted Term SOFR plus the Applicable Margin (provided that Adjusted Term SOFR shall not be available until three (3) US Government Securities Business Days after the First Amendment Effective Date unless the US Borrowers have delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 5.9 of this Agreement) ~~and (B) Term Loans denominated in Dollars shall bear interest at (1) the Base Rate plus the Applicable Margin or (2) the LIBOR Rate plus the Applicable Margin (provided that the LIBOR Rate shall not be available until three (3) Business Days after the Closing Date unless the US Borrowers have delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 5.9 of this Agreement;~~;
(2)Canadian Revolving Credit Loans and Term Loans denominated in Canadian Dollars shall bear interest at (A) the Canadian Base Rate plus the Applicable Margin or (B) the CDOR Rate plus the Applicable Margin (provided that the CDOR Rate shall not be available until four (4) Business Days after the Closing Date unless the Canadian Borrowers have delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 5.9 of this Agreement);
(3)US Swingline Loans shall bear interest at the Base Rate plus the Applicable Margin; and
(4)Canadian Swingline Loans shall bear interest at the Canadian Base Rate plus the Applicable Margin.
The US Borrowers or the Canadian Borrowers, as applicable, shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 5.2. Any US Revolving Credit Loan or Term Loan denominated in Dollars or any portion thereof as to which a US Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan. Any Canadian Revolving Credit Loan or Term Loan denominated in Canadian Dollars or any portion thereof as to which a Canadian Borrower has not duly specified an interest rate as provided herein shall be deemed a Canadian Base Rate Loan. Subject to Section 5.1(b), any ~~LIBOR Rate Loan,~~ SOFR Loan or CDOR Rate Loan or any portion thereof as to which the applicable Borrower has not duly specified an Interest Period as provided herein shall be deemed a ~~LIBOR Rate Loan,~~ SOFR Loan or a CDOR Rate Loan with an Interest Period of one (1) month.
(ii)Default Rate. Subject to Section 10.3, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 10.1(a), (b), (i) or (j), or (ii) at the election of the Required Lenders (or the Administrative Agent at the direction of the Required Lenders), upon the occurrence and during the continuance of any other Event of Default, (A) the Borrowers shall no longer have the option to request ~~LIBOR Rate Loans,~~ SOFR Loans, CDOR Rate Loans, Swingline Loans or Letters of Credit, (B) all outstanding ~~LIBOR Rate Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to LIBOR Rate Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (C) all outstanding~~ SOFR Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to SOFR Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (~~D~~C) all outstanding CDOR Rate Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to CDOR Rate Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Canadian Base Rate Loans, (~~E~~D) all outstanding Base Rate Loans and other US Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable

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to Base Rate Loans or such other US Obligations arising hereunder or under any other Loan Document, (~~F~~E) all outstanding Canadian Base Rate Loans and other Canadian Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Canadian Base Rate Loans or such other Canadian Obligations arising hereunder or under any other Loan Document, and (~~G~~F) all accrued and unpaid interest shall be due and payable on demand of the Administrative Agent. Interest shall continue to accrue on the Obligations after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law.
(iii)Interest Payment and Computation.
(1)Interest on (A) each Base Rate Loan and each Canadian Base Rate Loan shall be due and payable in arrears on the last Business Day of each calendar quarter commencing December 31, 2021; (B) each US Swingline Loan and each Canadian Swingline Loan shall be due and payable in arrears on the last Business Day of each calendar quarter commencing December 31, 2021; and (C) each ~~LIBOR Rate Loan,~~ SOFR Loan and CDOR Rate Loan shall be due and payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period; provided that (i) in the event of any repayment or prepayment of any SOFR Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (ii) in the event of any conversion of any SOFR Loan prior to the end of the Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate, all computations of interest for Canadian Base Rate Loans and all computations of interest for CDOR Rate Loans shall be made on the basis of a year of 365 or 366 days, as applicable, and actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year).
(2)Whenever any amount is payable under this Agreement or any other Loan Document by the Canadian Borrowers as interest or as a fee which requires the calculation of an amount using a percentage per annum, each party to this Agreement acknowledges and agrees that such amount shall be calculated as of the date payment is due without application of the “deemed reinvestment principle” or the “effective yield method” (e.g., when interest is calculated and payable monthly, the rate of interest payable per month is 1/12 of the stated rate of interest per annum).
(3)For the purposes of the Interest Act (Canada) and disclosure under such Act, whenever interest to be paid under this Agreement or any other Loan Document is to be calculated on the basis of a year of 365 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either 365 or such other period of time, as the case may be.
(iv)Maximum Rate.
(1)In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (A) promptly refund to the applicable Borrowers any interest received by the Lenders in excess of the maximum lawful rate or (B) apply such excess to the principal balance of the US Obligations or the Canadian Obligations, as applicable. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the applicable Borrower under Applicable Law.

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(2)If any provision of this Agreement or of any of the other Loan Documents would obligate the Canadian Borrowers or any other Canadian Credit Party to make any payment of interest or other amount payable to any Lender, in an amount or calculated at a rate which would result in a receipt by such Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by such Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (A) firstly, by reducing the amount or rate of interest required to be paid to such Lender on Canadian Revolving Credit Loans or Canadian Swingline Loans, as applicable, and (B) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to such Lender, which would constitute “interest” for purposes of Section 347 of the Criminal Code (Canada). Any amount or rate of interest referred to in this Section 5.1 shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that the applicable Canadian Revolving Credit Loan or Canadian Swingline Loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Closing Date to the date set out in clause (a) of the definition of “Revolving Credit Maturity Date” and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by Administrative Agent shall be conclusive for the purposes of such determination.
(v)Term SOFR Benchmark Replacement Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent (in consultation with Centuri) will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the US Borrower and the Lenders of the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use or administration of Term SOFR.
SECTION 5.2 Notice and Manner of Conversion or Continuation of Loans. Provided that no Default or Event of Default has occurred and is then continuing:
(i)the US Borrowers shall have the option to (~~a~~i) convert at any time all or any portion of any outstanding ~~Term Loans that are Base Rate Loans in a principal amount equal to $3,000,000 or any whole multiple of $500,000 in excess thereof into one or more LIBOR Rate Loans, (b) convert at any time all or any portion of any outstanding Revolving Credit Loans that are~~ Base Rate Loans (other than US Swingline Loans) in a principal amount equal to $3,000,000 or any whole multiple of $500,000 in excess thereof into one or more SOFR Loans, and (~~c~~ii) upon the expiration of any Interest Period, (~~i~~A) convert all or any part of its outstanding ~~LIBOR Rate Loans or~~ SOFR Loans in a principal amount equal to $1,000,000 or a whole multiple of $100,000 in excess thereof into Base Rate Loans (other than Swingline Loans)~~, (ii) continue such LIBOR Rate Loans as LIBOR Rate Loans~~  or (~~iii~~B) continue such SOFR Loans as SOFR Loans; and
(ii)the Canadian Borrowers shall have the option to (~~a~~i) convert at any time all or any portion of any outstanding Canadian Base Rate Loans (other than Canadian Swingline Loans) in a principal amount equal to C$1,000,000 or any whole multiple of C$100,000 in excess thereof into one or more CDOR Rate Loans and (~~b~~ii) upon the expiration of any Interest Period for such CDOR Rate Loans, (~~i~~A) convert all or any part of its outstanding CDOR Rate Loans in a principal amount equal to C$1,000,000 or a whole multiple of C$100,000 in excess thereof into Canadian Base Rate Loans (other than Canadian Swingline Loans) or (~~ii~~B) continue such CDOR Rate Loans as CDOR Rate Loans.
Whenever any Borrower desires to convert or continue Loans as provided above, such Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion/Continuation”) not later than 11:00 a.m. three (3) Business Days before (or three (3) US Government Securities Business Days before the day of a proposed conversion to or continuation of SOFR Loans or four (4) Business Days before the day of a proposed conversion to or continuation of CDOR Rate Loans) the day on which a proposed conversion or continuation of such Loan is to be effective specifying

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(A) the Loans to be converted or continued, and, in the case of any ~~LIBOR Rate Loan,~~ SOFR Loan or CDOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued ~~LIBOR Rate Loan,~~ SOFR Loan or CDOR Rate Loan. If the applicable Borrower fails to give a timely Notice of Conversion/Continuation prior to the end of the Interest Period for any ~~LIBOR Rate Loan,~~ SOFR Loan or CDOR Rate Loan, then the applicable ~~LIBOR Rate Loan,~~ SOFR Loan or CDOR Rate Loan shall automatically continue as a ~~LIBOR Rate Loan,~~ SOFR Loan or CDOR Rate Loan (in each case having the same Interest Period as the then expiring Interest Period), as applicable. Any such automatic continuation shall be effective as of the last day of the Interest Period then in effect with respect to the applicable ~~LIBOR Rate Loan,~~ SOFR Loan or CDOR Rate Loan. If the applicable Borrower requests a conversion to, or continuation of, ~~LIBOR Rate Loans,~~ SOFR Loans or CDOR Rate Loans, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month in the case of a conversion and an Interest Period that is the same as the then expiring Interest Period in the case of a continuation. Notwithstanding anything to the contrary herein, a Swingline Loan may not be converted to a ~~LIBOR Rate Loan,~~ SOFR Loan or CDOR Rate Loan. The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion/Continuation.
SECTION 5.3 Fees.
(i)Commitment Fee. Commencing on the Closing Date, subject to Section 5.15(a)(iii)(A), the US Borrowers shall pay to the Administrative Agent, for the account of the Revolving Credit Lenders, a non-refundable commitment fee (the “Commitment Fee”) at a rate per annum equal to the Applicable Margin on the average daily unused portion of the Revolving Credit Commitment of the Revolving Credit Lenders (other than the Defaulting Lenders, if any); provided, that the amount of outstanding Swingline Loans shall not be considered usage of the Revolving Credit Commitment for the purpose of calculating the Commitment Fee. The Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing December 31, 2021 and ending on the date upon which all Obligations (other than contingent indemnification obligations not then due) arising under the Revolving Credit Facility shall have been indefeasibly and irrevocably paid and satisfied in full, all Letters of Credit have been terminated or expired (or been Cash Collateralized) and the Revolving Credit Commitment has been terminated. The Commitment Fee shall be distributed by the Administrative Agent to the Revolving Credit Lenders (other than any Defaulting Lender) pro rata in accordance with such Revolving Credit Lenders’ respective Revolving Credit Commitment Percentages.
(ii)Other Fees. The Borrowers shall pay to the Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in any Fee Letter as applicable. The Borrowers shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.
SECTION 5.4 Manner of Payment.
(i)Payments made by the Borrowers. Each payment by a Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligations) payable to the Lenders under this Agreement shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment, in immediately available funds and shall be made without any set off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 10.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its Commitment Percentage in respect of the relevant Credit Facility (or other applicable share as provided herein) of such payment and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent on account of the principal of or interest on the Swingline Loans or of any fee, commission or other amounts payable to the applicable Swingline Lender shall be made in like manner, but for the account of the applicable Swingline Lender. Each payment to the Administrative Agent of any Issuing Lender’s fees or L/C Participants’

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commissions shall be made in like manner, but for the account of such Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 5.9, 5.10, 5.11 or 12.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to the definition of Interest Period, if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.
(ii)Defaulting Lenders. Notwithstanding the foregoing, if there exists a Defaulting Lender each payment by any Borrower to such Defaulting Lender hereunder shall be applied in accordance with Section 5.15(a)(ii).
SECTION 5.5 Evidence of Indebtedness.
(i)Extensions of Credit. The Extensions of Credit made by each Lender and each Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or such Issuing Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender or the applicable Issuing Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders or such Issuing Lender to the applicable Borrowers and their applicable respective Subsidiaries and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender or any Issuing Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the applicable Borrower shall execute and deliver to such Lender (through the Administrative Agent) a US Revolving Credit Note, Canadian Revolving Credit Note, a US Term Loan Note, a Canadian Term Loan Note, US Swingline Note and/or Canadian Swingline Note, as applicable, which shall evidence such Lender’s Revolving Credit Loans, Term Loans and/or Swingline Loans, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Notes and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.
(ii)Participations. In addition to the accounts and records referred to in subsection (a), each Revolving Credit Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Credit Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Revolving Credit Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
SECTION 5.6 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 5.9, 5.10, 5.11 or 12.3) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that:
(1)if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(2)the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the

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application of Cash Collateral provided for in Section 5.14 or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Swingline Loans and Letters of Credit to any assignee or participant, other than to any of the Consolidated Companies or their Affiliates (as to which this Section 5.6 shall apply).
Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation.
SECTION 5.7 Administrative Agent’s Clawback.
(i)Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (i) in the case of Base Rate Loans, not later than 12:00 noon on the date of any proposed borrowing, (ii) in the case of Canadian Revolving Credit Loans, not later than 12:00 noon one (1) Business Day before the date of any proposed borrowing and (iii) otherwise, prior to the proposed date of any borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Sections 2.3(b) and 4.2 and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, (A) in the case of a payment to be made by such Lender, (1) with respect to any Loan denominated in Dollars, at the greater of (x) the daily average Federal Funds Rate and (y) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (2) with respect to any Loan denominated in Canadian Dollars, at the greater of (x) a rate equal to the Administrative Agent’s aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees, penalties, overdraft charges or other costs or expenses incurred by the Administrative Agent as a result of the failure to deliver funds hereunder) of carrying such amount and (y) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by such Borrower, (1) with respect to any Loan denominated in Dollars, the Base Rate and (2) with respect to any Loan denominated in Canadian Dollars, the Canadian Base Rate. If the applicable Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by any Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(ii)Payments by the Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders, any Issuing Lender or any Swingline Lender hereunder that the applicable Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, such Issuing Lender or such Swingline Lender, as the case may be, the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders, each Issuing Lender or each Swingline Lender, as the case maybe, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, Issuing Lender or Swingline Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, (i) with respect to any Extension of Credit (other than any Canadian Revolving Credit Loan, any Canadian Swingline Loan and, to the extent applicable, any Incremental Term Loan made to the Canadian Borrowers), at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) with respect to any Canadian Revolving Credit Loan, any Canadian Swingline Loan and, to the extent applicable, any Incremental Term Loan made to the Canadian Borrowers,

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at a rate equal to the Administrative Agent’s aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees, penalties, overdraft charges or other costs or expenses incurred by the Administrative Agent as a result of the failure to deliver funds hereunder) of carrying such amount.
(iii)Nature of Obligations of Lenders Regarding Extensions of Credit. The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit and to make payments under this Section, Section 5.11(e), Section 11.11, Section 12.3(c) or Section 12.7, as applicable, are several and are not joint or joint and several. The failure of any Lender to make available its Commitment Percentage of any Loan requested by any Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date.
SECTION 5.8 Changed Circumstances.
(i)Circumstances Affecting ~~LIBOR Rate,~~ SOFR or CDOR Rate Availability. Subject to clause (c) below, in connection with any request for (x~~) a LIBOR Rate Loan (or a Base Rate Loan as to which the interest rate is determined with reference to LIBOR) or a conversion to or continuation thereof, (y~~) a SOFR Loan (or a Base Rate Loan as to which the interest rate is determined with reference to Adjusted Term SOFR) or a conversion to or continuation thereof or (~~z~~y) a CDOR Rate Loan (or a Canadian Base Rate Loan as to which the interest rate is determined with reference to the CDOR Rate or a conversion thereof) or otherwise, if for any reason
~~(i) with respect to a proposed LIBOR Rate Loan, the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such Loan,~~
(1)~~(ii)~~ the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining (A) ~~the LIBOR Rate for such Interest Period with respect to a proposed LIBOR Rate Loan (or any Base Rate Loan as to which the interest rate is determined with reference to LIBOR), (B)~~ Adjusted Term SOFR for the applicable Interest Period with respect to a proposed SOFR Loan on or prior to the first date of such Interest Period or (~~C~~B) the CDOR Rate for such Interest Period with respect to a proposed CDOR Rate Loan (or any Canadian Base Rate Loan as to which the interest rate is determined with reference to the CDOR Rate), or
(2)~~(iii)~~ the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the ~~LIBOR Rate,~~ Adjusted Term SOFR or CDOR Rate, as applicable, does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period, then, in each case, the Administrative Agent shall promptly give notice thereof to Centuri. Thereafter, until the Administrative Agent notifies Centuri that such circumstances no longer exist, the obligation of the Lenders to make ~~LIBOR Rate~~SOFR Loans (or Base Rate Loans as to which the interest rate is determined with reference to ~~LIBOR),~~Adjusted Term SOFR ~~Loans~~) or CDOR Rate Loans (or Canadian Base Rate Loans as to which the interest rate is determined with reference to CDOR), as applicable, and the right of any Borrower to convert any Loan to or continue any Loan as a ~~LIBOR Rate Loan (or a Base Rate Loan as to which the interest rate is determined with reference to LIBOR),~~ SOFR Loan (or a Base Rate Loan as to which the interest rate is determined with reference to Adjusted Term SOFR) or a CDOR Rate Loan (or Canadian Base Rate Loan as to which the interest rate is determined with reference to CDOR), as applicable, shall be suspended, and (i) in the case of ~~LIBOR Rate Loans, the applicable Borrower shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan made to it together with accrued interest thereon (subject to Section 5.1(d)), on the last day of the then current Interest Period applicable to such LIBOR Rate Loan; or (B) convert the then outstanding principal amount of each such LIBOR Rate Loan made to it to a Base Rate Loan as to which the interest rate is not determined by reference to LIBOR as of the last day of such Interest Period; (ii) in the case of~~ SOFR Loans,

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the applicable Borrower shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such SOFR Loan made to it together with accrued interest thereon (subject to Section 5.1(d)), on the last day of the then current Interest Period applicable to such SOFR Loan; or (B) convert the then outstanding principal amount of each such SOFR Loan made to it to a Base Rate Loan as to which the interest rate is not determined by reference to Adjusted Term SOFR as of the last day of such Interest Period; (~~iii~~ii) in the case of Base Rate Loans as to which the interest rate is determined by reference to ~~LIBOR or~~ Adjusted Term SOFR (as applicable), the US Borrowers shall convert the then outstanding principal amount of each such Loan to a Base Rate Loan as to which the interest rate is not determined by reference to ~~LIBOR or~~ Adjusted Term SOFR (as applicable) as of the last day of such Interest Period; or (~~iv~~iii) in the case of CDOR Rate Loans (or Canadian Base Rate Loans as to which the interest rate is determined by reference to the CDOR Rate), the Canadian Borrowers shall convert the then outstanding principal amount of each such Loan to a Canadian Base Rate Loan as to which the interest rate is not determined by reference to the CDOR Rate.

(ii)Laws Affecting ~~LIBOR Rate,~~ SOFR or CDOR Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain (x) any ~~LIBOR Rate Loan (or any Base Rate Loan as to which the interest rate is determined by reference to LIBOR), (y) any~~ SOFR Loan or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR or (~~z~~y) any CDOR Rate Loan (or any Canadian Base Rate Loan as to which the interest rate is determined by reference to the CDOR Rate), such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to Centuri and the other Lenders. Thereafter, until the Administrative Agent notifies Centuri that such circumstances no longer exist:
(1)the obligations of the Lenders to make ~~LIBOR Rate~~SOFR Loans (or Base Rate Loans as to which the interest rate is determined by reference to ~~LIBOR),~~Adjusted Term SOFR ~~Loans~~) or CDOR Rate Loans (or Canadian Base Rate Loans as to which the interest rate is determined by reference to the CDOR Rate), as applicable, and the right of the Borrowers to convert any Loan to a ~~LIBOR Rate Loan or~~ SOFR Loan (as applicable) or continue any Loan as a ~~LIBOR Rate Loan (or a Base Rate Loan as to which the interest rate is determined by reference to LIBOR) or~~ SOFR Loan (or a Base Rate Loan as to which the interest rate is determined with reference to Adjusted Term SOFR~~) (as applicable~~), or to convert any Loan to a CDOR Rate Loan (or any Canadian Base Rate Loan as to which the interest rate is determined by reference to the CDOR Rate), shall be suspended and thereafter the applicable Borrower may select only Base Rate Loans and Canadian Base Rate Loans, as applicable, as to which the interest rate is not determined by reference to ~~LIBOR,~~ Adjusted Term SOFR or CDOR hereunder,
(2)all Base Rate Loans shall cease to be determined by reference to ~~LIBOR or~~ Adjusted Term SOFR~~, as applicable,~~  and/or all Canadian Base Rate Loans shall cease to be determined by reference to CDOR, as applicable, and
(3)if any of the Lenders may not lawfully continue to maintain a ~~LIBOR Rate Loan or~~ SOFR Loan~~, as applicable,~~  to the end of the then current Interest Period applicable thereto, the applicable Loan shall immediately be converted to a Base Rate Loan as to which the interest rate is not determined by reference to ~~LIBOR or~~ Adjusted Term SOFR~~, as applicable,~~  for the remainder of such Interest Period. Each Lender agrees to designate a different Lending Office or assign its rights and obligations hereunder to another of its officers, branches or affiliates if such designation or assignment will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by such Lender in connection with any such designation or assignment.
(iii)Benchmark Replacement Setting.
(1)(A)    Benchmark Replacement (~~LIBOR~~Initial Term Loan). Notwithstanding anything to the contrary herein or in any other Loan Document (and any Hedge Agreement

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shall be deemed not to be a “Loan Document” for purposes of this Section 5.8(c)) if a Benchmark Transition Event ~~(LIBOR) or an Early Opt-in Election, as applicable,~~ and its related Benchmark Replacement Date (~~LIBOR~~Initial Term Loan) have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a)(1) or (a)(2) of the definition of “Benchmark Replacement (~~LIBOR~~Initial Term Loan)” for such Benchmark Replacement Date (~~LIBOR~~Initial Term Loan), such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (a)(3) of the definition of “Benchmark Replacement (~~LIBOR~~Initial Term Loan)” for such Benchmark Replacement Date (~~LIBOR~~Initial Term Loan), such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If an Unadjusted Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis.
(a)Benchmark Replacement (~~Non-LIBOR~~Revolver). Notwithstanding anything to the contrary herein or in any other Loan Document (and any Hedge Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 5.8(c)), upon the occurrence of a Benchmark Transition Event ~~(Non-LIBOR)~~, the Administrative Agent and the Borrowers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event ~~(Non-LIBOR)~~ will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrowers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 5.8(c)(i)(B) will occur prior to the applicable Benchmark Transition Start Date.
~~(C) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Term SOFR Transition Event and its related Benchmark Replacement Date (LIBOR) have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (B) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may elect or not elect to do so in its sole discretion.~~
(2)Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(3)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event ~~(LIBOR), a Term SOFR Transition Event or an Early Opt-in Election, as applicable,~~ and its related Benchmark Replacement Date (~~LIBOR~~Initial Term Loan), (B) the implementation of any

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Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 5.8(c)(iv) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 5.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion (and made in a manner substantially consistent with determinations being made for similarly situated customers of such Administrative Agent under agreements having provisions similar to this Section 5.8(c)) and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 5.8(c).
(4)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate ~~or USD LIBOR~~) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion (and made in a manner substantially consistent with determinations being made for similarly situated customers of such Administrative Agent under agreements having provisions similar to this Section 5.8(c)) or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will be no longer representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(5)Benchmark Unavailability Period. Upon Centuri’s receipt of notice of the commencement of a Benchmark Unavailability Period, the applicable Borrower may revoke any request for a borrowing of, conversion to or continuation of ~~LIBOR Rate Loans or~~ SOFR Loans ~~(as applicable)~~ to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the applicable Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.
(6)London Interbank Offered Rate Benchmark Transition Event. On March 5, 2021, the IBA, the administrator of the London interbank offered rate, and the FCA, the regulatory supervisor of the IBA, made the Announcements that the final publication or representativeness date for Dollars for (I) 1-week and 2-month London interbank offered rate tenor settings will be December 31, 2021 and (II) overnight, 1-month, 3-month, 6-month and 12-month London interbank offered rate tenor settings will be June 30, 2023. No successor administrator for the IBA was identified in such Announcements. The parties hereto agree and acknowledge that the Announcements resulted in the occurrence of a Benchmark Transition Event ~~(LIBOR)~~ with respect to the London interbank offered rate pursuant to the terms of this Agreement and that any obligation of the Administrative Agent to notify any parties of such Benchmark Transition Event ~~(LIBOR)~~ pursuant to clause (iii) of this Section 5.8(c) shall be deemed satisfied.
(iv)Illegality. Subject to Section 5.12, if, in any applicable jurisdiction, the Administrative Agent, any Issuing Lender or any Lender or its Applicable Designee determines that any Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, any Issuing Lender, any Lender or any Applicable Designee to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) to fund or maintain its participation in any Loan or (iii) issue, make,

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maintain, fund or charge interest or fees with respect to any Extension of Credit to any Borrower that is a Foreign Subsidiary such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying Centuri, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such Extension of Credit shall be suspended, and to the extent required by Applicable Law, cancelled. Upon receipt of such notice, the Credit Parties shall, (A) repay that Person’s participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after the Administrative Agent has notified Centuri or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by Applicable Law) and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality.
SECTION 5.9 Indemnity. Each Borrower hereby indemnifies each of the Lenders against any loss or expense (including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain a ~~LIBOR Rate Loan, a~~ SOFR Loan or a CDOR Rate Loan or from fees payable to terminate the deposits from which such funds were obtained) which may arise or be attributable to each Lender’s obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by such Borrower to make any payment when due of any amount due hereunder in connection with a ~~LIBOR Rate Loan, a~~ SOFR Loan or a CDOR Rate Loan, (b) due to any failure of such Borrower to borrow, continue or convert on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation or (c) due to any payment, prepayment or conversion of any ~~LIBOR Rate Loan,~~ any SOFR Loan or any CDOR Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender’s sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the ~~LIBOR Rate Loans,~~ SOFR Loans or CDOR Rate Loans, as applicable, and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the applicable Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.
SECTION 5.10 Increased Costs.
(i)Increased Costs Generally. If any Change in Law shall:
(1)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender ~~(except any reserve requirement reflected in the LIBOR Rate)~~ or any Issuing Lender;
(2)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (e) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(3)impose on any Lender or any Issuing Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender, the Issuing Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, such Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, such Issuing Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender, such Issuing Lender or other Recipient, the Borrowers shall promptly pay to any such Lender, such Issuing Lender or other Recipient, as the case may

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be, such additional amount or amounts as will compensate such Lender, such Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.
(ii)Capital Requirements. If any Lender or any Issuing Lender determines that any Change in Law affecting such Lender or such Issuing Lender or any Lending Office of such Lender or such Lender’s or such Issuing Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Lender’s capital or on the capital of such Lender’s or such Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitment of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Lender, to a level below that which such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Lender’s policies and the policies of such Lender’s or such Issuing Lender’s holding company with respect to capital adequacy or liquidity), then from time to time upon written request of such Lender or such Issuing Lender the Borrowers shall promptly pay to such Lender or such Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company for any such reduction suffered.
(iii)Certificates for Reimbursement. A certificate of a Lender, or an Issuing Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender or such Issuing Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrowers, shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such Issuing Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(iv)Delay in Requests. Failure or delay on the part of any Lender or any Issuing Lender or such other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Lender’s or such other Recipient’s right to demand such compensation; provided that the Borrowers shall not be required to compensate any Lender or an Issuing Lender or any other Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender or such Issuing Lender or such other Recipient, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or such Issuing Lender’s or such other Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
SECTION 5.11 Taxes.
(i)Defined Terms. For purposes of this Section 5.11, the term “Lender” includes any Issuing Lender and the term “Applicable Law” includes FATCA.
(ii)Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(iii)Payment of Other Taxes by the Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

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(iv)Indemnification by the Credit Parties. With respect to any Indemnified Taxes arising from US Obligations, the US Credit Parties shall jointly and severally indemnify each Recipient, within ten (10) days after written demand therefor, for the full amount of any such Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. With respect to any Indemnified Taxes arising from Canadian Obligations, the Credit Parties shall jointly and severally indemnify each Recipient, within ten (10) days after written demand therefor, for the full amount of any such Indemnified Taxes (including Indemnified Taxes imposed on or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.
(v)Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.9(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).
(vi)Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 5.11, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(vii)Status of Lenders.
(1)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Centuri and the Administrative Agent, at the time or times reasonably requested by Centuri or the Administrative Agent, such properly completed and executed documentation reasonably requested by Centuri or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Centuri or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Centuri or the Administrative Agent as will enable Centuri or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.11(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(2)Without limiting the generality of the foregoing:

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(a)Any Lender that is a U.S. Person shall deliver to Centuri and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Centuri or the Administrative Agent), executed originals of IRS Form W-9 (or any successor form) certifying that such Lender is exempt from United States federal backup withholding tax;
(b)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Centuri and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Centuri or the Administrative Agent), whichever of the following is applicable:
(1)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN (or any successor form) or W-8BEN-E (or any successor form), as applicable, establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN (or any successor form) or W-8BEN-E (or any successor form), as applicable, establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)    executed copies of IRS Form W-8ECI (or any successor form);
(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a US Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN (or any successor form) or W-8BEN-E (or any successor form), as applicable; or
(4)    to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY (or any successor form), accompanied by IRS Form W-8ECI (or any successor form), IRS Form W-8BEN (or any successor form) or W-8BEN-E (or any successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;
(c)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Centuri and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Centuri or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the US Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and
(d)if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to

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comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Centuri and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Centuri or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Centuri or the Administrative Agent as may be necessary for the US Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that (x) it shall promptly notify Centuri and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction to withholding and (y) if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Centuri and the Administrative Agent in writing of its legal inability to do so; provided that no such updating or notification is required to be made on account of any Canadian withholding tax if no form or certification has been previously delivered for Canadian withholding tax purposes.
(viii)Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.11 (including by the payment of additional amounts pursuant to this Section 5.11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(ix)Survival. Each party’s obligations under this Section 5.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
SECTION 5.12 Mitigation Obligations; Replacement of Lenders.
(i)Designation of a Different Lending Office. If any Lender requests compensation under Section 5.10, or requires any Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.11, or determines that it is unable to fulfill its obligations hereunder due to illegality pursuant to Section 5.8(d), then such Lender shall, at the request of the Borrowers, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.10 or Section 5.11 or avoid illegality under Section 5.8(d), as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

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(ii)Replacement of Lenders. If any Lender requests compensation under Section 5.10, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.11, or any Lender determines that it is unable to fulfill its obligations hereunder due to illegality pursuant to Section 5.8(d) and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 5.12(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.9), all of its interests, rights (other than its existing rights to payments pursuant to Section 5.10 or Section 5.11) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
(1)the Borrowers shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.9;
(2)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in Letters of Credit and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);
(3)in the case of any such assignment resulting from a claim for compensation under Section 5.10 or payments required to be made pursuant to Section 5.11, such assignment will result in a reduction in such compensation or payments thereafter;
(4)such assignment does not conflict with Applicable Law; and
(5)in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.
Each party hereto agrees that (x) an assignment required pursuant to this Section 5.12 may be effected pursuant to an Assignment and Assumption executed by Centuri, the Administrative Agent and the assignee and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender or the Administrative Agent, provided, further that any such documents shall be without recourse to or warranty by the parties thereto.
SECTION 5.13 Incremental Loans.
(i)Request for Increase. At any time after the Closing Date, upon written notice to the Administrative Agent, the US Borrowers, or the Canadian Borrowers, as applicable, may, from time to time, request (i) one or more incremental term loans, including a borrowing of an additional term loan, the principal amount of which will be added to the tranche of Term Loan with the latest maturity date (an “Incremental Term Loan”) or (ii) one or more increases in the Revolving Credit Commitments (an “Incremental Revolving Credit Facility Increase” and, together with the initial principal amount of the Incremental Term Loans, the “Incremental Increases”); provided that (A) the aggregate principal amount for all such Incremental Increases and Incremental Equivalent Indebtedness incurred after the Closing Date shall not exceed the sum of (1) the greater of $300,000,000 and Consolidated EBITDA as of the most recently ended four consecutive fiscal quarter period for which financial statements and the related Officer’s Compliance Certificate have

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been delivered pursuant to Sections 8.1(a) or (b) and 8.2(a) plus (2) an amount which, after giving pro forma effect to such Incremental Increase and/or Incremental Equivalent Indebtedness (assuming that the entire Incremental Increase and/or Incremental Equivalent Indebtedness is funded on the effective date thereof and after giving effect to the use of proceeds thereof and any permanent repayment of Indebtedness in connection therewith) pursuant to this clause (2), would not cause the Consolidated Net Leverage Ratio, as of the most recently ended four consecutive fiscal quarter period for which financial statements and the related Officer’s Compliance Certificate have been delivered pursuant to Sections 8.1(a) or (b) and 8.2(a) (or in the case of any Incremental Term Loan, the proceeds of which will finance a substantially concurrent Limited Condition Acquisition, as of the LCA Test Date), to exceed 4.00 to 1.00 (in each case, as demonstrated by Centuri in a written certification to the Administrative Agent), (B) any such request for an increase shall be in a minimum amount of $5,000,000 (or C$5,000,000) for any Incremental Term Loan and $5,000,000 for any Incremental Revolving Credit Facility Increase or, if less, the remaining amount permitted pursuant to the foregoing clause (A) and (C) no Lender will be required or otherwise obligated to provide any portion of such Incremental Increase. Incremental Term Loans may be made to the US Borrowers in Dollars or to the Canadian Borrowers in Canadian Dollars. Unless the applicable Borrower otherwise notifies the Administrative Agent, if all or any portion of any Incremental Increases or Incremental Equivalent Indebtedness would be permitted under clause (A)(2) above on the applicable date of incurrence, such Incremental Increases or Incremental Equivalent Indebtedness (or the relevant portion thereof) shall be deemed to have been incurred in reliance on clause (A)(2) above prior to the utilization of any amount available under clause (A)(1) above.
(ii)Incremental Lenders. Each notice from the applicable Borrower pursuant to this Section shall set forth the requested amount, currency and proposed terms of the relevant Incremental Increase. Incremental Increases may be provided by any existing Lender or by any other Persons (an “Incremental Lender”); provided that the Administrative Agent, each Issuing Lender and/or each Swingline Lender, as applicable, shall have consented (not to be unreasonably withheld, conditioned or delayed) to such Incremental Lender’s providing such Incremental Increases to the extent any such consent would be required under Section 12.9(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Incremental Lender. At the time of sending such notice, the applicable Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Incremental Lender is requested to respond, which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the proposed Incremental Lenders (or such shorter period as may be approved by the Administrative Agent). Each proposed Incremental Lender may elect or decline, in its sole discretion, and shall notify the Administrative Agent within such time period whether it agrees, to provide an Incremental Increase and, if so, whether by an amount equal to, greater than or less than requested. Any Person not responding within such time period shall be deemed to have declined to provide an Incremental Increase.
(iii)Increase Effective Date and Allocations. The Administrative Agent and the applicable Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such Incremental Increase (limited in the case of the Incremental Lenders to their own respective allocations thereof). The Administrative Agent shall promptly notify the applicable Borrower and the Incremental Lenders of the final allocation of such Incremental Increases and the Increase Effective Date.
(iv)Terms of Incremental Increases. The terms of each Incremental Increase (which shall be set forth in the relevant Incremental Amendment) shall be determined by the applicable Borrowers and the applicable Incremental Lenders; provided that:
(1)in the case of each Incremental Term Loan (the terms of which shall be set forth in the relevant Incremental Amendment):
(a)the maturity of any such Incremental Term Loan shall not be earlier than the then the latest scheduled maturity date of the Loans and Commitments in effect as of the Increase Effective Date and the Weighted Average Life to Maturity of any such Incremental Term Loan shall not be shorter than the remaining Weighted Average Life to Maturity of such latest maturing Term Loans; provided that the restrictions of this clause (A) shall not apply to the extent such Incremental Term Loan constitutes a customary bridge or similar facility that is to be automatically converted or exchanged into notes or other permitted Indebtedness that otherwise would satisfy this clause (A) so long as such conversion or

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exchange is subject only to conditions customary for similar conversions and exchanges and the applicable Borrower irrevocably agrees at the time of incurrence thereof to take all actions necessary to convert or exchange such Incremental Term Loan);
(b)the All-In Yield and pricing grid, if applicable, for such Incremental Term Loan shall be determined by the applicable Incremental Lenders and the applicable Borrower on the applicable Increase Effective Date; provided that if the All-In Yield in respect of any Incremental Term Loan incurred on or prior to the date that is six (6) months after the Closing Date exceeds the All-In Yield for the Initial Term Loan (as reasonably determined by the Administrative Agent) by more than 0.50%, then the Applicable Margin for the Initial Term Loan shall be increased so that the All-In Yield in respect of such Initial Term Loan is equal to the All-In Yield for such Incremental Term Loan minus 0.50% (determined at each level of each applicable pricing grid);
(c)any mandatory prepayment (other than scheduled amortization payments) of each Incremental Term Loan shall be made on a pro rata basis with all then existing Term Loans, except that the applicable Borrower and the Incremental Lenders in respect of such Incremental Term Loan may, in their sole discretion, elect to prepay or receive, as applicable, any prepayments on a less than pro rata basis (but not on a greater than pro rata basis); and
(d)except as provided above, all other terms and conditions applicable to any Incremental Term Loan shall be consistent with the terms and conditions of the Initial Term Loan or otherwise reasonably satisfactory to the Administrative Agent and the applicable Borrower (provided that such other terms and conditions, taken as a whole, shall not be more favorable to the Lenders under any Incremental Term Loans than such other terms and conditions, taken as a whole, under the Initial Term Loans);
(2)in the case of each Incremental Revolving Credit Facility Increase (the terms of which shall be set forth in the relevant Incremental Amendment):
(a)Revolving Credit Loans made with respect to the Incremental Revolving Credit Facility Increase shall mature on the Revolving Credit Maturity Date and shall bear interest at the rate applicable to the Revolving Credit Loans;
(B)    the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations will be reallocated by the Administrative Agent on the applicable Increase Effective Date among the Revolving Credit Lenders (including the Incremental Lenders providing such Incremental Revolving Credit Facility Increase) in accordance with their revised Revolving Credit Commitment Percentages (and the Revolving Credit Lenders (including the Incremental Lenders providing such Incremental Revolving Credit Facility Increase) agree to make all payments and adjustments necessary to effect such reallocation and the applicable Borrower shall pay any and all costs required pursuant to Section 5.9 in connection with such reallocation as if such reallocation were a repayment); and
(C)    except as provided above, all of the other terms and conditions applicable to such Incremental Revolving Credit Facility Increase shall, except to the extent otherwise provided in this Section 5.13, be identical to the terms and conditions applicable to the Revolving Credit Facility, including the Applicable Margin and unused fees (but may have different upfront fees);
(3)each Incremental Increase shall constitute US Obligations of the US Borrowers or Canadian Obligations of the Canadian Borrowers, as applicable, and shall be secured and guaranteed with the other Extensions of Credit on a pari passu basis; and
(4)any Incremental Lender with an Incremental Revolving Credit Facility Increase shall be entitled to the same voting rights as the existing Revolving Credit Lenders under the

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Revolving Credit Facility and any Extensions of Credit made in connection with each Incremental Revolving Credit Facility Increase shall receive proceeds of prepayments on the same basis as the other Revolving Credit Loans made hereunder.
(v)Conditions to Effectiveness of Incremental Increases. Any Incremental Increase shall become effective as of such Increase Effective Date and shall be subject to the following conditions precedent, which, in the case of an Incremental Term Loan incurred solely to finance a substantially concurrent Limited Condition Acquisition, shall be subject to Section 1.12:
(1)no Default or Event of Default shall exist on such Increase Effective Date immediately prior to or after giving effect to (A) such Incremental Increase or (B) the making of any Extensions of Credit pursuant thereto;
(2)all of the representations and warranties set forth in Article VII shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of such Increase Effective Date, or if such representation speaks as of an earlier date, as of such earlier date;
(3)the Administrative Agent shall have received from Centuri, an Officer’s Compliance Certificate demonstrating that the Consolidated Companies are in pro forma compliance with the financial covenants set forth in Section 9.13 (based on the financial statements most recently delivered pursuant to Section 8.1) after giving effect to such Incremental Increase (assuming that the entire applicable Incremental Term Loan and/or Incremental Revolving Credit Facility Increase is fully funded on the effective date thereof) and any Permitted Acquisition, refinancing of Indebtedness or other event consummated in connection therewith giving rise to a Pro Forma Basis adjustment;
(4)the Credit Parties shall have executed an Incremental Amendment in form and substance reasonably acceptable to the applicable Borrower and the applicable Incremental Lenders; and
(5)the Administrative Agent shall have received from the applicable Borrower, any customary legal opinions or other documents (including a resolution duly adopted by the board of directors (or equivalent governing body) of each Credit Party authorizing such Incremental Increase), and other documents reasonably requested by Administrative Agent in connection with such Incremental Increase.
(vi)Incremental Amendments. Each such Incremental Increase shall be effected pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Credit Parties, the Administrative Agent and the applicable Incremental Lenders, which Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 5.13;
(vii)Conflicting Provisions. This Section shall supersede any provisions in Section 5.6 or 12.2 to the contrary.
SECTION 5.14 Cash Collateral. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent, any Issuing Lender (with a copy to the Administrative Agent) or any Swingline Lender (with a copy to the Administrative Agent), the Borrowers shall Cash Collateralize the Fronting Exposure of such Issuing Lender and/or such Swingline Lender, as applicable, with respect to such Defaulting Lender (determined after giving effect to Section 5.15(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount.
(i)Grant of Security Interest. Each Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of each Issuing Lender and each Swingline Lender, and agrees to maintain, a first priority security interest in all such Cash

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Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swingline Loans, to be applied pursuant to subsection (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent, each Issuing Lender and each Swingline Lender as herein provided (other than Permitted Liens in favor of a depository bank), or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrowers will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).
(ii)Application. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, Cash Collateral provided under this Section 5.14 or Section 5.15 in respect of Letters of Credit and Swingline Loans shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swingline Loans (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(iii)Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of any Issuing Lender and/or any Swingline Lender, as applicable, shall no longer be required to be held as Cash Collateral pursuant to this Section 5.14 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent, the Issuing Lenders and the Swingline Lenders that there exists excess Cash Collateral; provided that, subject to Section 5.15, the Person providing Cash Collateral, the Issuing Lenders and the Swingline Lenders may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations.
SECTION 5.15 Defaulting Lenders.
(i)Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:
(1)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Required Lenders”, “Required Revolving Credit Lenders” or “Required Term Loan Lenders” and Section 12.2.
(2)Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article X or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lenders or the Swingline Lenders hereunder; third, to Cash Collateralize the Fronting Exposure of the Issuing Lenders and the Swingline Lenders with respect to such Defaulting Lender in accordance with Section 5.14; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and funded participations under this Agreement and (B) Cash Collateralize the Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit and Swingline Loans issued under this Agreement, in accordance with Section 5.14; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lenders or the Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Lender or any Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts

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owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or funded participations in Letters of Credit or Swingline Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit or Swingline Loans were issued at a time when the conditions set forth in Section 6.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Letters of Credit or Swingline Loans owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Letters of Credit or Swingline Loans owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Revolving Credit Commitments under the applicable Revolving Credit Facility without giving effect to Section 5.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 5.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(3)Certain Fees.
(a)No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(b)Each Defaulting Lender shall be entitled to receive letter of credit commissions pursuant to Section 3.3 for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Credit Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 5.14.
(c)With respect to any Commitment Fee or letter of credit commission not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrowers shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to each applicable Issuing Lender and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee.
(4)Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Credit Commitment Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that (x) the conditions set forth in Section 6.2 are satisfied at the time of such reallocation (and, unless the Borrowers shall have otherwise notified the Administrative Agent at such time, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

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(5)Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, repay Swingline Loans in an amount equal to the Swingline Lenders’ Fronting Exposure and (y) second, Cash Collateralize the Issuing Lenders’ Fronting Exposure in accordance with the procedures set forth in Section 5.14.
(ii)Defaulting Lender Cure. If the Borrowers, the Administrative Agent, the Issuing Lenders and the Swingline Lenders agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments under the applicable Credit Facility (without giving effect to Section 5.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
SECTION 5.16 Centuri as Agent for the Borrowers; Nature of Obligations.
(i)Each Borrower hereby irrevocably appoints and authorizes Centuri (a) to provide the Administrative Agent with all notices with respect to Loans obtained for the benefit of such Borrower and all other notices and instructions under this Agreement, (b) to take such action on behalf of such Borrower as Centuri deems appropriate on its behalf to such Borrower Loans or Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement and (c) to act as its agent for service of process and notices required to be delivered under this Agreement or the other Loan Documents, it being understood and agreed that receipt by Centuri of any summons, notice or other similar item shall be deemed effective receipt by the Consolidated Companies.
(ii)Notwithstanding anything to contrary contained in the Loan Documents, (a) the US Borrowers shall be jointly and severally liable for all Obligations and (b) the Canadian Borrowers shall be jointly and severally liable for all Canadian Obligations, but in no event shall any Canadian Borrower have any obligation with respect to the US Obligations. In the event of any conflict or inconsistency between this Section 5.16(b) and any other provision of any Loan Document, this Section 5.16(b) shall control.
SECTION 5.17 Additional Borrowers. Subject to Section 8.14, Centuri may at any time, upon not less than fifteen (15) Business Days’ notice from Centuri to the Administrative Agent and the Lenders (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), request that a Wholly-Owned US Subsidiary or Wholly-Owned Canadian Subsidiary (each, an “Applicant Borrower”) be designated as an Additional Borrower to receive Loans and request Letters of Credit hereunder by delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each Lender) a duly executed notice and agreement in substantially the form of Exhibit I (an “Additional Borrower Request and Assumption Agreement”); provided that no US Subsidiary or Canadian Subsidiary may be designated as an Additional Borrower without the consent of each Revolving Credit Lender unless such US Subsidiary or Canadian Subsidiary is already a US Subsidiary Guarantor or Canadian Subsidiary Guarantor, as applicable. The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the Credit Facilities, the Administrative Agent and the Lenders shall have received such supporting Security Documents, supplements to the Loan Documents, resolutions, incumbency certificates, opinions of counsel, all documentation and other information in order to comply with requirements of any Anti-Money Laundering Laws including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations, Beneficial Ownership Certification and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent or the Lenders in their sole discretion, and Notes signed by such new Borrowers to the extent any Lenders so require. If the Administrative Agent and the Lenders agree that an Applicant Borrower shall be entitled to receive Loans and request Letters of Credit hereunder, then promptly following

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receipt of all such requested documents and information described above, the Administrative Agent shall send a notice in substantially the form of Exhibit J (an “Additional Borrower Notice”) to Centuri and the Lenders specifying the effective date upon which the Applicant Borrower shall constitute an Additional Borrower for purposes hereof, whereupon each of the Lenders agrees to permit such Additional Borrower to receive Loans and request Letters of Credit hereunder, on the terms and conditions set forth herein, and each of the parties agrees that such Additional Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided that no Notice of Borrowing or Letter of Credit Application may be submitted by or on behalf of such Additional Borrower until the date five (5) Business Days after such effective date.
SECTION 5.18 Refinancing Facilities.
(i)The Borrowers may by written notice to the Administrative Agent elect to request the establishment of (i) one or more additional tranches or Classes of term loans under this Agreement (“Refinancing Term Loans”) or one or more series of debt securities (“Refinancing Notes”), which refinance, renew, replace, defease or refund (collectively, “Refinance”) one or more Classes of Term Loans under this Agreement or (ii) one or more additional revolving facilities under this Agreement providing for revolving commitments (“Refinancing Revolving Credit Commitments” and the revolving loans thereunder, “Refinancing Revolving Loans”) which Refinances one or more Classes of Revolving Credit Commitments (and Revolving Credit Loans thereunder) under this Agreement; provided that:
(1)no Default or Event of Default has occurred and is continuing or would result therefrom;
(2)the principal amount of such Refinancing Debt or Refinancing Revolving Credit Commitments may not exceed the aggregate principal amount of the Term Loans or Revolving Credit Commitments being Refinanced plus accrued and unpaid interest thereon, any prepayment premiums applicable thereto and reasonable fees and expenses incurred in connection therewith;
(3)the final maturity date of such Refinancing Debt or Refinancing Revolving Credit Commitments shall not be earlier than the maturity date of the Term Loans (or, in the case of any unsecured or junior lien Refinancing Debt, no earlier than the date that is 91 days after the latest final maturity date of the Term Loans existing at the time of such refinancing or replacement) or Revolving Credit Commitments being Refinanced, and the Weighted Average Life to Maturity of such Refinancing Debt shall be no earlier than the then remaining Weighted Average Life to Maturity of each Class of Term Loans being refinanced;
(4)the other terms and conditions of such Refinancing Debt or Refinancing Revolving Credit Commitments (except as otherwise provided in clause (iii) above and with respect to pricing, interest rate margins, premiums, discounts, fees, rate floors and optional prepayment or redemption terms), taken as a whole shall (as reasonably determined by the Borrowers) be substantially similar to, or (taken as a whole) not materially less favorable to the Borrowers and their respective Subsidiaries than, the terms, taken as a whole, applicable to Term Loans or Revolving Credit Commitments being Refinanced, except to the extent such covenants and other terms apply solely to any period after the latest final Term Loan Maturity Date or Revolving Credit Maturity Date of the Term Loans and/or Revolving Credit Commitments being Refinanced (or, in the case of any unsecured or junior lien Refinancing Debt, after the date that is 91 days after such latest final Term Loan Maturity Date or Revolving Credit Maturity Date);
(5)the proceeds of such Refinancing Debt, Refinancing Revolving Credit Commitments or Refinancing Revolving Loans shall be applied, concurrently or substantially concurrently with the incurrence thereof (in accordance with Section 4.4(b)(i)), solely to the repayment of the outstanding amount of one or more Classes of Term Loans or permanently reduce one or more Classes of Revolving Credit Commitments and Revolving Credit Loans, as the case may be, being Refinanced thereby;
(6)each Class of Refinancing Term Loans or Refinancing Revolving Credit Commitments shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in

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excess thereof (or such other amount necessary to repay or replace any Class of outstanding Term Loans or Refinancing Revolving Credit Commitments in full);
(7)no Subsidiary that is not also a Subsidiary Guarantor may be a borrower or a guarantor with respect to such Refinancing Debt, Refinancing Revolving Credit Commitments and/or Refinancing Revolving Loans;
(8)Refinancing Debt, Refinancing Revolving Credit Commitments and/or Refinancing Revolving Loans may be unsecured or may only be secured by the Collateral and may rank pari passu or junior in right of payment and/or security with the remaining Revolving Credit Commitments, Revolving Credit Loans and/or Term Loans, so long as the holders of any Refinancing Debt, Refinancing Revolving Credit Commitments and/or Refinancing Revolving Loans that are junior in right of payment and/or security are subject to an Acceptable Intercreditor Agreement;
(9)such Refinancing Debt or Refinancing Revolving Credit Commitments shall not be secured by any asset of the Borrowers and their respective Subsidiaries other than the Collateral;
(10)in the case of any Refinancing Revolving Credit Commitments, substantially concurrently with the effectiveness thereof, all the Revolving Credit Commitments then in effect shall be terminated, and all the Revolving Credit Loans then outstanding, together with all interest thereon, and all other amounts accrued for the benefit of the Revolving Credit Lenders, shall be repaid or paid (it being understood, however, that any Letters of Credit may continue to be outstanding hereunder), and the aggregate amount of such Refinancing Revolving Credit Commitments does not exceed the aggregate amount of the Revolving Credit Commitments so terminated; and
(11)any mandatory prepayment requirements, in the case of any Refinancing Term Loans, may provide that such Refinancing Term Loans may participate in any mandatory prepayment on a pro rata basis with any Class of existing Term Loans, but may not provide for prepayment requirements that are more favorable to the Lenders holding such Refinancing Term Loans than to the Lenders holding such Class of Term Loans.
(ii)Each such notice shall specify the date (each, a “Refinancing Effective Date”) on which the applicable Borrower proposes that the Refinancing Debt be made or the Refinancing Revolving Credit Commitments shall become effective, which shall be a date not less than three (3) Business Days (or such shorter period as may be agreed to by the Administrative Agent) after the date on which such notice is delivered to the Administrative Agent.
(iii)The Borrowers may approach any Lender or any other Person that would be an Eligible Assignee of the applicable Class of Loans or Commitments pursuant to Section 12.9(b) to provide all or a portion of the Refinancing Term Loans or Refinancing Revolving Credit Commitments (a “Refinancing Lender”); provided that any Lender offered or approached to provide all or a portion of the Refinancing Term Loans may elect or decline, in its sole discretion, to provide a Refinancing Term Loan or Refinancing Revolving Credit Commitment, as applicable. Any Refinancing Term Loans or Refinancing Revolving Credit Commitment made on any Refinancing Effective Date shall be designated a series (a “Refinancing Series”) of Refinancing Term Loans or Refinancing Revolving Credit Commitments for all purposes of this Agreement; provided that (i) any Refinancing Term Loans may, to the extent provided in the applicable Refinancing Amendment, be designated as an increase in any previously established Refinancing Series of Refinancing Term Loans made to the applicable Borrower and (ii) any Refinancing Revolving Credit Commitments may, to the extent provided in the applicable Refinancing Amendment, be designated as an increase in any previously established Refinancing Series of Refinancing Revolving Credit Commitments.
(iv)The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 5.18 (including, for the avoidance of doubt, the payment of interest, fees, amortization or premium in respect of the Refinancing Term Loans and Refinancing Revolving Credit Commitments, and Refinancing Revolving Loans on the terms specified by the Borrowers) and hereby waive the requirements of this Agreement (including, but not limited to, Section 5.6 and Section 12.2) or any other Loan Document that

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may otherwise prohibit such Refinance or any other transaction contemplated by this Section 5.18. The Refinancing Term Loans and Refinancing Revolving Credit Commitments shall be established pursuant to an amendment to this Agreement among the applicable Borrower and the applicable Refinancing Lenders providing such Refinancing Term Loans or Refinancing Revolving Credit Commitments (a “Refinancing Amendment”) which shall be consistent with the provisions set forth in this Section 5.18. The Refinancing Notes shall be established pursuant to documentation which shall be consistent with the provisions set forth in Section 5.18(a). Each Refinancing Amendment shall be binding on the Lenders, the Administrative Agent, the Credit Parties party thereto and the other parties hereto without the consent of any other Lender (except with respect to Refinancing Revolving Credit Commitments as provided above) and the Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrowers, to effect the provisions of this Section 5.18, including in order to establish new tranches or sub-tranches in respect of the Refinancing Term Loans or Refinancing Revolving Credit Commitments and Refinancing Revolving Loans and such technical amendments as may be necessary or appropriate in connection therewith and to adjust the amortization schedule in Section 4.3(a) (insofar as such schedule relates to payments due to Lenders, the Term Loans of which are Refinanced; provided that no such amendment shall reduce the pro rata share of any such payment that would have otherwise been payable to the Lenders, the Term Loans of which are not Refinanced). The Administrative Agent shall be permitted, and is hereby authorized, to enter into such Refinancing Amendments with the Borrowers to effect the foregoing. The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of conditions as may be required by the Refinancing Lenders providing such Refinancing Amendment.
(v)If any Refinancing Revolving Credit Commitment is designated as an increase in any previously established Refinancing Revolving Credit Commitment, on the Refinancing Effective Date, subject to the satisfaction of the foregoing terms and conditions, each of the Refinancing Lenders with Refinancing Revolving Credit Commitments of such Refinancing Series shall purchase from each of the other Lenders with Refinancing Revolving Credit Commitments of such Refinancing Series, at the principal amount thereof and in the applicable currencies, such interests in the Revolving Credit Loans under such Refinancing Revolving Credit Commitments outstanding immediately prior to such Refinancing as shall be necessary in order that, after giving effect to all such assignments and purchases, the Refinancing Revolving Loans of such Refinancing Series will be held by Refinancing Lenders thereunder ratably in accordance with the percentage of the total Refinancing Revolving Credit Commitments of all Refinancing Lenders represented by each such Refinancing Lender’s Refinancing Revolving Credit Commitment. After giving effect to any Refinancing Revolving Credit Commitments, all outstanding Swingline Loans and Letters of Credit shall be participated on a pro rata basis by all Lenders with a Revolving Credit Commitment in accordance with their revised Revolving Credit Commitment Percentages.
(vi)The Administrative Agent is authorized to enter into any Acceptable Intercreditor Agreement (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements) and to take all actions (and execute all documents) required (or otherwise deemed advisable by the Administrative Agent) in connection with the incurrence by any Credit Party of any Refinancing Debt, in order to permit such Refinancing Debt to be secured by a valid, perfected lien and the parties hereto acknowledge that any Acceptable Intercreditor Agreement will be binding upon them. Each Lender (i) hereby agrees that it will be bound by and will take no actions contrary to the provisions of any Acceptable Intercreditor Agreement and (ii) hereby authorizes and instructs the Administrative Agent to enter into any Acceptable Intercreditor Agreement (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements) in connection with the incurrence by any Credit Party of any Refinancing Debt, in order to permit such Refinancing Debt to be secured by a valid, perfected lien and to subject the Liens on the Collateral securing the Secured Obligations to the provisions thereof.
(vii)Notwithstanding the terms of Sections 5.13, 5.18 and 5.19, in no event shall there be more than (i) two (2) tranches of revolving facilities in the aggregate in effect at any time (including the Revolving Credit Commitments, any Extended Revolving Credit Commitments and any Refinancing Revolving Credit Commitments) and (ii) four (4) tranches of term loans (including the Initial Term Loan, any Extended Term Loans, any Incremental Term Loans and any Refinancing Term Loans), in each case under this Agreement.

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SECTION 5.19 Amend and Extend Transactions.
(i)The Borrowers may, by written notice to the Administrative Agent from time to time, request an extension (each, an “Extension”) of the maturity date of any Class of Term Loans with a like maturity date or Revolving Credit Commitments with a like maturity date. Such notice shall (i) set forth the amount of the applicable Class of Revolving Credit Commitments and/or Term Loans that will be subject to the Extension (which shall be in a minimum amount of $25,000,000 and minimum increments of $5,000,000), (ii) set forth the date on which such Extension is requested to become effective (which shall be not less than ten (10) Business Days nor more than sixty (60) days after the date of such Extension notice (or such longer or shorter periods as the Administrative Agent shall agree in its sole discretion)) and (iii) identify the relevant Class of Revolving Credit Commitments and/or Term Loans to which such Extension relates. Each Lender of the applicable Class shall be offered (an “Extension Offer”) an opportunity to participate in such Extension on a pro rata basis and on the same terms and conditions as each other Lender of such Class pursuant to procedures established by, or reasonably acceptable to, the Administrative Agent and the Borrowers; provided that no Lender will be required or otherwise obligated to participate in such Extension. If the aggregate principal amount of Revolving Credit Commitments or Term Loans in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Revolving Credit Commitments or Term Loans, as applicable, subject to the Extension Offer as set forth in the Extension notice, then the Revolving Credit Commitments or Term Loans, as applicable, of Lenders of the applicable Class shall be extended ratably up to such maximum amount based on the respective principal amounts with respect to which such Lenders have accepted such Extension Offer.
(ii)The following shall be conditions precedent to the effectiveness of any Extension: (i) no Default or Event of Default shall have occurred and be continuing immediately prior to and immediately after giving effect to such Extension, (ii) the representations and warranties set forth in Article VII and in each other Loan Document shall be deemed to be made and shall be true and correct in all material respects on and as of the effective date of such Extension, (iii) the Issuing Lenders and the Swingline Lender shall have consented to any Extension of the Revolving Credit Commitments, to the extent that such Extension provides for the issuance or extension of Letters of Credit or making of Swingline Loans at any time during the extended period and (iv) the terms of such Extended Revolving Credit Commitments and Extended Term Loans shall comply with paragraph (c) of this Section.
(iii)The terms of each Extension shall be determined by the Borrowers and the applicable extending Lenders and set forth in an Extension Amendment; provided that (i) the final maturity date of any Extended Revolving Credit Commitment or Extended Term Loan shall be no earlier than the Revolving Credit Maturity Date or the Term Loan Maturity Date, respectively, (ii)(A) there shall be no scheduled amortization of the loans or reductions of commitments under any Extended Revolving Credit Commitments and (B) the Weighted Average Life to Maturity of the Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the existing Term Loans, (iii) the Extended Revolving Credit Loans and the Extended Term Loans will rank pari passu in right of payment and with respect to security with the existing Revolving Credit Loans and the existing Term Loans and the borrower and guarantors of the Extended Revolving Credit Commitments or Extended Term Loans, as applicable, shall be the same as the Borrowers and Subsidiary Guarantors with respect to the existing Revolving Credit Loans or Term Loans, as applicable, (iv) the interest rate margin, rate floors, fees, original issue discount and premium applicable to any Extended Revolving Credit Commitment (and the Extended Revolving Credit Loans thereunder) and Extended Term Loans shall be determined by the Borrowers and the applicable extending Lenders, (v)(A) the Extended Term Loans may participate on a pro rata or less than pro rata (but not greater than pro rata) basis in mandatory prepayments with the other Term Loans and (B) borrowing and prepayment of Extended Revolving Credit Loans, or reductions of Extended Revolving Credit Commitments, and participation in Letters of Credit and Swingline Loans, shall be on a pro rata basis with the other Revolving Credit Loans or Revolving Credit Commitments (other than upon the maturity of the non-extended Revolving Credit Loans and Revolving Credit Commitments) and (vi) the terms of the Extended Revolving Credit Commitments or Extended Term Loans, as applicable, shall be substantially identical to the terms set forth herein (except as set forth in clauses (i) through (v) above).
(iv)In connection with any Extension, the Borrowers, the Administrative Agent and each applicable extending Lender shall execute and deliver to the Administrative Agent an Extension Amendment and such other documentation as the Administrative Agent shall reasonably specify to evidence the Extension. The

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Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension. Any Extension Amendment may, without the consent of any other Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to implement the terms of any such Extension, including any amendments necessary to establish Extended Revolving Credit Commitments or Extended Term Loans as a new Class or tranche of Revolving Credit Commitments or Term Loans, as applicable, and such other technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrowers in connection with the establishment of such new Class or tranche (including to preserve the pro rata treatment of the extended and non-extended Classes or tranches and to provide for the reallocation of Revolving Credit Exposure upon the expiration or termination of the commitments under any Class or tranche), in each case on terms consistent with this section.
(v)Notwithstanding the terms of Sections 5.13, 5.18 and 5.19, in no event shall there be more than (i) two (2) tranches of revolving facilities in the aggregate in effect at any time (including the Revolving Credit Commitments, any Extended Revolving Credit Commitments and any Refinancing Revolving Credit Commitments) and (ii) four (4) tranches of term loans (including the Initial Term Loan, any Extended Term Loans, any Incremental Term Loans and any Refinancing Term Loans), in each case under this Agreement.
ARTICLE 6

CONDITIONS OF CLOSING AND BORROWING
SECTION 6.1 Conditions to Closing and Initial Extensions of Credit. The obligation of the Lenders to close this Agreement and to make the initial Loans or issue or participate in the initial Letter of Credit, if any, on the Closing Date is subject to the satisfaction of each of the following conditions:
(i)Executed Loan Documents. This Agreement, a US Revolving Credit Note and a Canadian Revolving Credit Note in favor of each Revolving Credit Lender requesting a US Revolving Credit Note and a Canadian Revolving Credit Note, a US Term Loan Note and a Canadian Term Loan Note in favor of each Term Loan Lender requesting a US Term Loan Note, a US Swingline Note in favor of the Swingline Lender and a Canadian Swingline Note in favor of the Swingline Lender (in each case, if requested thereby), the Security Documents and the Guaranty Agreements, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect.
(ii)Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:
(1)Officer’s Certificate. A certificate from a Responsible Officer of Centuri to the effect that (A) all representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects); provided that the only representations and warranties under this Agreement or any other Loan Document the accuracy of which shall be a condition to the availability of the initial Extensions of Credit on the Closing Date shall be the Specified Representations; (B) the condition set forth in Section 6.1(f)(iv) is satisfied; (C) attached thereto is a true and correct copy of the Drum Merger Agreement as in effect on the Closing Date; and (D)  each of the Credit Parties, as applicable, has satisfied each of the conditions set forth in Section 6.1 and Section 6.2.
(2)Officer’s Certificate of each Credit Party. A certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and all amendments thereto, and in the case of the US Credit Parties only, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Credit Party as in effect on the Closing Date,

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(C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) with respect to the US Credit Parties only, each certificate required to be delivered pursuant to Section 6.1(b)(iii).
(3)Certificates of Good Standing. Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable.
(4)Opinions of Counsel. Opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents and such other matters as the Administrative Agent shall reasonably request (which such opinions shall expressly permit reliance by permitted successors and assigns of the addressees thereof).
(iii)Personal Property Collateral.
(1)Filings and Recordings. The Administrative Agent shall have received all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of the US Secured Parties and the Canadian Secured Parties in the Collateral and the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens thereon (subject to Permitted Liens).
(2)Pledged Collateral. The Administrative Agent shall have received, subject to Section 8.19, (A) original stock certificates or other certificates evidencing the certificated Equity Interests pledged pursuant to the Security Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Security Documents together with an undated allonge for each such promissory note duly executed in blank by the holder thereof.
(3)Lien Search. The Administrative Agent shall have received the results of customary Lien searches (including UCC and PPSA searches and a search as to bankruptcy, tax and intellectual property matters as applicable), in form and substance reasonably satisfactory thereto, made against the Credit Parties, indicating among other things that the assets of each such Credit Party are free and clear of any Lien (except for Permitted Liens).
(iv)[Intentionally Omitted].
(v)Financial Matters.
(1)Financial Statements. The Agents shall have received (A) the audited Consolidated balance sheet of Centuri and its Subsidiaries for the Fiscal Year ended on December 31, 2020 and the related audited statements of income and retained earnings and cash flows for each such Fiscal Year, (B) an unaudited Consolidated balance sheet of Centuri and its Subsidiaries for the fiscal quarter ended on June 30, 2021 and related statements of operations for the six-month period then ended and such financial statements described in this clause (B) are publicly available, (C) unaudited Consolidated balance sheets and the related Consolidated statements of income and cash flows of Centuri and its Subsidiaries for each interim fiscal quarter ended after June 30, 2021 and at least 45 days prior to the Closing Date, (D) the audited Consolidated balance sheet of Drum and its Subsidiaries for the fiscal years ended December 31, 2020 and December 31, 2019 and the related audited statements of income and retained earnings and cash flows for each such fiscal year, (E) an unaudited Consolidated balance sheet of Drum and its Subsidiaries for the fiscal quarter ended on June 30, 2021 and related statements of operations for the six-month period then ended and (F) unaudited Consolidated balance sheets and the related Consolidated statements of income and cash flows of Drum and its Subsidiaries for each interim fiscal quarter ended after June 30, 2021 and at least 45 days prior to the Closing Date.

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(2)Financial Condition/Solvency Certificate. Centuri shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by the chief financial officer of Centuri, that (A) after giving effect to the Transactions, Centuri and its Subsidiaries, on a Consolidated basis, are Solvent and (B) the financial projections previously delivered to the Agents represent the good faith estimates (utilizing reasonable assumptions) of the financial condition and operations of the Consolidated Companies.
(3)Payment at Closing. If an invoice has been provided to Centuri not less than two (2) Business Days prior to the Closing Date, the Borrowers shall have paid or made arrangements to pay contemporaneously with closing (A) to the Administrative Agent, the Arrangers and the Lenders the fees set forth or referenced in Section 5.3 and any other accrued and unpaid fees or commissions due hereunder, (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between Centuri and the Administrative Agent) and (C) to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.
(vi)Drum Acquisition.
(1)Consummation of the Drum Acquisition. The Drum Acquisition (including the payment of all amounts due and payable in connection with the consummation of the Drum Acquisition) shall be, or shall have been, consummated in accordance with the Drum Merger Agreement without giving effect to any waivers, modifications, or consents thereof that are materially adverse to the Lenders (as reasonably determined by the Agents) unless such waivers, modifications, or consents are approved in writing by the Agents.
(2)Drum Merger Agreement. The Arrangers shall have received true, correct and fully executed copies of the Drum Merger Agreement.
(3)Drum Acquisition Representations and Warranties. Each of the representations made by Drum or any of its Subsidiaries or Affiliates or with respect to Drum or its Subsidiaries or its business in the Drum Merger Agreement that are material to the interests of the Lenders are accurate in all material respects (or if qualified by materiality or reference to material adverse effect, in all respects), but only to the extent that in the event of an inaccuracy with respect to, or a breach of, such representations Centuri or its Affiliates have the right to terminate their respective obligations under the Drum Merger Agreement or otherwise decline to close the Drum Acquisition.
(4)No Drum Material Adverse Effect. Since the date of the Drum Merger Agreement, there shall not have occurred a Drum Material Adverse Effect or any event or condition that could reasonably be expected to have a Drum Material Adverse Effect.
(vii)Miscellaneous.
(1)Notice of Account Designation. The Administrative Agent shall have received a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on or after the Closing Date are to be disbursed.
(2)Existing Indebtedness. (A) All amounts due or outstanding in respect of the Existing Credit Agreement shall have been (or substantially simultaneously with the Closing Date shall be) refinanced in full and (B) all existing Indebtedness of Drum and its Subsidiaries (other than such Indebtedness that is expressly permitted to remain outstanding pursuant to the Drum Merger Agreement and permitted by Section 9.1(c)) shall be repaid in full, all commitments (if any) in respect thereof shall have been terminated and all guarantees therefor and security therefor shall be released, in each case prior to or substantially concurrently with the initial Extensions of Credit

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hereunder and the Administrative Agent shall have received pay-off letters in form and substance satisfactory to it evidencing such repayment, termination and release.
(3)PATRIOT Act, etc. To the extent requested by the Agents or any Lender at least ten (10) Business Days prior to the Closing Date, (A) the Agents and the Lenders shall have received, at least five Business Days prior to the Closing Date (or such shorter period as the Administrative Agent may agree), all documentation and other information requested by the Agents or any Lender in order to comply with requirements of any Anti-Money Laundering Laws including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations and (B) the Borrowers shall have delivered to the Agents, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that such Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations), in each case at least five (5) Business Days prior to the Closing Date.
(4)Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement.
Without limiting the generality of the provisions of Section 11.3(c), for purposes of determining compliance with the conditions specified in this Section 6.1, the Administrative Agent and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
SECTION 6.2 Conditions to All Extensions of Credit. Subject to Section 5.13 and Section 1.12 solely with respect to any Incremental Term Loan incurred to finance a substantially concurrent Limited Condition Acquisition, the obligations of the Lenders to make or participate in any Extensions of Credit (including the initial Extension of Credit), convert or continue any Loan and/or any Issuing Lender to issue or extend any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing, continuation, conversion, issuance or extension date:
(i)Continuation of Representations and Warranties. The representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of such borrowing, continuation, conversion, issuance or extension date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date); provided that that the only representations and warranties the accuracy of which shall be a condition to the availability of the initial Extensions of Credit on the Closing Date shall be the Specified Representations.
(ii)No Existing Default. Except with respect to the initial Extensions of Credit on the Closing Date, no Default or Event of Default shall have occurred and be continuing (i) on the borrowing, continuation or conversion date with respect to such Loan or after giving effect to the Loans to be made, continued or converted on such date or (ii) on the issuance or extension date with respect to such Letter of Credit or after giving effect to the issuance or extension of such Letter of Credit on such date.
(iii)Notices. The Administrative Agent shall have received a Notice of Borrowing, Letter of Credit Application, or Notice of Conversion/Continuation, as applicable, from the applicable Borrower in accordance with Section 2.3(a), Section 3.2, Section 4.2 or Section 5.2, as applicable.
(iv)New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) no Swingline Lender shall be required to fund any Swingline Loans unless it is satisfied that it will have no

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Fronting Exposure after giving effect to such Swingline Loan and (ii) no Issuing Lender shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.
Each Notice of Borrowing, Letter of Credit Application, as applicable, submitted by the Borrowers shall be deemed to be a representation and warranty that the conditions specified in Sections 6.2(a) and (b) have been satisfied on and as of the date of the applicable Extension of Credit.

ARTICLE 7

REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES
To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders both immediately before and after giving effect to the transactions contemplated hereunder, which representations and warranties shall be deemed made on the Closing Date and as otherwise set forth in Section 6.2, that:
SECTION 7.1 Organization; Power; Qualification. Each Credit Party and each Subsidiary thereof (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has the power and authority to own its Properties and to carry on its business as now being conducted and (c) is duly qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification and authorization, in the case of this clause (c), except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect. The jurisdictions in which each Credit Party and each Subsidiary thereof are organized and qualified to do business as of the Closing Date are described on Schedule 7.1. No Credit Party nor any Subsidiary thereof is an Affected Financial Institution.
SECTION 7.2 Ownership. Each Subsidiary of each Credit Party as of the Closing Date is listed on Schedule 7.2. As of the Closing Date, the capitalization of each Credit Party and its Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 7.2. All outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable and not subject to any preemptive or similar rights, except as described in Schedule 7.2. As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or require the issuance of Equity Interests of any Credit Party or any Subsidiary thereof, except as described on Schedule 7.2.
SECTION 7.3 Authorization; Enforceability. Each Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of each Credit Party that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each Credit Party that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state, provincial, or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
SECTION 7.4 Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by each Credit Party of the Loan Documents to which each such Credit Party is a party, in accordance with their respective terms, the Extensions of Credit hereunder and the transactions contemplated hereby or thereby do not and will not, by the passage of time, the giving of notice or otherwise, (a) require any Governmental Approval or violate any Applicable Law relating to any Credit Party or any Subsidiary thereof where the failure to obtain such Governmental Approval or such violation could reasonably be expected to have a Material Adverse Effect, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Credit Party or any Subsidiary thereof, (c) conflict with, result in a breach of or constitute a default under any

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indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens or (e) other than filings or consents which have been obtained and remain in effect, require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement other than consents, authorizations, filings or other acts or consents for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
SECTION 7.5 Compliance with Law; Governmental Approvals. Each Credit Party and each Subsidiary thereof (a) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to its knowledge, threatened in writing attack by direct or collateral proceeding, (b) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its properties and (c) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law except in each case (a), (b) or (c) where the failure to have, comply or file could not reasonably be expected to have a Material Adverse Effect.
SECTION 7.6 Tax Returns and Payments. Each Credit Party and each Subsidiary thereof has duly filed or caused to be filed all federal, state, provincial, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, provincial, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable (other than (a) where the failure to file, pay, or make provision could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (b) any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Credit Party). Such returns accurately reflect in all material respects all liability for taxes of any Credit Party or any Subsidiary thereof for the periods covered thereby. As of the Closing Date, except as set forth on Schedule 7.6, there is no ongoing audit or examination or, to its knowledge, other investigation by any Governmental Authority of the tax liability of any Credit Party or any Subsidiary thereof. No Governmental Authority has asserted any Lien or other claim against any Credit Party or any Subsidiary thereof with respect to unpaid taxes which has not been discharged or resolved (other than (a) any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Credit Party or (b) Permitted Liens). The charges, accruals and reserves on the books of each Credit Party and each Subsidiary thereof in respect of federal, state, provincial, local and other taxes for all Fiscal Years and portions thereof since the organization of any Credit Party or any Subsidiary thereof are in the judgment of the Borrowers adequate, and the Borrowers do not anticipate any additional taxes or assessments for any of such years.
SECTION 7.7 Intellectual Property Matters. Each Credit Party and each Subsidiary thereof owns or possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, service mark, service mark rights, trade names, trade name rights, copyrights and other rights with respect to the foregoing which are reasonably necessary to conduct its business, except where the failure to own or possess such rights could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and no Credit Party nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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SECTION 7.8 Environmental Matters. Except where the failure of any of the following representations to be correct could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:
(i)the properties owned, leased or operated by each Credit Party and each Subsidiary thereof do not contain, and to their knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which constitute or constituted a violation of applicable Environmental Laws and, to their knowledge, the properties owned, leased or operated by each Credit Party and each Subsidiary thereof in the past do not contain and have not previously contained any Hazardous Materials in amounts or concentrations which constituted a violation of applicable Environmental Laws;
(ii)each Credit Party and each Subsidiary thereof and such properties owned, leased or operated by such Credit Party or such Subsidiary and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could interfere with the continued operation of such properties or impair the fair saleable value thereof;
(iii)no Credit Party nor any Subsidiary thereof has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters, Hazardous Materials, or compliance with Environmental Laws, nor does any Credit Party or any Subsidiary thereof have knowledge or reason to believe that any such notice will be received or is being threatened;
(iv)to the knowledge of each Credit Party and each Subsidiary thereof, Hazardous Materials have not been transported or disposed of to or from the properties owned, leased or operated by any Credit Party or any Subsidiary thereof in violation of, or in a manner or to a location which could give rise to liability under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws;
(v)no judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrowers, threatened in writing, under any Environmental Law to which any Credit Party or any Subsidiary thereof is or will be named as a potentially responsible party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any applicable Environmental Law with respect to any Credit Party, any Subsidiary thereof or such properties or such operations; and
(vi)there has been no release, or to the best of each Borrower’s knowledge, threat of release, of Hazardous Materials at or from properties owned, leased or operated by any Credit Party or any Subsidiary, now or in the past five (5) years, in violation of or in amounts or in a manner that could give rise to liability under applicable Environmental Laws.
SECTION 7.9 Employee Benefit Matters.
(i)As of the Closing Date, no Credit Party nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans or Canadian Employee Benefit Plans other than those identified on Schedule 7.9;
(ii)Each Credit Party and each ERISA Affiliate is in compliance with all applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans (and with all Canadian Pension Laws with respect to all Canadian Employee Benefit Plans) except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and except where a failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired. Each Canadian Employee Benefit Plan that

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is intended to be registered under Canadian Pension Laws has been so registered and such registration has not been revoked nor has any notice of intent to revoke such registration been received. No liability has been incurred by any Credit Party or any ERISA Affiliate which remains unsatisfied for any taxes or penalties assessed with respect to any Employee Benefit Plan, Canadian Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect;
(iii)As of the Closing Date, no Pension Plan has been terminated, nor has any Pension Plan become subject to funding based benefit restrictions under Section 436 of the Code, nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has any Credit Party or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Sections 412 or 430 of the Code, Section 302 of ERISA or the terms of any Pension Plan on or prior to the due dates of such contributions under Sections 412 or 430 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan, nor has any Credit Party nor any Subsidiary thereof failed to make or remit any required contributions when due to any Canadian Employee Benefit Plan, nor has any solvency funding relief been elected or exercised with respect to any Canadian Pension Plan;
(iv)Except where the failure of any of the following representations to be correct could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no Credit Party nor any ERISA Affiliate has: (i) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan or Canadian Multiemployer Plan, or (iv) failed to make a required installment or other required payment under Sections 412 or 430 of the Code or Canadian Pension Laws or to make a required contribution or payment under the terms of any Canadian Employee Benefit Plan;
(v)No Termination Event or Canadian Termination Event has occurred or is reasonably expected to occur;
(vi)Except where the failure of any of the following representations to be correct could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to the best of the knowledge of each Borrower after due inquiry, threatened in writing concerning or involving (i) any employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by any Credit Party or any ERISA Affiliate, (ii) any Pension Plan or Canadian Pension Plan, or (iii) any Multiemployer Plan or Canadian Multiemployer Plan.
(vii)No Credit Party nor any Subsidiary thereof is a party to any contract, agreement or arrangement that could, solely as a result of the delivery of this Agreement or the consummation of transactions contemplated hereby, result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code.
(viii)As of the Closing Date, no Credit Party nor any Subsidiary thereof has established, or commenced participation in, any Canadian Employee Benefit Plan containing a defined benefit provision.
(ix)As of the Closing Date no Borrower is nor will be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.
SECTION 7.10 Margin Stock. No Credit Party nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors. Following the application of the proceeds of each Extension of Credit, not more than twenty-five percent (25%) of the value of the assets (either of each Borrower only or of the Consolidated Companies on a

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Consolidated basis) subject to the provisions of Section 9.2 or Section 9.5 or subject to any restriction contained in any agreement or instrument between any Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness in excess of the Threshold Amount will be “margin stock”.
SECTION 7.11 Government Regulation. No Credit Party nor any Subsidiary thereof is an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act) and no Credit Party nor any Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under the Interstate Commerce Act, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.
SECTION 7.12 [Intentionally Omitted].
SECTION 7.13 Employee Relations. As of the Closing Date, no Credit Party nor any Subsidiary thereof is party to any collective bargaining agreement, nor has any labor union been recognized as the representative of its employees except as set forth on Schedule 7.13. No Borrower knows of any pending, threatened in writing or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
SECTION 7.14 Burdensome Provisions. No Subsidiary is party to any agreement or instrument or otherwise subject to any restriction or encumbrance that restricts or limits its ability to make dividend payments or other distributions in respect of its Equity Interests to any Consolidated Company or to transfer any of its assets or properties to any Consolidated Company in each case other than existing under or by reason of the Loan Documents or Applicable Law.
SECTION 7.15 Financial Statements. The audited and unaudited financial statements delivered pursuant to Section 6.1(e)(i) are complete and correct and fairly present on a Consolidated basis the assets, liabilities and financial position of the Consolidated Companies as at such dates, and the results of the operations and changes of financial position for the periods then ended (other than customary year-end adjustments for unaudited financial statements and the absence of footnote disclosures for unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. Such financial statements show all material indebtedness and other material liabilities, direct or contingent, of the Consolidated Companies as of the date thereof, including material liabilities for taxes, material commitments, and Indebtedness, in each case, to the extent required to be disclosed under GAAP. The projections delivered to the Administrative Agent and the Arrangers prior to the Closing Date were prepared in good faith on the basis of the assumptions stated therein, which assumptions are believed to be reasonable in light of then existing conditions except that such financial projections and statements shall be subject to normal year end closing and audit adjustments (it being recognized by the Lenders that projections are not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary from such projections).
SECTION 7.16 No Material Adverse Change. Since December 31, 2020, there has been no material adverse change in the properties, business, operations, or financial condition of the Consolidated Companies and no event has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect.
SECTION 7.17 Solvency. The Borrowers and their respective Subsidiaries, on a Consolidated basis, are Solvent.
SECTION 7.18 Title to Properties. As of the Closing Date, the real property listed on Schedule 7.18 constitutes all of the real property that is owned, leased, or subleased by any Credit Party or any of its Subsidiaries. Each Credit Party and each Subsidiary thereof has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, except those which have been disposed of by such Credit Party or such Subsidiary subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder.

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SECTION 7.19 Litigation. There are no actions, suits or proceedings pending nor, to the knowledge of any Borrower, threatened in writing against or in any other way relating adversely to or affecting any Credit Party or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect.
SECTION 7.20 Anti-Corruption Laws and Sanctions.
(i)None of (i) the Borrowers, any Subsidiary of any Borrower or, to the knowledge of any Borrower or any such Subsidiary, any of their respective directors, officers or employees, or (ii) to the knowledge of any Borrower, any agent of any Borrower or any Subsidiary of any Borrower that will act in any capacity in connection with or benefit from the credit facilities established hereby, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) is controlled by or is acting on behalf of a Sanctioned Person, (C) has its assets located in a Sanctioned Country, (D) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (E) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons.
(ii)Each Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by such Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Controlled Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.
(iii) Each Borrower and its Subsidiaries, each director, officer, and to the knowledge of such Borrower, employee, agent and Affiliate of such Borrower and each such Subsidiary, is in compliance with all Anti-Corruption Laws, Anti-Money Laundering Laws in all material respects and applicable Sanctions.
(iv)No proceeds of any Extension of Credit have been used, directly or indirectly, by any Borrower, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 8.15.
SECTION 7.21 Absence of Defaults. No event has occurred or is continuing (a) which constitutes a Default or an Event of Default, or (b) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by any Credit Party or any Subsidiary thereof under any judgment, decree or order to which any Credit Party or any Subsidiary thereof is a party or by which any Credit Party or any Subsidiary thereof or any of their respective properties may be bound or which would require any Credit Party or any Subsidiary thereof to make any payment thereunder prior to the scheduled maturity date therefor that, in any case under this clause (b), could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
SECTION 7.22 Senior Indebtedness Status. The Obligations of each Credit Party and each Subsidiary thereof under this Agreement and each of the other Loan Documents ranks and shall continue to rank at least senior in priority of payment to all Subordinated Indebtedness and pari passu in priority of payment with all senior unsecured Indebtedness of each such Person and, to the extent required to be so designated to constitute “Senior Indebtedness” (or the equivalent), has been so designated as “Senior Indebtedness” (or the equivalent) under all instruments and documents, now or in the future, relating to all Subordinated Indebtedness and all senior unsecured Indebtedness of such Person.
SECTION 7.23 Disclosure. Each Credit Party and each Subsidiary thereof has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which any Credit Party and any Subsidiary thereof are subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No financial statement, material report, material certificate or other material information furnished (whether in writing or orally) by or on behalf of any Credit Party or any Subsidiary thereof to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken together as a

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whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, pro forma financial information, estimated financial information and other projected or estimated information, such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being recognized by the Lenders that projections are not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary from such projections). As of the Closing Date, all of the information included in the Beneficial Ownership Certification, if applicable, is true and correct.
SECTION 7.24 Insurance. The Credit Parties and their Subsidiaries are insured by financially sound and reputable insurance companies against at least such risks and in at least such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law (including, without limitation, hazard and business interruption insurance).
ARTICLE 8

AFFIRMATIVE COVENANTS
Until all of the Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized) and the Commitments terminated, each Credit Party will, and will cause each of its Subsidiaries to:
SECTION 8.1 Financial Statements and Budgets. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice):
(i)Annual Financial Statements. As soon as practicable and in any event within ninety (90) days (or, if earlier, on the date of any required public filing thereof) after the end of each Fiscal Year (commencing with the Fiscal Year ending December 31, 2021), an audited Consolidated balance sheet of the Consolidated Companies as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows including the notes thereto and a report containing management’s discussion and analysis of such financial statements, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the preceding Fiscal Year and prepared in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the year. Such annual financial statements shall be audited by an independent certified public accounting firm of recognized national standing acceptable to the Administrative Agent, and accompanied by a report and opinion thereon by such certified public accountants prepared in accordance with generally accepted auditing standards that is not subject to any “going concern” or similar qualification or exception or any qualification as to the scope of such audit or with respect to accounting principles followed by the Consolidated Companies not in accordance with GAAP.
(ii)Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days (or, if earlier, on the date of any required public filing thereof) after the end of the first three fiscal quarters of each Fiscal Year (commencing with the fiscal quarter ended September 30, 2021), an unaudited Consolidated balance sheet of the Consolidated Companies as of the close of such fiscal quarter and unaudited Consolidated statements of income, retained earnings and cash flows and a report containing management’s discussion and analysis of such financial statements for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and prepared by Centuri in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of Centuri to present fairly in all material respects the financial condition of the Consolidated Companies on a Consolidated basis as of their respective dates and the results of operations of the Consolidated Companies for the respective periods then ended, subject to normal year-end adjustments and the absence of footnotes.

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(iii)Annual Budget. As soon as practicable and in any event within sixty (60) days after the end of each Fiscal Year (commencing with the Fiscal Year ending December 31, 2021), an operating and capital budget of the Consolidated Companies for the ensuing four (4) fiscal quarters, such budget to be prepared in accordance with GAAP and to include, on a quarterly basis, the following: a quarterly operating and capital budget, a projected income statement, statement of cash flows and balance sheet, calculations demonstrating projected compliance with the financial covenants set forth in Section 9.13 and a report containing management’s discussion and analysis of such budget with a reasonable disclosure of the key assumptions and drivers with respect to such budget, accompanied by a certificate from a Responsible Officer of Centuri to the effect that such budget contains good faith estimates (utilizing assumptions believed to be reasonable at the time of delivery of such budget) of the financial condition and operations of the Consolidated Companies for such period.
SECTION 8.2 Certificates; Other Reports. Deliver to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice):
(i)at each time financial statements are delivered pursuant to Sections 8.1(a) or (b) and at such other times as the Administrative Agent shall reasonably request, a duly completed Officer’s Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of Centuri, which will include, as of the date of such financial statements, (i) calculations showing compliance with the financial covenants set forth in Section 9.13, (ii) determination of the “Applicable Margin”, (iii) calculations of Immaterial Subsidiaries and (iv) a reasonably detailed calculation of the Available Amount; and, if requested by the Administrative Agent, work-in-progress reports in a form consistent with that provided by Centuri in connection with the Existing Credit Agreement;
(ii)[intentionally omitted];
(iii)promptly upon receipt thereof, copies of all reports, if any, submitted to any Credit Party, any Subsidiary thereof or any of their respective boards of directors by their respective independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto;
(iv)[intentionally omitted];
(v)promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Credit Party or any Subsidiary thereof with any Environmental Law that could reasonably be expected to have a Material Adverse Effect;
(vi)[intentionally omitted];
(vii)promptly, and in any event within five (5) Business Days after receipt thereof by any Consolidated Company, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of such Consolidated Company;
(viii)promptly upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable Anti-Money Laundering Laws (including, without limitation, any applicable “know your customer” rules and regulations, the PATRIOT Act and Canadian AML Laws), as from time to time reasonably requested by the Administrative Agent or any Lender;
(ix)promptly: (i) notice of the establishment, or intent to establish, a new Canadian Employee Benefit Plan that contains a defined benefit provision, or any change to an existing Canadian Employee Benefit Plan to include a defined benefit provision, or (ii) notice of the acquisition of an interest in any Person if such Person sponsors, administers, participates in, or has any liability in respect of any Canadian Employee Benefit Plan that contains a defined benefit provision;
(x)promptly: (i) copies of all actuarial reports and any other material reports with respect to each Canadian Employee Benefit Plan as filed by a Credit Party with any applicable Governmental Authority, (ii) a current calculation of the Credit Parties’ aggregate Canadian Pension Plan Unfunded Liabilities pursuant to

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a valuation or report in a form and substance reasonably satisfactory to the Administrative Agent, when available on an annual basis or upon the reasonable request of the Administrative Agent (such additional request not to be made more than one time per calendar year), (iii) promptly after receipt thereof, a copy of any material direction, order, notice or ruling that any Credit Party receives from any applicable Governmental Authority with respect to any Canadian Employee Benefit Plan, (iv) notification within thirty (30) days of any increases having a cost to one or more of the Credit Parties in excess of the Threshold Amount per annum in the aggregate in the benefits of any Canadian Employee Benefit Plan, and (v) notification of the existence of any report which discloses a Canadian Pension Plan Unfunded Liability; and
(xi)such other information regarding the operations, business affairs and financial condition of any Credit Party or any Subsidiary thereof as the Administrative Agent or any Lender may reasonably request.
Each Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the Issuing Lenders materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, SyndTrak Online or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrowers or their respective securities) (each, a “Public Lender”). Each Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” each Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the Issuing Lenders and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to such Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 12.10); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”
SECTION 8.3 Notice of Litigation and Other Matters. Promptly (but in no event later than ten (10) Business Days after any Responsible Officer of any Credit Party obtains knowledge thereof) notify the Administrative Agent in writing of (which shall promptly make such information available to the Lenders in accordance with its customary practice):
(i)the occurrence of any Default or Event of Default;
(ii)the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving any Credit Party or any Subsidiary thereof or any of their respective properties, assets or businesses in each case that if adversely determined could reasonably be expected to result in a Material Adverse Effect;
(iii)any notice of any violation received by any Credit Party or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws which in any such case could reasonably be expected to have a Material Adverse Effect;
(iv)any labor controversy that has resulted in, or threatens to result in, a strike or other work action against any Credit Party or any Subsidiary thereof which could reasonably be expected to have a Material Adverse Effect;
(v)any attachment, judgment, lien (other than Permitted Liens), levy or order exceeding the Threshold Amount that may be assessed against or threatened in writing against any Credit Party or any Subsidiary thereof;
(vi)any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any contract or other agreement, written or oral, of any Credit

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Party or any of its Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $35,000,000 per annum;
(vii)(i) any unfavorable determination letter from the IRS regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by any Credit Party or any ERISA Affiliate of the PBGC’s intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by any Credit Party or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) the Borrowers obtaining knowledge or reason to know that any Credit Party or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA, or any notice of intent to terminate in whole or in part any Canadian Employee Benefit Plan under Canadian Pension Laws or otherwise that, in each case, is filed with or by the PBGC or other Governmental Authority applicable to Canadian Employee Benefit Plans by any Credit Party or any ERISA Affiliate or otherwise received by any Credit Party or any ERISA Affiliate; and
(viii)any event which makes any of the representations set forth in Article VII that is subject to materiality or Material Adverse Effect qualifications inaccurate in any respect or any event which makes any of the representations set forth in Article VII that is not subject to materiality or Material Adverse Effect qualifications inaccurate in any material respect.
Each notice pursuant to Section 8.3 shall be accompanied by a statement of a Responsible Officer of Centuri setting forth details of the occurrence referred to therein and stating what action Centuri has taken and proposes to take with respect thereto. Each notice pursuant to Section 8.3(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.
SECTION 8.4 Preservation of Corporate Existence and Related Matters. Except as permitted by Section 9.4, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation or other entity and authorized to do business in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect.
SECTION 8.5 Maintenance of Property and Licenses.
(i)Protect and preserve all Properties necessary in and material to its business, including copyrights, patents, trade names, service marks and trademarks; maintain in good working order and condition, ordinary wear and tear excepted, all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all repairs, renewals and replacements thereof and additions to such Property necessary for the conduct of its business, so that the business carried on in connection therewith may be conducted in a commercially reasonable manner, in each case except as such action or inaction could not reasonably be expected to result in a Material Adverse Effect.
(ii)Maintain, in full force and effect in all material respects, each and every material license, permit, certification, qualification, approval or franchise issued by any Governmental Authority (each a “License”) required for each of them to conduct their respective businesses as presently conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
SECTION 8.6 Insurance. Maintain insurance with financially sound and reputable insurance companies against at least such risks and in at least such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law (including, without limitation, hazard and business interruption insurance). All such insurance shall, (a) provide that no cancellation or material modification thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof (except as a result of non-payment of premium in which case only 10 days’ prior written notice shall be required) and (b) name the Administrative Agent as an additional insured party (or in the case of each casualty insurance policy, name the Administrative Agent as lender’s loss payee) thereunder. On the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request information in reasonable detail as to the insurance then in effect, stating the names of the insurance

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companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.
SECTION 8.7 Accounting Methods and Financial Records. Maintain a system of accounting, and keep proper books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its Properties.
SECTION 8.8 Payment of Taxes and Other Obligations. Pay and perform (a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its Property and (b) all other Indebtedness, obligations and liabilities in accordance with customary trade practices, except where the failure to pay or perform such items described in clauses (a) or (b) of this Section could not reasonably be expected to have a Material Adverse Effect.
SECTION 8.9 Compliance with Laws and Approvals. Observe and remain in compliance in all material respects with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
SECTION 8.10 Environmental Laws. In addition to and without limiting the generality of Section 8.9, (a) comply with, and take commercially reasonable efforts to ensure such compliance by all tenants and subtenants with all applicable Environmental Laws and obtain and comply with and maintain, and take commercially reasonable efforts to ensure that all tenants and subtenants, if any, obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except with respect to any matters that could not reasonably be expected to result in a Material Adverse Effect, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the presence of Hazardous Materials, or the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Consolidated Companies, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence, willful misconduct or breach in bad faith of obligations of the party seeking indemnification therefor, as determined by a court of competent jurisdiction by final nonappealable judgment.
SECTION 8.11 Compliance with ERISA and Canadian Pension Laws. In addition to and without limiting the generality of Section 8.9, (a) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) comply with applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans and with Canadian Pension Laws with respect to all Canadian Employee Benefit Plans, (ii) not take any action or fail to take action the result of which could reasonably be expected to result in a liability to the PBGC or to a Multiemployer Plan or to a Canadian Multiemployer Plan, (iii) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code or any penalty or tax under Canadian Pension Laws and (iv) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code, (b) comply with and perform in all material respects all of their obligations, including any fiduciary, funding, investment and administration obligations, under and in respect of each Canadian Employee Benefit Plan under the terms thereof, any funding agreements, and all Applicable Laws, and (c) furnish to the Administrative Agent upon the Administrative Agent’s request such additional information about any Employee Benefit Plan or Canadian Employee Benefit Plan as may be reasonably requested by the Administrative Agent. No Credit

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Party nor any Subsidiary shall at any time terminate or wind-up a Canadian Employee Benefit Plan unless there are no Canadian Pension Plan Unfunded Liabilities in excess of the Threshold Amount.
SECTION 8.12 Maintenance of Debt Ratings. Use commercially reasonable efforts to maintain all Debt Ratings.
SECTION 8.13 Visits and Inspections. Permit representatives of the Administrative Agent or any Lender, from time to time upon prior reasonable notice and at such times during normal business hours, all at the expense of the Borrowers, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects; provided that excluding any such visits and inspections during the continuation of an Event of Default, the Administrative Agent shall not exercise such rights more often than one (1) time during any calendar year at the Borrowers’ expense; provided further that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent or any Lender may do any of the foregoing at the expense of the Borrowers at any time without advance notice. Upon the request of the Administrative Agent or the Required Lenders, participate in a meeting of the Administrative Agent and Lenders once during each Fiscal Year, which meeting will be held at Centuri’s corporate offices (or such other location as may be agreed to by Centuri and the Administrative Agent) at such time as may be agreed by Centuri and the Administrative Agent.
SECTION 8.14 Additional Subsidiaries and Collateral.
(i)Additional US Subsidiaries. Promptly after (x) the creation or acquisition (including by statutory division) of any US Subsidiary (other than an Excluded Subsidiary), (y) any US Subsidiary that is an Excluded Subsidiary failing to constitute an Excluded Subsidiary or (z) the re-designation of any Immaterial Subsidiary (and, in any event, within thirty (30) days after such event, as such time period may be extended by the Administrative Agent in its sole discretion) cause such Person to (i) either (A) become a US Subsidiary Guarantor by delivering to the Administrative Agent a duly executed supplement to the US Credit Party Guaranty Agreement or such other document as the Administrative Agent shall deem appropriate for such purpose, or (B) become an Additional Borrower in compliance with Section 5.17, (ii) grant a security interest, to secure all Secured Obligations, in all Collateral (subject to the exceptions specified in the US Collateral Agreement) owned by such US Subsidiary by delivering to the Administrative Agent a duly executed supplement to each applicable Security Document or such other document as the Administrative Agent shall deem appropriate for such purpose and comply with the terms of each applicable Security Document, (iii) deliver to the Administrative Agent such opinions, documents and certificates referred to in Section 6.1 as may be reasonably requested by the Administrative Agent, (iv) deliver to the Administrative Agent such original certificated Equity Interests or other certificates and stock or other transfer powers evidencing the Equity Interests of such Person, (v) deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent with respect to such Person, and (vi) deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent.
(ii)Additional Canadian Subsidiaries. Promptly after (x) the creation or acquisition of any Canadian Subsidiary (other than an Excluded Subsidiary), (y) any Canadian Subsidiary that is an Excluded Subsidiary failing to constitute an Excluded Subsidiary or (z) the re-designation of any Immaterial Subsidiary (and in any event within thirty (30) days after such event, as such time period may be extended by the Administrative Agent in its sole discretion) cause such Canadian Subsidiary to (i) either (A) become a Canadian Subsidiary Guarantor by delivering to the Administrative Agent a duly executed supplement to the Canadian Credit Party Guarantee Agreement or such other document as the Administrative Agent shall deem appropriate for such purpose, or (B) become an Additional Borrower in compliance with Section 5.17, (ii) grant a security interest, to secure all Canadian Secured Obligations, in all Collateral (subject to the exceptions specified in the Canadian Collateral Agreement) owned by such Canadian Subsidiary by delivering to the Administrative Agent a duly executed supplement to each applicable Security Document or such other document as the Administrative Agent shall deem appropriate for such purpose and comply with the terms of each applicable Security Document, (iii) deliver to the Administrative Agent such opinions, documents and certificates referred to in Section 6.1 as may be reasonably requested by the Administrative Agent, (iv) deliver to the Administrative Agent such original certificated Equity Interests or other certificates

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and stock or other transfer powers evidencing the Equity Interests of such Person, (v) deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent with respect to such Person, and (vi) deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent.
(iii)Additional First Tier Foreign Subsidiaries. Notify the Administrative Agent promptly after any Person becomes a First Tier Foreign Subsidiary, and at the request of the Administrative Agent, promptly thereafter (and, in any event, within forty-five (45) days after such request, as such time period may be extended by the Administrative Agent in its sole discretion), cause (i) the applicable US Credit Party to deliver to the Administrative Agent Security Documents pledging (A) as security for the US Secured Obligations, sixty-six percent (66%) of the total outstanding voting Equity Interests (and one hundred percent (100%) of the non-voting Equity Interests) of any such new First Tier Foreign Subsidiary and (B) as security for the Canadian Secured Obligations, one hundred percent (100%) of the Equity Interests of any such new First Tier Foreign Subsidiary and, in each case, a consent thereto executed by such new First Tier Foreign Subsidiary (including, without limitation, if applicable, original stock certificates (or the equivalent thereof pursuant to the Applicable Laws and practices of any relevant foreign jurisdiction) evidencing the Equity Interests of such new First Tier Foreign Subsidiary, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), (ii) such Person to deliver to the Administrative Agent such opinions, documents and certificates referred to in Section 6.1 as may be reasonably requested by the Administrative Agent, (iii) such Person to deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent with regard to such Person and (iv) such Person to deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent.
(iv)Merger Subsidiaries. Notwithstanding the foregoing, to the extent any new Subsidiary is created solely for the purpose of consummating a merger transaction pursuant to a Permitted Acquisition, and such new Subsidiary at no time holds any assets or liabilities other than any merger consideration contributed to it contemporaneously with the closing of such merger transaction, such new Subsidiary shall not be required to take the actions set forth in Section 8.14(a) or (b), as applicable, until the consummation of such Permitted Acquisition (at which time, the surviving entity of the respective merger transaction shall be required to so comply with Section 8.14(a) or (b), as applicable, within ten (10) Business Days of the consummation of such Permitted Acquisition, as such time period may be extended by the Administrative Agent in its sole discretion).
(v)Additional Collateral. After the Closing Date, Centuri will notify the Administrative Agent in writing promptly upon any Credit Party’s acquisition (including any acquisition by statutory division) or ownership of any Collateral not already covered by the US Collateral Agreement or Canadian Collateral Agreement, as applicable (such acquisition or ownership being herein called an “Additional Collateral Event” and the property so acquired or owned being herein called “Additional Collateral”).  As soon as practicable and in any event within thirty (30) days (or such longer period as the Administrative Agent shall agree) after an Additional Collateral Event, the applicable Credit Party shall (i) execute and deliver or cause to be executed and delivered Security Documents, in form and substance reasonably satisfactory to Administrative Agent, in favor of Administrative Agent and duly executed by the applicable Credit Party, covering and effecting and granting a first-priority Lien (subject to Permitted Liens) upon the applicable Additional Collateral, and such other documents (including, without limitation, certificates and legal opinions, all in form and substance reasonably satisfactory to Administrative Agent) as may be reasonably required by Administrative Agent in connection with the execution and delivery of such Security Documents and (ii) deliver or cause to be delivered by the Consolidated Companies such other documents or certificates consistent with the terms of this Agreement and relating to the transactions contemplated hereby as Administrative Agent may reasonably request.
SECTION 8.15 Use of Proceeds. The Borrowers shall use the proceeds of the Extensions of Credit (a) to finance the Transactions, (b) pay fees, commissions and expenses in connection with the Transactions, and (c) for working capital and general corporate purposes of the Consolidated Companies, including the payment of certain fees and expenses incurred in connection with the Transactions and this Agreement. No Borrower will request any Extension of Credit, nor shall any Borrower use, and each

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Borrower shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Extension of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
SECTION 8.16 Corporate Governance. (a) Maintain entity records and books of account separate from those of any other entity which is an Affiliate of such entity, (b) not commingle its funds or assets with those of any other entity which is an Affiliate of such entity (except pursuant to cash management systems reasonably acceptable to the Administrative Agent) and (c) provide that its board of directors (or equivalent governing body) will hold all appropriate meetings, or act by unanimous written consent, to authorize and approve such entity’s actions, which meetings will be separate from those of any other entity which is an Affiliate of such entity; provided, however, that Centuri and Southwest Administrators, Inc. shall be permitted, at the request of Centuri, to (x) maintain entity records and books of account that are not separate and (y) commingle their funds and assets on an as needed basis to conduct the Consolidated Companies’ business in its ordinary course consistent with past practices.
SECTION 8.17 Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any Applicable Law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Credit Parties.
SECTION 8.18 Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions. Each Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees and agents (a) in all material respects with Anti-Corruption Laws and applicable Sanctions, (b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and (c) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.
SECTION 8.19 Post-Closing Matters. Execute and deliver the documents and complete the tasks set forth on Schedule 8.19, in each case within the time limits specified on such schedule.
ARTICLE 9

NEGATIVE COVENANTS
Until all of the Obligations (other than contingent, indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized) and the Commitments terminated, the Credit Parties will not, and will not permit any of their respective Subsidiaries to:
SECTION 9.1 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness except:
(i)the Obligations;
(ii)Indebtedness and obligations owing (i) under Hedge Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes, or (ii) to Cash Management Banks pursuant to Cash Management Agreements entered into in the ordinary course of business;

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(iii)Indebtedness existing on the Closing Date and listed on Schedule 9.1, and any refinancings, refundings, renewals or extensions thereof; provided that (i) the principal amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (ii) the final maturity date and Weighted Average Life to Maturity of such refinancing, refunding, renewal or extension shall not be prior to or shorter than that applicable to the Indebtedness prior to such refinancing, refunding, renewal or extension and (iii) any refinancing, refunding, renewal or extension of any Subordinated Indebtedness shall be (A) on subordination terms at least as favorable to the Lenders, (B) no more restrictive on the Consolidated Companies than the Subordinated Indebtedness being refinanced, refunded, renewed or extended and (C) in an amount not less than the amount outstanding at the time of such refinancing, refunding, renewal or extension;
(iv)Capital Lease Obligations and purchase money Indebtedness, in each case incurred in the ordinary course of business of the Consolidated Companies in an aggregate amount not to exceed at any time outstanding the greater of (i) $200,000,000 and (ii) 7.5% of Consolidated Total Assets;
(v)Guaranty Obligations with respect to Indebtedness permitted pursuant to subsections (a) through (d), (g), (j) and (k) of this Section;
(vi)Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument drawn against insufficient funds in the ordinary course of business;
(vii)Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing;
(viii)unsecured intercompany Indebtedness (i) owed by any US Credit Party to another US Credit Party, (ii) owed by any Canadian Credit Party to another Canadian Credit Party, (iii) owed by any US Credit Party to any Canadian Credit Party, (iv) owed by any Canadian Credit Party to any US Credit Party in an aggregate amount not to exceed at any time outstanding the greater of (x) $50,000,000 and (y) 2.0% of Consolidated Total Assets, and (v) owed by or to any Non-Credit Party Subsidiary by or to any Credit Party or another Non-Credit Party Subsidiary, provided that the aggregate amount of such Indebtedness owed by a Non-Credit Party Subsidiary to a Credit Party shall not exceed at any time outstanding the greater of (x) $50,000,000 and (y) 2.0% of Consolidated Total Assets, provided further that any such Indebtedness owed by a Credit Party to a Non-Credit Party Subsidiary shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent;
(ix)Indebtedness of a Person existing at the time such Person became a Subsidiary or assets were acquired from such Person in connection with an Investment permitted pursuant to Section 9.3, to the extent that (i) such Indebtedness was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or the acquisition of such assets, (ii) neither Centuri nor any Subsidiary thereof (other than such Person or any other Person that such Person merges with or that acquires the assets of such Person) shall have any liability or other obligation with respect to such Indebtedness and (iii) Centuri is in compliance on a pro forma basis with a Consolidated Net Leverage Ratio of (A) 5.00 to 1.00 for the period beginning on September 30, 2022 through and including December 30, 2022, (B) 4.25 to 1.00 for the period beginning on December 31, 2022 through and including December 30, 2022 and (C) 3.50 to 1.00 for the period beginning on December 31, 2023 and thereafter, determined as of the most recently ended four consecutive fiscal quarter period for which financial statements and the related Officer’s Compliance Certificate have been delivered pursuant to Sections 8.1(a) or (b) and 8.2(a);
(x)unsecured Indebtedness of Centuri and its Subsidiaries; provided, that in the case of each incurrence of such Indebtedness, (i) no Default or Event of Default shall have occurred and be continuing or would be caused by the incurrence of such Indebtedness, (ii) the Administrative Agent shall have received satisfactory written evidence that, after giving effect to the incurrence of such Indebtedness and the receipt and application of the proceeds thereof, Centuri is in compliance on a pro forma basis with (A) a Consolidated Interest Coverage Ratio of 2.50 to 1.00 and (B) a Consolidated Net Leverage Ratio of (1) 5.50 to 1.00 for the period beginning on September 30, 2022 through and including December 30, 2022, (2) 4.75 to 1.00 for the

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period beginning on December 31, 2022 through and including December 30, 2023 and (3) 4.00 to 1.00 for the period beginning on December 31, 2023 and thereafter, in each case, determined as of the most recently ended four consecutive fiscal quarter period for which financial statements and the related Officer’s Compliance Certificate have been delivered pursuant to Sections 8.1(a) or (b) and 8.2(a), (iii) such Indebtedness does not mature prior to the date that is 91 days after the then latest maturity of the Commitments and Loans, (iv) the Weighted Average Life to Maturity of such Indebtedness shall not be shorter than the remaining Weighted Average Life to Maturity of the Term Loans then outstanding and (v) the terms of such Indebtedness reflect market terms (taken as a whole) at the time of issuance and (other than pricing, fees, rate floors, premiums and optional prepayment or redemption provisions (and, if applicable, subordination terms)), taken as a whole, are not materially more restrictive (as determined by Centuri in good faith) on Centuri and its Subsidiaries than the terms and conditions of this Agreement, taken as a whole, other than covenants which do not have effect until after the then latest maturity date of the Commitments and Loans;
(xi)Attributable Indebtedness incurred pursuant to Permitted Receivables Transactions in an aggregate amount not to exceed at any time outstanding the greater of (i) $150,000,000 and (ii) 6.0% of Consolidated Total Assets;
(xii)other Indebtedness of any Credit Party or any Subsidiary thereof not otherwise permitted pursuant to this Section in an aggregate principal amount not to exceed at any time outstanding the greater of (i) $100,000,000 and (ii) 4.0% of Consolidated Total Assets; and
(xiii)Indebtedness of the Credit Parties in respect of one or more series of senior secured first lien notes that are issued in a public offering, Rule 144A or other private placement under the Securities Act, or a bridge financing in lieu of the foregoing that otherwise converts into permanent Incremental Equivalent Indebtedness (as defined below), that are secured by the Collateral on a pari passu basis and issued by the Credit Parties in lieu of Incremental Term Loans (“Incremental Equivalent Indebtedness”); provided that:
(1)the aggregate principal amount of such Indebtedness incurred under this clause (m) shall not, together with the aggregate principal amount of all Incremental Increases incurred pursuant to Section 5.13, exceed the amount set forth in Section 5.13(a);
(2)subject to Section 1.12 in the case of any Incremental Equivalent Indebtedness incurred to finance a substantially concurrent Limited Condition Acquisition, immediately after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, no Default or Event of Default shall have occurred and be continuing or would result therefrom;
(3)the stated maturity date of such Indebtedness shall be no earlier than, and the terms of such Indebtedness shall not provide for any scheduled payment, mandatory repayment or redemption or sinking fund or similar obligations at any time prior to the latest maturity date of the Loans and Commitments in effect at the time of such incurrence; provided that such Indebtedness may have scheduled payments, mandatory repayments or redemptions or similar obligations prior to its stated maturity so long as (x) such Indebtedness does not have a shorter Weighted Average Life to Maturity than the remaining Weighted Average Life to Maturity of any Class of Term Loans then outstanding at the time of incurrence, (y) any mandatory prepayment (other than scheduled amortization payments which shall be determined by the applicable Borrower and the lenders of such Indebtedness) of such Indebtedness shall be made on a pro rata basis with all then existing Term Loans, except that the applicable Borrower and the lenders of such Indebtedness may, in their sole discretion, elect to prepay or receive, as applicable, any prepayments on a less than pro rata basis (but not on a greater than pro rata basis) and (z) such mandatory repayments or redemptions or similar obligations are no more restrictive on the applicable Borrower or its Subsidiaries than the provisions of Section 4.4(b); provided that the restrictions of this clause (iii) shall not apply to the extent such Indebtedness constitutes a customary bridge or similar facility that is to be automatically converted or exchanged into notes or other permitted Indebtedness that otherwise would satisfy this clause (iii) so long as such conversion or exchange is subject only to conditions customary for similar conversions and exchanges and the applicable Credit Party irrevocably agrees at the time of incurrence thereof to take all actions necessary to convert or exchange such Indebtedness);

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(4)such Indebtedness shall have pricing (including interest rates, fees and premiums), amortization (subject to clause (iii) above), optional prepayment and redemption terms as may be agreed to by the applicable Borrower and the lenders or holders of such Indebtedness;
(5)such Indebtedness is not recourse to or guaranteed by any Subsidiary that is not a Credit Party;
(6)(x) the obligations in respect thereof shall not be secured by any Lien on any asset of any Borrower or any Subsidiary other than any asset constituting Collateral, (y) the security agreements relating to such Indebtedness shall be substantially the same as the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent) and (z) such Indebtedness shall be subject to an Acceptable Intercreditor Agreement;
(7)except as otherwise set forth in this clause (m), the terms, covenants and conditions with respect to such Indebtedness, when taken as a whole, shall not be materially more restrictive on the applicable Borrower and its Subsidiaries than the terms and conditions of this Agreement, taken as a whole (except for (x) terms, covenants and conditions with respect to such Indebtedness that are applicable only to the periods after the latest maturity date of the Loans and Commitments in effect at the time of incurrence or assumption of such Indebtedness and (y) any materially more restrictive terms added for the benefit of any such Indebtedness, if such materially more restrictive terms are also added for the benefit of the Lenders hereunder with respect to any Term Loans or Term Loan Commitments remaining outstanding after giving effect to the incurrence or assumption of such Indebtedness and the application of the proceeds thereof) and such Indebtedness shall not include any financial maintenance covenants; provided that a certificate of a Responsible Officer of the applicable Borrower delivered to the Administrative Agent prior to the incurrence or assumption of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or substantially final drafts of the documentation related thereto, stating that the applicable Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement;
(8)subject to Section 1.12 in the case of any such Indebtedness incurred to finance a substantially concurrent Limited Condition Acquisition, the Administrative Agent shall have received from Centuri, an Officer’s Compliance Certificate demonstrating that the Consolidated Companies are in pro forma compliance with the financial covenants set forth in Section 9.13 (based on the financial statements most recently delivered pursuant to Section 8.1) after giving effect to such Indebtedness (assuming that the entire amount is fully funded on the effective date thereof) and the use of proceeds thereof; and
(1)prior to the incurrence of such Indebtedness, the applicable Borrower shall have delivered to the Administrative Agent a certificate from a Responsible Officer of such Borrower certifying as to compliance with the requirements of the preceding clauses (i) through (viii) above.
SECTION 9.2 Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its Property, whether now owned or hereafter acquired, except:
(i)Liens created pursuant to the Loan Documents (including, without limitation, Liens in favor of the Swingline Lenders and/or the Issuing Lenders, as applicable, on Cash Collateral granted pursuant to the Loan Documents);
(ii)Liens in existence on the Closing Date and described on Schedule 9.2, and the replacement, renewal or extension thereof (including Liens incurred in connection with any refinancing, refunding, renewal or extension of Indebtedness pursuant to Section 9.1(c) (solely to the extent that such Liens were in existence on the Closing Date and described on Schedule 9.2)); provided that the scope of any such Lien shall not be increased, or otherwise expanded, to cover any additional property or type of asset, as applicable, beyond that in existence on the Closing Date, except for products and proceeds of the foregoing;

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(iii)Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA, any Canadian Pension Laws or Environmental Laws) (i) not past due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;
(iv)the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which (i) are not overdue for a period of more than thirty (30) days, or if more than thirty (30) days overdue, no action has been taken to enforce such Liens and such Liens are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP and (ii) do not, individually or in the aggregate, materially impair the use thereof in the operation of the business of the Consolidated Companies taken as a whole;
(v)deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment or employment insurance and other types of social security or similar legislation (other than Liens imposed pursuant to any of the provisions of ERISA or any Canadian Pension Laws), or to secure the performance of bids, trade contracts and leases (other than Indebtedness) or subleases, statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business, in each case, so long as no foreclosure sale or similar proceeding has been commenced with respect to any portion of the Collateral on account thereof;
(vi)encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary conduct of business;
(vii)Liens arising from the filing of precautionary UCC financing statements relating solely to personal property leased pursuant to operating leases entered into in the ordinary course of business of the Consolidated Companies;
(viii)Liens securing Indebtedness permitted under Section 9.1(d); provided that (i) such Liens shall be created concurrently with or within twenty four (24) months of the acquisition, repair, improvement or lease, as applicable, of the related Property, (ii) such Liens do not at any time encumber any property other than the Property financed by such Indebtedness and the proceeds thereof, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed one hundred percent (100%) of the original price for the purchase, repair improvement or lease amount (as applicable) of such Property at the time of purchase, repair, improvement or lease (as applicable);
(ix)Liens securing judgments for the payment of money not constituting an Event of Default under Section 10.1(m) or securing appeal or other surety bonds relating to such judgments;
(x)(i) Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the UCC and/or the PPSA, as applicable, in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of set-off and recoupment with respect to any deposit account of any Borrower or any Subsidiary thereof;
(xi)(i) contractual or statutory Liens of landlords to the extent relating to the property and assets relating to any lease agreements with such landlord, and (ii) contractual Liens of suppliers (including sellers of goods) or customers granted in the ordinary course of business to the extent limited to the property or assets relating to such contract;
(xii)Liens on Property (i) of any Subsidiary which are in existence at the time that such Subsidiary is acquired pursuant to a Permitted Acquisition and (ii) of Centuri or any of its Subsidiaries existing at the time such tangible property or tangible assets are purchased or otherwise acquired by Centuri or such Subsidiary thereof pursuant to a transaction permitted pursuant to this Agreement; provided that, with respect to each of the foregoing clauses (i) and (ii), (A) such Liens are not incurred in connection with, or in anticipation of, such Permitted Acquisition, purchase or other acquisition, (B) such Liens are applicable only to specific

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Property, (C) such Liens are not “blanket” or all asset Liens, (D) such Liens do not attach to any other Property of Centuri or any of its Subsidiaries and (E) the Indebtedness secured by such Liens is permitted under Section 9.1(i) of this Agreement);
(xiii)any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement entered into in the ordinary course of business which do not (i) interfere in any material respect with the business of the Consolidated Companies taken as a whole or materially detract from the value of the relevant assets of the Consolidated Companies taken as a whole or (ii) secure any Indebtedness;
(xiv)Liens on Receivables Assets that have been transferred to a Person other than Centuri and its Subsidiaries (other than a Receivables Subsidiary) in connection with such Permitted Receivables Transaction securing Permitted Receivables Transactions;
(xv)Liens not otherwise permitted hereunder securing Indebtedness or other obligations in the aggregate principal amount not to exceed at any time outstanding the greater of (i) $100,000,000 and (ii) 4.0% of Consolidated Total Assets; and
(xvi)Liens on Collateral securing Incremental Equivalent Indebtedness.
Notwithstanding the foregoing, in no event shall this Section permit any consensual Liens on real property except pursuant to clauses (a), (b), (c), (d), (f), (h), (k), (l) and (p) above.

SECTION 9.3 Investments. Purchase, invest in or otherwise acquire (in one transaction or a series of transactions), directly or indirectly, any Equity Interests, interests in any partnership or joint venture (including, without limitation, the creation or capitalization of any Subsidiary), evidence of Indebtedness or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of Property in, any Person (all the foregoing, “Investments”) except:
(i)(i)     Investments existing on the Closing Date and described on Schedule 9.3;
(ii)     Investments made after the Closing Date by any US Credit Party in any other US Credit Party;
(iii)     Investments made after the Closing Date by any Canadian Credit Party in any other Canadian Credit Party;
(iv)    Investments made after the Closing Date by any Non-Credit Party Subsidiary in any Credit Party or any other Non-Credit Party Subsidiary;
(v)    Investments made after the Closing Date by any Canadian Credit Party in any US Credit Party;
(vi)     Investments made after the Closing Date by any US Credit Party in any Canadian Credit Party in an aggregate amount not to exceed at any time outstanding the greater of (x) $50,000,000 and (y) 2.0% of Consolidated Total Assets; and
(vii)    Investments made after the Closing Date by any Credit Party in any Non-Credit Party Subsidiary in an aggregate amount at any time outstanding not to exceed the greater of (x) $50,000,000 and (y) 2.0% of Consolidated Total Assets.
(ii)Investments in cash and Cash Equivalents;
(iii)deposits made in the ordinary course of business to secure the performance of leases or other obligations as permitted by Section 9.2;

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(iv)Hedge Agreements permitted pursuant to Section 9.1(b);
(v)(i) purchases of assets in the ordinary course of business and (ii) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(vi)Investments by any Credit Party in the form of Permitted Acquisitions to the extent that any Person or Property acquired in such Acquisition becomes a part of such Credit Party or becomes (whether or not such Person is a Wholly-Owned Subsidiary) a Subsidiary Guarantor in the manner and at the time contemplated by Section 8.14;
(vii)Investments (i) in the form of loans and advances to officers, directors and employees in the ordinary course of business (including, without limitation, loans and advances for the relocation of such Person’s residence) in an aggregate amount not to exceed at any time outstanding $10,000,000 (determined without regard to any write-downs or write-offs of such loans or advances) and (ii) in the form of loans and advances to officers, directors and employees in connection with the purchase of the Permitted Drum Equity;
(viii)Investments in the form of intercompany Indebtedness permitted pursuant to Section 9.1(h);
(ix)the acquisition by a US Subsidiary Guarantor of the remaining Equity Interests of Linetec pursuant to the LLC Agreement (as defined in the Linetec Purchase Agreement);
(x)Investments in an amount not to exceed the Available Amount at the time such Investment is made; provided that at the time of such Investment, or LCA Test Date, as applicable, (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) after giving pro forma effect to such Investment and any Indebtedness incurred in connection therewith, Centuri is in compliance with (A) a Consolidated Interest Coverage Ratio of 2.50 to 1.00 and (B) a Consolidated Net Leverage Ratio of (1) 5.50 to 1.00 for the period beginning on September 30, 2022 through and including December 30, 2022, (2) 4.75 to 1.00 for the period beginning on December 31, 2022 through and including December 30, 2023 and (3) 4.00 to 1.00 for the period beginning on December 31, 2023 and thereafter, in each case, determined as of the most recently ended four consecutive fiscal quarter period for which financial statements and the related Officer’s Compliance Certificate have been delivered pursuant to Sections 8.1(a) or (b) and 8.2(a);
(xi)Guaranty Obligations permitted pursuant to Section 9.1;
(xii)the Drum Acquisition;
(xiii)(i) Investments in any Receivables Subsidiary that, in the good faith determination of Centuri, are prudent and reasonably necessary to effect or maintain any Permitted Receivables Transaction or any repurchase obligation in connection therewith and (ii) contributions or sales of Receivables Assets in connection with any Permitted Receivables Transaction;
(xiv)Investments not otherwise permitted pursuant to this Section 9.3 in an aggregate amount not to exceed at any time outstanding the greater of (i) $50,000,000 and (ii) 2.0% of Consolidated Total Assets; provided that, immediately before and immediately after giving pro forma effect to any such Investments, no Default or Event of Default shall have occurred and be continuing; and
(xv)Investments not otherwise permitted pursuant to this Section 9.3; provided that, immediately after giving pro forma effect to the making of any such Investment and any Indebtedness incurred in connection therewith, subject to Section 1.12 in connection with a Limited Condition Acquisition, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Consolidated Net Leverage Ratio is less than or equal to 3.50 to 1.00 as of the most recently ended four consecutive fiscal quarter period for which financial statements and the related Officer’s Compliance Certificate have been delivered pursuant to Sections 8.1(a) or (b) and 8.2(a).

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For purposes of determining the amount of any Investment outstanding for purposes of this Section 9.3, such amount shall be deemed to be the amount of such Investment when made, purchased or acquired (without adjustment for subsequent increases or decreases in the value of such Investment) less any amount realized in respect of such Investment upon the sale, collection or return of capital (not to exceed the original amount invested).
SECTION 9.4 Fundamental Changes. Merge, amalgamate, consolidate or enter into any similar combination with, or enter into any Asset Disposition of all or substantially all of its assets (whether in a single transaction or a series of transactions) with, any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) (including, in each case, pursuant to statutory division), except:
(i)any Subsidiary of the US Borrower may merge into the US Borrower in a transaction in which the US Borrower is the surviving Person;
(ii)(i) any Subsidiary (other than a Borrower) may merge into any other Subsidiary in a transaction in which the surviving entity is a US Credit Party and (ii) any US Borrower may merge into another US Borrower;
(iii)any Canadian Subsidiary (other than the Canadian Borrowers) may be merged, amalgamated or consolidated with or into any other Subsidiary in a transaction in which the surviving or resulting entity is a Canadian Credit Party;
(iv)any Subsidiary of the US Borrower may liquidate or dissolve if the US Borrower determines in good faith that such liquidation or dissolution is in the best interests of the US Borrower and is not materially disadvantageous to the Lenders, provided that, to the extent such Subsidiary is a (A) US Credit Party, its assets are transferred to a US Credit Party, and (B) Canadian Credit Party, its assets are transferred to a Canadian Credit Party;
(v)any Consolidated Company may give effect to a merger, amalgamation or consolidation the purpose of which is to effect an Investment or Asset Disposition permitted under Article IX so long as, in the case of any such merger, amalgamation or consolidation to which a Credit Party is a party, (i) such Credit Party is the surviving Person, or (ii) if such Credit Party is not the surviving Person, the surviving Person becomes a Credit Party by executing, upon consummation of such merger, amalgamation or consolidation, such documents (including guaranties and security agreements) as are satisfactory to the Agent to render such surviving Person a Credit Party provided that if a Borrower is party to such merger, amalgamation or consolidation such Borrower shall be the surviving Person;
(vi)any Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) to any Borrower;
(vii)any Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) to any other Subsidiary; provided that such disposal by (i) a US Credit Party shall be permitted to be made only to another US Credit Party and (ii) a Canadian Credit Party shall be permitted to be made only to another Canadian Credit Party; and
(viii)Asset Dispositions permitted by Section 9.5.
SECTION 9.5 Asset Dispositions. Make any Asset Disposition except:
(i)the sale of inventory or assets in the ordinary course of business;
(ii)the transfer of assets to a Borrower or any Subsidiary Guarantor pursuant to any other transaction permitted pursuant to Section 9.4;
(iii)the write-off, discount, sale or other disposition of defaulted or past-due receivables and similar obligations in the ordinary course of business and not undertaken as part of an accounts receivable financing transaction;

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(iv)the disposition of any Hedge Agreement or close out of any position thereunder;
(v)dispositions of Investments in cash and Cash Equivalents;
(vi)the transfer by any Credit Party of its assets to any other Credit Party;
(vii)the transfer by any Non-Credit Party Subsidiary of its assets to any Credit Party (provided that in connection with any new transfer, such Credit Party shall not pay more than an amount equal to the fair market value of such assets as determined in good faith at the time of such transfer);
(viii)the transfer by any Non-Credit Party Subsidiary of its assets to any other Non-Credit Party Subsidiary;
(ix)the sale, abandonment or other disposition of obsolete, worn-out or surplus assets no longer needed or necessary in the business of the Consolidated Company effecting such Asset Disposition or any of its Subsidiaries;
(x)non-exclusive licenses and sublicenses of intellectual property rights in the ordinary course of business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of the Consolidated Companies;
(xi)leases, subleases, licenses or sublicenses of real or personal property granted by Centuri or any of its Subsidiaries to others in the ordinary course of business not interfering in any material respect with the business of the Consolidated Companies;
(xii)Asset Dispositions in connection with Insurance and Condemnation Events; provided that the requirements of Section 4.4(b) are complied with in connection therewith;
(xiii)Asset Dispositions in connection with transactions permitted by Section 9.4 (other than Section 9.4(h));
(xiv)the sale of the Permitted Drum Equity to officers, directors or employees;
(xv)Asset Dispositions not otherwise pursuant to this Section; provided that (i) at the time of such transaction, no Default or Event of Default shall exist or would result from such Asset Disposition and (ii) the aggregate book value of all property disposed of in reliance on this clause (o) shall not exceed $50,000,000 during the term of this Agreement;
(xvi)the sale, discount or other transfer of Receivables Assets pursuant to a Permitted Receivables Transaction; and
(xvii)Asset Dispositions not otherwise permitted pursuant to this Section; provided that (i) at the time of such Asset Disposition, no Default or Event of Default shall exist or would result from such Asset Disposition and (ii) such Asset Disposition is made for fair market value and the consideration received shall be no less than seventy-five percent (75%) in cash.
SECTION 9.6 Restricted Payments. Declare or pay any dividend on, or make any payment or other distribution on account of, or purchase, redeem, retire or otherwise acquire (directly or indirectly), or set apart assets for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any class of Equity Interests of any Credit Party or any Subsidiary thereof, or make any distribution of cash, property or assets to the holders of shares of any Equity Interests of any Credit Party or any Subsidiary thereof (all of the foregoing, the “Restricted Payments”) provided that:
(i)so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any Consolidated Company may pay dividends in shares of its own Qualified Equity Interests;
(ii)any Subsidiary of a Consolidated Company may pay cash dividends to any Credit Party;

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(iii)any Non-Credit Party Subsidiary may make Restricted Payments to any other Non-Credit Party Subsidiary (and, if applicable, to other holders of its outstanding Equity Interests on a ratable basis);
(iv)any Consolidated Company may declare and make Restricted Payments in an amount not to exceed the Available Amount; provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) after giving pro forma effect to such usage and any Indebtedness incurred in connection therewith, Centuri is in compliance with (A) a Consolidated Interest Coverage Ratio of 2.50 to 1.00 and (B) a Consolidated Net Leverage Ratio of (1) 5.50 to 1.00 for the period beginning on September 30, 2022 through and including December 30, 2022, (2) 4.75 to 1.00 for the period beginning on December 31, 2022 through and including December 30, 2023 and (3) 4.00 to 1.00 for the period beginning on December 31, 2023 and thereafter, in each case, determined as of the most recently ended four consecutive fiscal quarter period for which financial statements and the related Officer’s Compliance Certificate have been delivered pursuant to Sections 8.1(a) or (b) and 8.2(a);
(v)any Consolidated Company may declare and make Restricted Payments in an amount not to exceed $25,000,000 per Fiscal Year; provided that, immediately after giving pro forma effect to the making of any such Restricted Payment and any Indebtedness incurred in connection therewith, (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the Consolidated Net Leverage Ratio is greater than 3.50 to 1.00 as of the most recently ended four consecutive fiscal quarter period for which financial statements and the related Officer’s Compliance Certificate have been delivered pursuant to Sections 8.1(a) or (b) and 8.2(a);
(vi)any Consolidated Company may declare and make Restricted Payments in an aggregate amount not to exceed during the term of this Agreement the greater of (i) $50,000,000 and (ii) 2.0% of Consolidated Total Assets; and
(vii)any Consolidated Company may declare and make Restricted Payments not otherwise permitted pursuant to this Section 9.6; provided that, immediately after giving pro forma effect to the making of any such Restricted Payment and any Indebtedness incurred in connection therewith, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Consolidated Net Leverage Ratio is less than or equal to 3.50 to 1.00 as of the most recently ended four consecutive fiscal quarter period for which financial statements and the related Officer’s Compliance Certificate have been delivered pursuant to Sections 8.1(a) or (b) and 8.2(a).
SECTION 9.7 Transactions with Affiliates. Directly or indirectly enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with (a) any officer, director, holder of any Equity Interests in, or other Affiliate of Centuri or any of its Subsidiaries or (b) any Affiliate of any such officer, director or holder, other than:
(1)transactions permitted by Sections 9.1, 9.3, 9.4, 9.5, 9.6 and 9.9;
(2)transactions existing on the Closing Date and described on Schedule 9.7;
(3)transactions (i) between or among US Credit Parties not involving any other Affiliate and (ii) between or among Canadian Credit Parties not involving any other Affiliate;
(4)other transactions in the ordinary course of business on terms as favorable as would be obtained by it on a comparable arm’s-length transaction with an independent, unrelated third party as determined in good faith by the board of directors (or equivalent governing body) of Centuri;
(5)employment and severance arrangements (including equity incentive plans and employee benefit plans and arrangements) with their respective officers and employees in the ordinary course of business;
(6)payment of customary compensation, fees and reasonable out of pocket costs to, and indemnities for the benefit of, directors, officers and employees of the Consolidated Companies in

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the ordinary course of business to the extent attributable to the ownership or operation of the Consolidated Companies;
(7)conveyances of assets to joint ventures pursuant to terms negotiated and agreed to on an arms-length basis with one or more third-parties that were not Affiliates of a Credit Party immediately prior to the execution and delivery of the written agreement setting forth such terms; and
(8) customary overhead allocations and intercompany charges applied by Centuri on a consistent basis to its Subsidiaries generally.
SECTION 9.8 Accounting Changes; Organizational Documents.
(i)Change its Fiscal Year end, or make (without the consent of the Administrative Agent) any material change in its accounting treatment and reporting practices except as required by GAAP.
(ii)Amend, modify or change its articles of incorporation (or corporate charter or other similar organizational documents), or amend, modify or change its bylaws (or other similar documents) in any manner materially adverse to the rights or interests of the Lenders.
SECTION 9.9 Payments and Modifications of Junior Indebtedness.
(i)Amend, modify, waive or supplement (or permit the modification, amendment, waiver or supplement of) any of the terms or provisions of any Junior Indebtedness in any respect which would materially and adversely affect the rights or interests of the Administrative Agent and Lenders hereunder.
(ii)Cancel, forgive, make any payment or prepayment on, or redeem or acquire for value (including, without limitation, (i) by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due and (ii) at the maturity thereof) any Junior Indebtedness, except:
(1)refinancings, refundings, renewals, extensions or exchange of any Junior Indebtedness permitted pursuant to Section 9.1 and by any subordination agreement applicable thereto; and
(2)the payment of interest, expenses and indemnities in respect of Junior Indebtedness (other than any such payments prohibited by the subordination provisions thereof);
(iii)payments and prepayments of any Junior Indebtedness in an amount not to exceed the Available Amount; provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) after giving pro forma effect to such usage and any Indebtedness incurred in connection therewith, Centuri is in compliance with (A) a Consolidated Interest Coverage Ratio of 2.50 to 1.00 and (B) a Consolidated Net Leverage Ratio of (1) 5.50 to 1.00 for the period beginning on September 30, 2022 through and including December 30, 2022, (2) 4.75 to 1.00 for the period beginning on December 31, 2022 through and including December 30, 2023 and (3) 4.00 to 1.00 for the period beginning on December 31, 2023 and thereafter, in each case, determined as of the most recently ended four consecutive fiscal quarter period for which financial statements and the related Officer’s Compliance Certificate have been delivered pursuant to Sections 8.1(a) or (b) and 8.2(a); and
(iv)payments and prepayments of any Junior Indebtedness not otherwise permitted pursuant to this Section 9.9; provided that, immediately before and immediately after giving pro forma effect to the making of any such payment and any Indebtedness incurred in connection therewith, (A) no Default or Event of Default shall have occurred and be continuing and (B) the Consolidated Net Leverage Ratio is less than or equal to 3.50 to 1.00 as of the most recently ended four consecutive fiscal quarter period for which financial statements and the related Officer’s Compliance Certificate have been delivered pursuant to Sections 8.1(a) or (b) and 8.2(a).

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SECTION 9.10 No Further Negative Pledges; Restrictive Agreements.
(i)Enter into, assume or be subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (i) pursuant to this Agreement and the other Loan Documents, (ii) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 9.1(c), (d) or (i) (provided that any such restriction contained therein relates only to the asset or assets acquired in connection therewith and proceeds thereof), (iii)  restrictions contained in the organizational documents of any Subsidiary that is not a Subsidiary Guarantor as of the Closing Date, (iv) customary restrictions in connection with any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien and proceeds thereof) and (v) restrictions contained in Permitted Receivables Transaction Documents (provided that such restrictions and conditions apply solely to (A) Receivables Assets involved in such Permitted Receivables Transaction and (B) any applicable Receivables Subsidiary).
(ii)Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Credit Party or any Subsidiary thereof to (i) pay dividends or make any other distributions to any Credit Party or any Subsidiary on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to any Credit Party, (iii) make loans or advances to any Credit Party, (iv) sell, lease or transfer any of its properties or assets to any Credit Party or (v) act as a Credit Party pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (i) through (v) above) for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents, (B) Applicable Law, (C) any document or instrument governing Indebtedness incurred pursuant to Section 9.1(c), (d) or (i) (provided, that any such restriction contained therein relates only to the asset or assets acquired in connection therewith and proceeds thereof), (D) any Permitted Lien or any document or instrument governing any Permitted Lien (provided, that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien), (E) obligations that are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary of Centuri, so long as such obligations are not entered into in contemplation of such Person becoming a Subsidiary, (F) customary restrictions contained in an agreement related to the sale of Property or the Equity Interests of a Subsidiary (to the extent such sale is permitted pursuant to Section 9.5) that limit the transfer of such Property or Equity Interests of such Subsidiary pending the consummation of such sale, (G) customary restrictions in leases, subleases, licenses and sublicenses or asset sale agreements otherwise permitted by this Agreement so long as such restrictions relate only to the assets subject thereto, (H) customary provisions restricting assignment of any agreement entered into in the ordinary course of business and (I) restrictions contained in Permitted Receivables Transaction Documents (provided that such restrictions and conditions apply solely to (x) Receivables Assets involved in such Permitted Receivables Transaction and (y) any applicable Receivables Subsidiary).
SECTION 9.11 Nature of Business. Engage in any business other than the business conducted by the Consolidated Companies as of the Closing Date and business activities reasonably related or ancillary thereto.
SECTION 9.12 Sale Leasebacks. Directly or indirectly become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease Obligation, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which any Credit Party or any Subsidiary thereof has sold or transferred or is to sell or transfer to a Person which is not another Credit Party or Subsidiary of a Credit Party or (b) which any Credit Party or any Subsidiary of a Credit Party intends to use for substantially the same purpose as any other Property that has been sold or is to be sold or transferred by such Credit Party or such Subsidiary to another Person which is not another Credit Party or Subsidiary of a Credit Party in connection with such lease, except (i) any transaction with respect to Property that is not Collateral, and (ii) any transaction pursuant to which any Indebtedness incurred in connection therewith, the Liens securing such Indebtedness and the Asset Disposition related thereto are otherwise expressly permitted pursuant to Sections 9.1, 9.2 and 9.5, respectively.

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SECTION 9.13 Financial Covenants.
(i)Consolidated Interest Coverage Ratio. As of the last day of any fiscal quarter, permit the Consolidated Interest Coverage Ratio to be less than 2.50 to 1.00.
(ii)Consolidated Net Leverage Ratio. As of the last day of any fiscal quarter during the periods set forth below, permit the Consolidated Net Leverage Ratio to be greater than the corresponding ratio set forth below:

Period	Maximum Consolidated Net Leverage Ratio
Closing Date through September 30, 2022	5.50 to 1.00
December 31, 2022 through June 30, 2023	6.00 to 1.00
September 30, 2023	5.50 to 1.00
December 31, 2023	4.50 to 1.00
March 31, 2024 and thereafter	4.00 to 1.00

Notwithstanding the foregoing, for any measurement period ending on or after March 31, 2024, in connection with any Permitted Acquisition having aggregate cash consideration (including cash, Cash Equivalents and other deferred payment obligations) in excess of $150,000,000, Centuri may, at its election, in connection with such Permitted Acquisition and upon prior written notice to the Administrative Agent, increase the required Consolidated Net Leverage Ratio pursuant to this Section 9.13(b) to up to 4.50 to 1.00 (at Centuri’s option), which such increase shall be applicable (i) with respect to a Permitted Acquisition that is not a Limited Condition Acquisition, for the fiscal quarter in which such Permitted Acquisition is consummated and the three (3) consecutive quarterly test periods thereafter or (ii) with respect to a Permitted Acquisition that is a Limited Condition Acquisition, for purposes of determining compliance on a Pro Forma Basis with this Section 9.13(b) on the LCA Test Date, for the fiscal quarter in which such Permitted Acquisition is consummated and for the three (3) consecutive quarterly test periods after which such Permitted Acquisition is consummated (each, a “Leverage Ratio Increase”); provided that (x) such increase shall apply solely with respect to compliance with this Section 9.13(b) and any determination of the Consolidated Net Leverage Ratio for purposes of the definition of Permitted Acquisition and any incurrence test with respect to any Indebtedness used to finance a Permitted Acquisition and shall not apply to any other incurrence test set forth in this Agreement and (y) there shall be at least two full fiscal quarters following the cessation of each such Leverage Ratio Increase during which no Leverage Ratio Increase shall then be in effect.

The provisions of this Section 9.13 are for the benefit of the Revolving Credit Lenders only and the Required Revolving Credit Lenders may amend, waive or otherwise modify this Section 9.13 or the defined terms used for purposes of this Section 9.13 or waive any Default or Event of Default resulting from a breach of this Section 9.13 in accordance with the provisions of Section 12.2.

SECTION 9.14 Disposal of Subsidiary Interests. Permit any US Subsidiary existing as of the date hereof to be a non-Wholly-Owned Subsidiary except as a result of or in connection with a dissolution, merger, amalgamation, consolidation or disposition permitted by Section 9.4 or 9.5, except in connection with the grant of the Permitted Drum Equity to officers, directors or employees.
ARTICLE 10

DEFAULT AND REMEDIES
SECTION 10.1 Events of Default. Each of the following shall constitute an Event of Default:
(i)Default in Payment of Principal of Loans and Reimbursement Obligations. Any Borrower shall default in any payment of principal of any Loan or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise).

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(ii)Other Payment Default. Any Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue for a period of three (3) Business Days.
(iii)Misrepresentation. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, in any other Loan Document, or in any document delivered in connection herewith or therewith that is subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any respect when made or deemed made or any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, any other Loan Document, or in any document delivered in connection herewith or therewith that is not subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any material respect when made or deemed made.
(iv)Default in Performance of Certain Covenants. Any Credit Party or any Subsidiary thereof shall default in the performance or observance of any covenant or agreement contained in Sections 8.1(a), (b) or (d), 8.2(a) or (b), 8.3(a), 8.4, 8.13, 8.15, 8.16, 8.17, 8.18 or 8.19 or Article IX; provided that a breach of the financial covenants set forth in Section 9.13 shall not constitute an Event of Default with respect to any Term Loans, and the Term Loan Lenders shall not be permitted to exercise any remedies with respect to a breach of the financial covenants set forth in Section 9.13, unless and until the Required Revolving Credit Lenders have declared all amounts outstanding under the Revolving Credit Facility to be due and payable and all outstanding Revolving Credit Commitments to be terminated, in each case in accordance with this Agreement and such declaration has not been rescinded.
(v)Default in Performance of Other Covenants and Conditions. Any Credit Party or any Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for in Section 10.1(a), (b), (c) or (d)) or any other Loan Document and such default shall continue for a period of thirty (30) days after the earlier of (i) the Administrative Agent’s delivery of written notice thereof to Centuri and (ii) a Responsible Officer of any Credit Party having obtained knowledge thereof.
(vi)Indebtedness Cross-Default. Any Credit Party or any Subsidiary thereof shall (i) default in the payment of any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate outstanding principal amount, or with respect to any Hedge Agreement, the Hedge Termination Value, of which is in excess of the Threshold Amount beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate outstanding principal amount, or with respect to any Hedge Agreement, the Hedge Termination Value, of which is in excess of the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, any such Indebtedness to become due prior to its stated maturity (any applicable grace period having expired).
(vii)[Intentionally Omitted].
(viii)Change in Control. Any Change in Control shall occur.
(ix)Voluntary Bankruptcy Proceeding. Any Credit Party or any Subsidiary thereof or Southwest Gas shall (i) commence a voluntary case under any Debtor Relief Laws, (ii) file a petition seeking to take advantage of any Debtor Relief Laws, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under any Debtor Relief Laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

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(x)Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party or any Subsidiary thereof or Southwest Gas in any court of competent jurisdiction seeking (i) relief under any Debtor Relief Laws, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or any Subsidiary thereof or Southwest Gas or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.
(xi)Failure of Agreements. Any provision of this Agreement or any provision of any other Loan Document shall for any reason cease to be valid and binding on any Credit Party or any Subsidiary thereof party thereto or any such Person shall so state in writing, or any Loan Document shall for any reason cease to create a valid and perfected first priority Lien (subject to Permitted Liens) on, or security interest in, any of the Collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof.
(xii)Employee Benefit Plan Events. The occurrence of any of the following events: (i) any Credit Party or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Sections 412 or 430 of the Code, any Credit Party or any ERISA Affiliate is required to pay as contributions thereto and such unpaid amounts are in excess of the Threshold Amount, (ii) any Credit Party fails to make full payment when due of all amounts which, under the provisions of any Canadian Employee Benefit Plan or under Canadian Pension Laws, any Credit Party is required to pay as contributions thereto and such unpaid amounts are in excess of the Threshold Amount, (iii) a Termination Event or Canadian Termination Event or (iv) any Credit Party or any ERISA Affiliate as employers under one or more Multiemployer Plans makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding the Threshold Amount.
(xiii)Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments or orders (net of any amounts paid or fully covered by independent third party insurance as to which the relevant insurance company does not dispute coverage) to exceed the Threshold Amount shall be entered against any Credit Party or any Subsidiary thereof by any court and such judgment or order shall continue without having been discharged, vacated or stayed for a period of thirty (30) consecutive days after the entry thereof.
SECTION 10.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to Centuri:
(i)Acceleration; Termination of Credit Facility. Terminate the Revolving Credit Commitment and declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of any Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 10.1(i) or (j), the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding; provided that upon the occurrence and during the continuance of any Event of Default attributable to a failure to comply with the financial covenants set forth in Section 9.13 (which has not become an Event of Default with respect to the Term Loans pursuant to Section 10.1(d)), actions pursuant to this clause (a) may be taken by the Required Revolving Credit Lenders with respect to the Revolving Credit Loans and the Revolving Credit

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Commitments only (without the requirement for Required Lender action) or by the Administrative Agent at the direction of the Required Revolving Credit Lenders.
(ii)Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrowers shall at such time deposit in a Cash Collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such Cash Collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Secured Obligations on a pro rata basis and in accordance with Section 10.4. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Secured Obligations shall have been paid in full, the balance, if any, in such Cash Collateral account shall be returned to the Borrowers.
(iii)General Remedies. Exercise on behalf of the Secured Parties all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Secured Obligations.
SECTION 10.3 Rights and Remedies Cumulative; Non-Waiver; etc.
(i)The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrowers, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.
(ii)Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 10.2 for the benefit of all the Lenders and the Issuing Lenders; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Issuing Lender or any Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an Issuing Lender or Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 12.4 (subject to the terms of Section 5.6), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 10.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 5.6, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
SECTION 10.4 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 10.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received on account of the Secured Obligations and all net proceeds from the enforcement of the Secured Obligations shall be applied:

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(i)with respect to any payment received from or on behalf of, or any net proceeds from the enforcement of the Secured Obligations received from or on behalf of, any US Credit Party (or proceeds from any Collateral owned by any US Credit Party):
First, to payment of that portion of the US Secured Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the US Secured Obligations constituting fees (other than Commitment Fees and Letter of Credit fees payable to the Revolving Credit Lenders), indemnities and other amounts (other than principal and interest) payable to the Lenders, the Issuing Lenders and the Swingline Lenders under the Loan Documents, including attorney fees, ratably among the Lenders, the Issuing Lenders and the Swingline Lenders in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the US Secured Obligations constituting accrued and unpaid Commitment Fees, Letter of Credit fees payable to the Revolving Credit Lenders and interest on the Loans and Reimbursement Obligations, ratably among the Lenders, the Issuing Lenders and the Swingline Lenders in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the US Secured Obligations constituting unpaid principal of the Loans, Reimbursement Obligations and payment obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements and to Cash Collateralize any US L/C Obligations then outstanding, ratably among the Lenders, the Issuing Lenders, Swingline Lenders, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth payable to them;
Fifth, to the payment of the Canadian Secured Obligations in the order set forth in clause (b) below; and
Last, the balance, if any, after all of the US Secured Obligations and the Canadian Secured Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Applicable Law.
(ii)with respect to any payment received from or on behalf of, or any net proceeds from the enforcement of the Secured Obligations received from or on behalf of, any Canadian Credit Party (or proceeds from any Collateral owned by any Canadian Credit Party):
First, to payment of that portion of the Canadian Secured Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Canadian Secured Obligations constituting fees (other than Commitment Fees and Letter of Credit fees payable to the Revolving Credit Lenders), indemnities and other amounts (other than principal and interest) payable to the Lenders, the Issuing Lenders and the Swingline Lenders under the Loan Documents, including attorney fees, ratably among the Lenders, the Issuing Lenders and the Swingline Lenders in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Canadian Secured Obligations constituting accrued and unpaid Commitment Fees and Letter of Credit fees payable to the Revolving Credit Lenders and interest on the Loans and the Reimbursement Obligations, ratably among the Lenders, the Issuing Lenders and the Swingline Lenders in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Canadian Secured Obligations constituting unpaid principal of the Loans, Reimbursement Obligations and payment obligations then owing under

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Secured Hedge Agreements with Canadian Hedge Banks and Secured Cash Management Agreements with Canadian Cash Management Banks and to Cash Collateralize any Canadian L/C Obligations then outstanding, ratably among the Lenders, the Issuing Lenders and the Swingline Lenders, the Canadian Hedge Banks and the Canadian Cash Management Banks in proportion to the respective amounts described in this clause Fourth payable to them; and
Last, the balance, if any, after all of the Canadian Secured Obligations have been indefeasibly paid in full, to the Canadian Borrowers or as otherwise required by Applicable Law.
Notwithstanding the foregoing, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be, following such acceleration or exercise of remedies and at least three (3) Business Days prior to the application of the proceeds thereof. Each Cash Management Bank or Hedge Bank that is not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XI for itself and its Affiliates as if a “Lender” party hereto.
SECTION 10.5 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(i)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Lenders and the Administrative Agent under Sections 3.3, 5.3 and 12.3) allowed in such judicial proceeding; and
(ii)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.3, 5.3 and 12.3.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any Issuing Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or any Issuing Lender in any such proceeding.
SECTION 10.6 Credit Bidding.
(i)The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, exercisable at the discretion of the Required Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, and/or the PPSA, as applicable, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the

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United States Bankruptcy Code, including Section 363 thereof or any of the applicable Debtor Relief Laws, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with Applicable Law. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Administrative Agent to make such credit bid or purchase and, in connection therewith, the Administrative Agent is authorized, on behalf of itself and the other Secured Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Secured Obligations to any such acquisition vehicle in exchange for Equity Interests and/or debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Secured Parties on the basis of the Secured Obligations so assigned by each Secured Party); provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 12.2.
(ii)Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Loan Document or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC and/or PPSA sales, as applicable, or other similar dispositions of Collateral.
SECTION 10.7 Judgment Currency. If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Agreement in Dollars or in any other currency (hereinafter in this Section 10.7 called the “first currency”) into any other currency (hereinafter in this Section 10.7 called the “second currency”), then the conversion shall be made at the Administrative Agent’s spot rate of exchange for buying the first currency with the second currency prevailing at the Administrative Agent’s close of business on the Business Day next preceding the day on which the judgment is given or (as the case may be) the order is made. Any payment made by a Credit Party to any Secured Party pursuant to this Agreement in the second currency shall constitute a discharge of the obligations of any applicable Credit Parties to pay to such Secured Party any amount originally due to the Secured Party in the first currency under this Agreement only to the extent of the amount of the first currency which such Secured Party is able, on the date of the receipt by it of such payment in any second currency, to purchase, in accordance with such Secured Party’s normal banking procedures, with the amount of such second currency so received. If the amount of the first currency falls short of the amount originally due to such Secured Party in the first currency under this Agreement, the Credit Parties agree that they will indemnify each Secured Party against and save such Secured Party harmless from any shortfall so arising. If the amount of the first currency exceeds the amount originally due to a Secured Party in the first currency under this Agreement, such Secured Party shall promptly remit such excess to the Credit Parties. The covenants contained in this Section 10.7 shall survive the termination of the Loan Documents and payment of the obligations hereunder.
ARTICLE 11

THE ADMINISTRATIVE AGENT
SECTION 11.1 Appointment and Authority.
(i)Each of the Lenders and each Issuing Lender hereby irrevocably appoints, designates and authorizes Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as provided in Sections 11.6 and 11.9 the provisions of this Article are solely for the benefit of the Administrative Agent, the Arrangers, the Lenders, the Issuing Lenders and their respective Related Parties, and no Consolidated Company shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of

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any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
(ii)The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including each holder of Secured Hedge Obligations and Secured Cash Management Obligations) and the Issuing Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and such Issuing Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Credit Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto (including, without limitation, to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article XI for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of Articles XI and XII (including Section 12.3, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.
SECTION 11.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial advisory, underwriting, capital markets or other business with the Consolidated Companies or other Affiliates thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto.
SECTION 11.3 Exculpatory Provisions.
(i)The Administrative Agent, the Arrangers and their respective Related Parties shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent, the Arrangers and their respective Related Parties:
(1)shall not be subject to any agency, trust, fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;
(2)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law;
(3)shall not, have any duty to disclose, and shall not be liable for the failure to disclose to any Lender, any Issuing Lender or any other Person, any credit or other information relating concerning the business, prospects, operations, properties, assets, financial or other condition or creditworthiness of the Consolidated Companies or any of their respective Subsidiaries or Affiliates that is communicated to, obtained by or otherwise in the possession of the Person serving as the Administrative Agent, the Arrangers or their respective Related Parties in any capacity, except for notices, reports and other documents that are required to be furnished by the Administrative Agent to the Lenders pursuant to the express provisions of this Agreement; and

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(4)shall not be required to account to any Lender or any Issuing Lender for any sum or profit received by the Administrative Agent for its own account.
(ii)The Administrative Agent, the Arrangers and their respective Related Parties shall not be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 12.2 and Section 10.2) or (ii) in the absence of its own gross negligence, willful misconduct or breach in bad faith of obligations hereunder as determined by a court of competent jurisdiction by final non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default and indicating that such notice is a “Notice of Default” is given to the Administrative Agent by a Borrower, a Lender or an Issuing Lender.
(iii)The Administrative Agent, the Arrangers and their respective Related Parties shall not be responsible for or have any duty or obligations to any Lender or Participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith (including any report provided to it by an Issuing Lender pursuant to Section 3.9), (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, (vi) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vii) the utilization of any Issuing Lender’s L/C Commitment (it being understood and agreed that each Issuing Lender shall monitor compliance with its own L/C Commitment without any further action by the Administrative Agent).
SECTION 11.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Each Lender or Issuing Lender that has signed this Agreement or a signature page to an Assignment and Assumption or any other Loan Document pursuant to which it is to become a Lender or Issuing Lender hereunder shall be deemed to have consented to, approved and accepted and shall deemed satisfied with each document or other matter required thereunder to be consented to, approved or accepted by such Lender or Issuing Lender or that is to be acceptable or satisfactory to such Lender or Issuing Lender.
SECTION 11.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable

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judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
SECTION 11.6 Resignation of Administrative Agent.
(i)The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lenders and the Borrowers. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor, which shall be a bank or financial institution reasonably experienced in serving as administrative agent on syndicated bank facilities with an office in the United States, or an Affiliate of any such bank or financial institution with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(ii)If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to Centuri and such Person, remove such Person as Administrative Agent and, in consultation with the Borrowers, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(iii)With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 12.3 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent or relating to its duties as Administrative Agent that are carried out following its retirement or removal, including, without limitation, any actions taken with respect to acting as collateral agent or otherwise holding any Collateral on behalf of any of the Secured Parties or in respect of any actions taken in connection with the transfer of agency to a replacement or successor Administrative Agent.
(iv)Any resignation by, or removal of, Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as an Issuing Lender and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender, if in its sole discretion it elects to, and Swingline Lender, (b) the retiring Issuing Lender and Swingline Lender shall be

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discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Lender, if in its sole discretion it elects to, shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit.
SECTION 11.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each Issuing Lender expressly acknowledges that none of the Administrative Agent, any Arranger or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, any Arranger or any of their respective Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of the Consolidated Companies and their Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, any Arranger or any of their respective Related Parties to any Lender, any Issuing Lender or any other Secured Party as to any matter, including whether the Administrative Agent, any Arranger or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lender and each Issuing Lender expressly acknowledges, represents and warrants to the Administrative Agent and each Arranger that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of making, acquiring, purchasing or holding any other type of financial instrument, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Consolidated Companies and their Subsidiaries, all applicable bank or other regulatory Applicable Laws relating to the Transactions and the transactions contemplated by this Agreement and the other Loan Documents and (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder. Each Lender and each Issuing Lender also acknowledges that (i) it will, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Consolidated Companies and their Subsidiaries and (ii) it will not assert any claim in contravention of this Section 11.7.
SECTION 11.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arrangers or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Lender hereunder, but each such Person shall have the benefit of the indemnities and exculpatory provisions hereof.
SECTION 11.9 Collateral and Guaranty Matters.
(i)Each of the Lenders (including in its or any of its Affiliate’s capacities as a holder of Secured Hedge Obligations and Secured Cash Management Obligations) irrevocably authorize the Administrative Agent:
(1)to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Loan Document (A) upon the termination of the Revolving Credit Commitment and payment in full of all Secured Obligations (other than (1) contingent indemnification obligations and (2) Secured Cash Management Obligations or Secured Hedge Obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized or as to which other arrangements satisfactory to the

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Administrative Agent and the applicable Issuing Lender shall have been made), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition to a Person other than a Credit Party permitted under the Loan Documents, as certified by Centuri, or (C) if approved, authorized or ratified in writing by the Required Lenders in accordance with Section 12.2; provided that any release of all or substantially of the Collateral shall be subject to Section 12.2(j);
(2)to subordinate any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien permitted pursuant to Section 9.2(h); provided that the subordination of all or substantially all of the Collateral shall be subject to Section 12.2(j); and
(3)to release any Subsidiary Guarantor from its obligations under any Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents, as certified by Centuri; provided that the release of Subsidiary Guarantors comprising substantially all of the credit support for the Secured Obligations shall be subject to Section 12.2(i).
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under any Guaranty Agreement pursuant to this Section 11.9. In each case as specified in this Section 11.9, the Administrative Agent will, at the Borrowers’ expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Subsidiary Guarantor from its obligations under such Guaranty Agreement, in each case in accordance with the terms of the Loan Documents and this Section 11.9. In the case of any such sale, transfer or disposal of any property constituting Collateral in a transaction constituting an Asset Disposition permitted pursuant to Section 9.5 to a Person other than a Credit Party, the Liens created by any of the Security Documents on such property shall be automatically released without need for further action by any person. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, without the consent of the Required Lenders, no Credit Party shall be released from its obligations under the Loan Documents if such Credit Party ceases to be a Wholly Owned Subsidiary solely by virtue of a disposition or issuance of Equity Interests, unless (x) such disposition or issuance is a good faith disposition or issuance to a bona-fide unaffiliated third party whose primary purpose is not the release of the Guarantee and obligations of such Credit Party under the Loan Documents and (y) the Investment of the Credit Parties in such Subsidiary shall be deemed a de novo Investment as at that time and such Investment shall be permitted under Section 9.3.
(ii)The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.
SECTION 11.10 Secured Hedge Agreements and Secured Cash Management Agreements. No Cash Management Bank or Hedge Bank that obtains the benefits of Section 10.4 or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral), or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of any Guarantee or any Security Document, other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Except as expressly provided in Section 10.4, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Cash Management Agreements and Secured Hedge Agreements.
SECTION 11.11 Erroneous Payments.
(i)Each Lender, each Issuing Lender, each other Secured Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent

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manifest error) such Lender or Issuing Lender or any other Secured Party (or the Lender Affiliate of a Secured Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Lender or other Secured Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its reasonable discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, (A) an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 11.11(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), and (B) such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(ii)Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence.
(iii)In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in Same Day Funds and in the currency so received, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the Overnight Rate.
(iv)In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, the Administrative Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such revocation all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be

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made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 12.9 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person.
(v)Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 11.11 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrowers or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers or any other Credit Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.
(vi)Each party’s obligations under this Section 11.11 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
(vii)Nothing in this Section 11.11 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment.
ARTICLE 12

MISCELLANEOUS
SECTION 12.1 Notices.
(i)Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:
If to the Borrowers:
Centuri Group, Inc.
19820 North 7th Avenue, #120
Phoenix, Arizona 85027
Attention of: Jason Wilcock, Executive Vice President/General Counsel and Corporate Secretary
Telephone No.: (623) 582-1235
Facsimile No.: (623) 582-6853
E-mail: jwilcock@NextCenturi.com
With copies to:
Southwest Gas Holdings, Inc.
5241 Spring Mountain Road
Las Vegas, NV 89150
Attention of: Karen S. Haller, General Counsel

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Telephone No.: (702) 364-3191
Facsimile No.: (702) 364-3452
E-mail: karen.haller@swgas.com
and
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202-5306
Attention of: Heidi M. Furlong
Telephone No.: (414) 297-5620
Facsimile: (414) 297-4900
E-mail: HFurlong@foley.com

If to Wells Fargo as
Administrative Agent:
Wells Fargo Bank, National Association
MAC D1109-019
1525 West W.T. Harris Blvd.
Charlotte, NC 28262
Attention of: Syndication Agency Services
Telephone No.: (704) 590-2703
Facsimile No.: (704) 715-0092
With copies to:
Wells Fargo Bank, National Association
100 W. Washington Street, 25th Floor
Phoenix, AZ 85003
MAC S4101-251
Attention of: Aaron Lemke
Telephone No.: (602) 378-6629
Facsimile No.: (602) 378-1360
E-mail: aaron.k.lemke@wellsfargo.com
If to any Lender:
To the address of such Lender set forth on the Register
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).
(ii)Electronic Communications. Notices and other communications to the Lenders and the Issuing Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any Issuing Lender pursuant to Article II or III if such Lender or such Issuing Lender, as applicable, has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or a Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested”

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function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or other communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
(iii)Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to Centuri and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit requested.
(iv)Change of Address, Etc. Each of the Borrowers, the Administrative Agent, any Issuing Lender or any Swingline Lender may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. Any Lender may change its address or facsimile number for notices and other communications hereunder by notice to Centuri, the Administrative Agent, each Issuing Lender and each Swingline Lender.
(v)Platform.
(1)Each Credit Party agrees that the Administrative Agent may, but shall not be obligated to, make the Borrower Materials available to the Issuing Lenders and the other Lenders by posting the Borrower Materials on the Platform.
(2)The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the accuracy or completeness of the Borrower Materials or the adequacy of the Platform, and expressly disclaim liability for errors or omissions in the Borrower Materials. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Borrower Materials or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Credit Party, any Lender or any other Person or entity for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Credit Party’s or the Administrative Agent’s transmission of communications through the Internet (including, without limitation, the Platform), except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided that in no event shall any Agent Party have any liability to any Credit Party, any Lender, the Issuing Lender or any other Person for indirect, special, incidental, consequential or punitive damages, losses or expenses (as opposed to actual damages, losses or expenses).
(vi)Private Side Designation. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States Federal and state securities Applicable Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrowers or their respective securities for purposes of United States Federal or state securities Applicable Laws.
SECTION 12.2 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or in the case of any amendment which directly affects only one Class under the Credit Facility, the Required Facility Lenders, and not the Required Lenders or the Required Facility Lenders, as applicable) (or

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by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrowers; provided, that no amendment, waiver or consent shall:
(i)without the prior written consent of the Required Revolving Credit Lenders, amend, modify or waive (i) Section 6.2 or any other provision of this Agreement if the effect of such amendment, modification or waiver is to require the Revolving Credit Lenders (pursuant to, in the case of any such amendment to a provision hereof other than Section 6.2, any substantially concurrent request by any Borrower for a borrowing of Revolving Credit Loans or issuance of Letters of Credit) to make Revolving Credit Loans when such Revolving Credit Lenders would not otherwise be required to do so, (ii) the amount of the Swingline Commitment or (iii) the amount of the L/C Sublimit;
(ii)increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 10.2) or the amount of Loans of any Lender, in any case, without the written consent of such Lender;
(iii)waive, extend or postpone any date fixed by this Agreement or any other Loan Document for any payment or prepayment of principal (it being understood that a waiver of a mandatory prepayment under Section 4.4(b) shall only require the consent of the Required Term Loan Lenders), interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby (provided that a waiver of a mandatory prepayment under Section 4.4(b) shall only require the consent of Required Lenders);
(iv)reduce the principal of, or the rate of interest specified herein on, any Loan or Reimbursement Obligation, or (subject to clause (iv) of the proviso set forth in the paragraph below) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary (i) to waive any obligation of the Borrowers to pay interest at the rate set forth in Section 5.1(b) during the continuance of an Event of Default or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Obligation or to reduce any fee payable hereunder;
(v)change Section 5.6 or Section 10.4 in a manner that would alter the pro rata sharing of payments or order of application required thereby without the written consent of each Lender directly and adversely affected thereby;
(vi)change Section 4.4(b)(v) in a manner that would alter the order of application of amounts prepaid pursuant thereto without the written consent of each Lender directly and adversely affected thereby;
(vii)except as otherwise permitted by this Section 12.2 change any provision of this Section or reduce the percentages specified in the definitions of “Required Lenders,” “Required Revolving Credit Lenders”, “Required Facility Lenders” or “Required Term Loan Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly and adversely affected thereby;
(viii)impose any greater restriction on the ability of any Lender under any Class to assign any of its rights or obligations hereunder without the written consent of the Required Facility Lenders under such Class;
(ix)consent to the assignment or transfer by any Credit Party of such Credit Party’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 9.4), in each case, without the written consent of each Lender;
(x)release (i) all of the Subsidiary Guarantors or (ii) Subsidiary Guarantors comprising all or substantially all of the credit support for the Secured Obligations, in any case, from any Guaranty Agreement (other than as authorized in Section 11.9), without the written consent of each Lender;
(xi)release or subordinate all or substantially all of the Collateral or release or subordinate any Security Document (or any Lien created thereby) (other than as authorized in Section 11.9 (other than Section

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11.9(a)(i)(C)) or as otherwise specifically permitted or contemplated in this Agreement or the applicable Security Document) without the written consent of each Lender;
(xii)amend, waive or otherwise modify any provision of Section 9.13 (or any defined terms used therein, but only for purposes of Section 9.13 and not for any other purposes, including, without limitation, any pro forma compliance or incurrence tests) or waive any Event of Default resulting from a breach of the financial covenants set forth in Section 9.13, in each case without the written consent of the Required Revolving Credit Lenders; or
(xiii)subordinate any of the Obligations owed to the Lenders under a particular Credit Facility in right of payment or otherwise adversely affect the priority of payment of any of such Obligations without the consent of each Lender directly and adversely affected thereby;
provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each affected Issuing Lender in addition to the Lenders required above, affect the rights or duties of such Issuing Lender under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the applicable Swingline Lender in addition to the Lenders required above, affect the rights or duties of such Swingline Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (v) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) may be effected by an agreement or agreements in writing entered into by the Borrowers and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time, (vi) each Letter of Credit Application may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; provided that a copy of such amended Letter of Credit Application shall be promptly delivered to the Administrative Agent upon such amendment or waiver, (vii) the Administrative Agent and the Borrowers shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrowers shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency, or omission of a technical or immaterial nature in any such provision; (viii) the Administrative Agent (and, if applicable, the Borrowers) may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 5.8(c) in accordance with the terms of Section 5.8(c); and (ix) the Required Revolving Credit Lenders may (x) amend or otherwise modify the financial covenants set forth in Section 9.13 or, solely for purposes of such financial covenants, the defined terms used, directly or indirectly, therein, or (y) waive any noncompliance with the financial covenants set forth in Section 9.13 or any Event of Default resulting from any such noncompliance, in each case without the consent of any other Lenders. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Revolving Credit Commitment of such Lender may not be increased or extended without the consent of such Lender, and (B) any amendment, waiver or consent hereunder which requires the consent of all Lenders or each affected Lenders that by its terms disproportionately and adversely affects any such Defaulting Lender relative to other affected Lenders shall require the consent of such Defaulting Lender.
Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent, to enter into amendments or modifications to this Agreement (including, without limitation, amendments to this Section 12.2) or any of the other Loan Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 5.13, 5.18 and 5.19 (including, without limitation, as applicable, (1) to permit the Incremental Term Loans, Extended Term Loans, Incremental Revolving Credit Facility Increases, extended Revolving Credit Commitments or Extended Revolving Credit Loans, as applicable, to share ratably in the benefits of this Agreement and the other Loan Documents, (2) to include

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the Incremental Term Loan Commitments, the Incremental Revolving Credit Facility Increase or the Extended Revolving Credit Commitments, as applicable, or outstanding Incremental Term Loans, outstanding Incremental Revolving Credit Facility Increase, outstanding Extended Revolving Credit Loans or outstanding Extended Term Loans, as applicable, in any determination of (i) Required Lenders or Required Revolving Credit Lenders, as applicable or (ii) similar required lender terms applicable thereto); provided that no amendment or modification shall result in any increase in the amount of any Lender’s Commitment or any increase in any Lender’s Commitment Percentage, in each case, without the written consent of such affected Lender, (3) amend and restate this Agreement if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and the other Loan Documents and (4) to make amendments to any outstanding tranche of Term Loans to permit any Incremental Term Loans or Commitments relating thereto to be “fungible” (including, without limitation, for purposes of the Code) with such tranche of Term Loans, including, without limitation, increases in the Applicable Margin or any fees payable to such outstanding tranche of Term Loans or providing such outstanding tranche of Term Loans with the benefit of any call protection or covenants that are applicable to the proposed Incremental Term Loans or Commitments relating thereto; provided that any such amendments or modifications to such outstanding tranche of Term Loans shall not directly adversely affect the Lenders holding such tranche of Term Loans without their consent.
SECTION 12.3 Expenses; Indemnity.
(i)Costs and Expenses. The Borrowers shall pay, (i) all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses incurred by any Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out of pocket expenses incurred by the Administrative Agent, any Lender or any Issuing Lender (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any Issuing Lender) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(ii)Indemnification by the Borrowers. The Borrowers shall indemnify the Administrative Agent (and any sub-agent thereof), each Arranger, each Lender and each Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including, without limitation, any Environmental Claims), penalties, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrowers or any other Credit Party), arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby (including, without limitation, the Transactions), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Credit Party or any Subsidiary thereof, or any Environmental Claim related in any way to any Credit Party or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including, without limitation, any Environmental Claims),

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investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including without limitation, reasonable attorneys and consultant’s fees, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (B) result from a claim brought by any Credit Party or any Subsidiary thereof against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Credit Party or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 12.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
(iii)Reimbursement by Lenders. To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any Arranger, any Issuing Lender, any Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Lender, such Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time, or if the Total Credit Exposure has been reduced to zero, then based on such Lender’s share of the Total Credit Exposure immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that with respect to such unpaid amounts owed to any Issuing Lender or any Swingline Lender solely in its capacity as such, only the Revolving Credit Lenders shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Revolving Credit Lenders’ Revolving Credit Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought or, if the Revolving Credit Commitment has been reduced to zero as of such time, determined immediately prior to such reduction); provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), such Issuing Lender or such Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), such Issuing Lender or such Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 5.7.
(iv)Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, each Borrower and each other Credit Party shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
(v)Payments. All amounts due under this Section shall be payable promptly after written demand therefor.
(vi)Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder.
SECTION 12.4 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Lender, each Swingline Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender,

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such Issuing Lender, such Swingline Lender or any such Affiliate to or for the credit or the account of the Borrowers or any other Credit Party against any and all of the obligations of the Borrowers or such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, such Issuing Lender or such Swingline Lender or any of their respective Affiliates, irrespective of whether or not such Lender, such Issuing Lender, such Swingline Lender or any such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrowers or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender, such Issuing Lender, such Swingline Lender or such Affiliate different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender or any Affiliate thereof shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 10.4 and, pending such payment, shall be segregated by such Defaulting Lender or Affiliate of a Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders, the Swingline Lenders and the Lenders, and (y) the Defaulting Lender or its Affiliate shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender or any of its Affiliates as to which it exercised such right of setoff. The rights of each Lender, each Issuing Lender, each Swingline Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Lender, such Swingline Lender or their respective Affiliates may have. Each Lender, such Issuing Lender and such Swingline Lender agree to notify the Borrowers and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
SECTION 12.5 Governing Law; Jurisdiction, Etc.
(i)Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.
(ii)Submission to Jurisdiction. The Borrowers and each other Credit Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, any Issuing Lender, any Swingline Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender, any Issuing Lender or any Swingline Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrowers or any other Credit Party or its properties in the courts of any jurisdiction.
(iii)Waiver of Venue. The Borrowers and each other Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(iv)Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

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SECTION 12.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 12.7 Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of any of the Secured Parties or to any Secured Party directly or the Administrative Agent or any Secured Party receives any payment or proceeds of the Collateral or any Secured Party exercise its right of setoff, which payments or proceeds (including any proceeds of such setoff) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other Applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent, and each Lender and each Issuing Lender severally agrees to pay to the Administrative Agent upon demand its applicable ratable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent plus interest thereon at a per annum rate equal to the Federal Funds Rate from the date of such demand to the date such payment is made to the Administrative Agent.
SECTION 12.8 Injunctive Relief. The Borrowers recognizes that, in the event the Borrowers fail to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrowers agree that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.
SECTION 12.9 Successors and Assigns; Participations.
(i)Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrowers nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(ii)Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it); provided that, in each case with respect to any Credit Facility, any such assignment shall be subject to the following conditions:
(1)Minimum Amounts.
(a)in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to

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any Credit Facility) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(b)in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $1,000,000, in the case of any assignment in respect of the Term Loan Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, Centuri otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that Centuri shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by Centuri prior to such fifth (5th) Business Day;
(2)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned and each assignment of Term Loans shall be a ratable assignment of the assigning Lender’s Term Loans made to the US Borrowers and the assigning Lender’s Term Loans made to the Canadian Borrowers (if any);
(3)Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:
(a)the consent of Centuri (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that Centuri shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and provided, further, that Centuri’s consent shall not be required during the period commencing on the Closing Date and ending on the date that is ninety (90) days following the Closing Date;
(b)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) the Revolving Credit Facility if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) the Term Loans to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and
(c)the consents of the Issuing Lenders and the Swingline Lenders (such consents not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility.
(4)Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment; provided that (A) only one such fee will be payable in connection with simultaneous assignments to two or more related Approved Funds by a Lender and (B) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

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(5)No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrowers or any of the Borrowers’ respective Subsidiaries or Affiliates or (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).
(6)No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).
(7)Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Centuri and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lenders, the Swingline Lenders and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Revolving Credit Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.8, 5.9, 5.10, 5.11 and 12.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section (other than a purported assignment to a natural Person or any Borrower or any of the Borrowers’ Subsidiaries or Affiliates, which shall be null and void.)
(iii)Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices in Charlotte, North Carolina, a copy of each Assignment and Assumption and each Incremental Amendment delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice.
(iv)Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person)

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or any Borrower or any of the Borrowers’ Subsidiaries or Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Issuing Lenders, the Swingline Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.3(c) with respect to any payments made by such Lender to its Participant(s).
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 12.2(b), (c), (d) or (e) that directly and adversely affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 5.9, 5.10 and 5.11 (subject to the requirements and limitations therein, including the requirements under Section 5.11(g) (it being understood that the documentation required under Section 5.11(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.12 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 5.10 or 5.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 5.12(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.4 as though it were a Lender; provided that such Participant agrees to be subject to Section 5.6 and Section 12. 4 as though it were a Lender.
Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(v)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(vi)Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrowers, the Administrative Agent and such Lender.
SECTION 12.10 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Related Parties

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(it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) as to the extent required by Applicable Laws or regulations or in any legal, judicial or administrative proceeding or other compulsory process, (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement, under any other Loan Document or under any Secured Hedge Agreement or Secured Cash Management Agreement, or any action or proceeding relating to this Agreement, any other Loan Document or any Secured Hedge Agreement or Secured Cash Management Agreement, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrowers and their respective obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Consolidated Companies or the Credit Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Credit Facility, (h) with the consent of Centuri, (i) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications, (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, any Issuing Lender or any of their respective Affiliates from a third party that is not, to such Person’s knowledge, subject to confidentiality obligations to the Borrowers, (k) to governmental regulatory authorities in connection with any regulatory examination of the Administrative Agent or any Lender or in accordance with the Administrative Agent’s or any Lender’s regulatory compliance policy if the Administrative Agent or such Lender deems necessary for the mitigation of claims by those authorities against the Administrative Agent or such Lender or any of its subsidiaries or affiliates, (l) to the extent that such information is independently developed by such Person, or (m) for purposes of establishing a “due diligence” defense. For purposes of this Section, “Information” means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a nonconfidential basis prior to disclosure by any Credit Party or any Subsidiary thereof; provided that, in the case of information received from a Credit Party or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
SECTION 12.11 Performance of Duties. Each of the Credit Party’s obligations under this Agreement and each of the other Loan Documents shall be performed by such Credit Party at its sole cost and expense.
SECTION 12.12 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the Commitments remain in effect or the Credit Facility has not been terminated.
SECTION 12.13 Survival.
(i)All representations and warranties set forth in Article VII and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution

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and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.
(ii)Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XII and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.
SECTION 12.14 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.
SECTION 12.15 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 12.16 Counterparts; Integration; Effectiveness; Electronic Execution.
(i)Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lenders, the Swingline Lenders and/or the Arrangers, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
(ii)Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention.  Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof.  Without limiting the generality of the foregoing, each party hereto hereby (A) agrees

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that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto)  shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.
SECTION 12.17 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been indefeasibly and irrevocably paid and satisfied in full, all Letters of Credit have been terminated or expired (or been Cash Collateralized) or otherwise satisfied in a manner acceptable to the Issuing Lender) and the Revolving Credit Commitment has been terminated. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination.
SECTION 12.18 USA PATRIOT Act; Anti-Money Laundering Laws. The Administrative Agent and each Lender hereby notifies the Borrowers that pursuant to the requirements of the PATRIOT Act or any other Anti-Money Laundering Laws, each of them is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the PATRIOT Act or such Anti-Money Laundering Laws.
SECTION 12.19 Independent Effect of Covenants. The Borrowers expressly acknowledge and agree that each covenant contained in Articles VIII or IX hereof shall be given independent effect. Accordingly, the Borrowers shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles VIII or IX, before or after giving effect to such transaction or act, the Borrowers shall or would be in breach of any other covenant contained in Articles VIII or IX.
SECTION 12.20 No Advisory or Fiduciary Responsibility.
(i)In connection with all aspects of each transaction contemplated hereby, each Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrowers and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, and each Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrowers or any of their respective Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrowers with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Arranger or Lender has advised or is currently advising the Borrowers or any of their respective Affiliates on other matters) and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to the Borrowers or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrowers and their respective Affiliates, and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and

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the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.
(ii)Each Credit Party acknowledges and agrees that each Lender, the Arrangers and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrowers, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender or Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the Credit Facilities) and without any duty to account therefor to any other Lender, the Arrangers, the Borrowers or any Affiliate of the foregoing.  Each Lender, the Arrangers and any Affiliate thereof may accept fees and other consideration from the Borrowers or any Affiliate thereof for services in connection with this Agreement, the Credit Facilities or otherwise without having to account for the same to any other Lender, the Arrangers, the Borrowers or any Affiliate of the foregoing.
SECTION 12.21 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided that any provision of the Security Documents which imposes additional burdens on the Consolidated Companies or further restricts the rights of the Consolidated Companies or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.
SECTION 12.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(i)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(ii)the effects of any Bail-In Action on any such liability, including, if applicable;
(1)a reduction in full or in part or cancellation of any such liability;
(2)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Documents; or
(3)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
SECTION 12.23 Certain ERISA Matters.
(a)     Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:

(i)     such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments;

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(ii)     the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii)     (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv)     such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)     In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

SECTION 12.24 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(i)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such

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Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(ii)As used in this Section 12.24, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(1)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(2)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(3)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
SECTION 12.25 Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of the Existing Credit Agreement, effective from and after the Closing Date. The execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Closing Date, the credit facilities described in the Existing Credit Agreement, shall be amended, supplemented, modified and restated in their entirety by the facilities described herein, and all loans and other obligations of any Borrower outstanding as of such date under the Existing Credit Agreement, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Closing Date, reflect the respective Commitments of the Lenders hereunder.

[Signature pages omitted]

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